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                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS




                   SEMIANNUAL REPORT [bullet] JUNE 30, 1998




                     Capital Appreciation Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account
                      World Governments Variable Account



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     NOT FDIC INSURED                                MAY LOSE VALUE

                               NO BANK GUARANTEE
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                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                            Sun Life Assurance Company of Canada

Letter From the Chairman

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

Specific information on each account's performance and our current investment strategy are provided on the following pages. The performance figures provided in the discussion do not reflect the deduction of separate account charges. Results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the
Board of Managers

/s/ John D. McNeil

John D. McNeil
Chairman

July 13, 1998


Management Review and Outlook


Capital Appreciation Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 20.12%, compared to a return of 17.71% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Account was heavily invested in companies that were strong performers in sectors that did quite well during the first half of the year. For example, computer software, an area in which we are more heavily invested in comparison to the S&P 500 (19.2% versus 3.7%), was up strongly in the first half. Holdings such as Microsoft and BMC Software all performed quite well. We expect continued growth from our technology holdings as worldwide demand for technology products increases, spurred by the need for Europe and Asia to make up for their historical lack of investment in the types of technology that can boost business productivity. Regions outside the United States need to keep pace technologically if they wish to compete effectively in the world economy.

Our investments in broadcast media stocks such as CBS and Clear Channel also boosted the Account's return thanks to consolidation in the industry and strong advertising rates. We feel these companies should be able to offer more comprehensive advertising packages to potential customers, thanks to the consolidation wave currently taking place.

The conglomerates, special products/services sector, which includes large conglomerates, is essentially comprised of Tyco International, which was up about 40% for the period.

Other stocks that performed well include Colgate, which realized a 20% increase boosted by its new Total toothpaste, while Clear Channel Communications' share price rose 37% in the first part of 1998. The company is not only benefiting from consolidation but also has good cash flow generation, strong earnings growth, and strong management. Another impressive stock is McDonald's, which is undertaking a corporate restructuring designed to improve efficiency and boost product quality. So far, the program has resulted in increased revenue growth per store and a share price increase of 44% since the end of 1997.

Even in a bull market, individual stocks can disappoint. Cendant, a hotel, real estate, and consumer services company franchiser created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem. IKON Office Solutions, a provider of office products and computer and networking solutions, also failed to meet its revenue and profitability targets and has performed poorly as a result.

To help minimize the impact of the Asian economic turmoil on the Account, we've eliminated or sharply reduced our holdings in companies that we felt had a large exposure to the Asian troubles. This is most apparent in our semiconductor holdings, which we underweighted in comparison to the S&P 500. Most prominently, we reduced our Intel holding.

Among other major changes in the portfolio, we eliminated Philip Morris from our top holdings. After meeting with corporate management earlier in the year, we determined that there was little prospect for growth given the current political situation surrounding tobacco companies. For the remainder of 1998, we will continue to focus on earnings growth because we believe earnings drive stock prices. At this time, we feel that stocks are at a high valuation level and we anticipate limited upside in the values of stocks. In this type of market, in which earnings missteps are severely punished by Wall Street, we need to have a high degree of confidence in our portfolio companies' abilities to generate consistent earnings. We're anticipating moderate gross domestic product (GDP) growth and moderate inflation, a scenario that provides a good backdrop for the stock market and should result in moderately positive earnings growth.


Government Securities Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 3.76%, compared to a return of 3.87% for the Lehman Brothers Government/ Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

To most investors, the surprise of this year has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends and an overall decline in interest rates. Even though economic activity for much of the year exceeded a level that the Federal Reserve Board (the Fed) would consider noninflationary, and in spite of the fact that the Fed increased the federal funds rate to 5.50% in March of 1997, two trends have worked in favor of the market and helped lower rates. The first was the sharp decline in the U.S. government's borrowing needs. In fact, for the 12-month period ended January 1998, the government was running a surplus of about $17 billion, and for the fiscal year ending this October the surplus may be significantly higher. The second favorable trend was the decline in inflation. Much to the surprise of most economists, inflation fell significantly over the course of the year, with the Consumer Price Index, for example, declining to 1.70% in 1997 from 3.30% in 1996.

The fixed-income environment, although at times volatile, was generally positive over the past six months. With the general decline in interest rates, coupon income was augmented by opportunities for capital appreciation, particularly in longer-maturity securities. For example, an investment in the two-year sector would have returned 2.68%, whereas the total return in the 10-year sector was 3.69%. With household income, job growth, and consumer confidence quite strong, the rally in shorter maturities was somewhat limited by concerns that the Fed would again find it necessary to raise short-term interest rates. The very favorable performance on the inflation and fiscal fronts, however, provided a very positive underpinning for Treasuries, one from which longer maturities were able to benefit. This environment benefited the Account, given our overweighting in longer-maturity Treasury and agency securities.

For most of this year, the Account's duration, or sensitivity to changes in interest rates, has been 5% to 10% longer than those of the appropriate benchmarks. Strength in employment and overall economic activity, along with the risk that the Fed might raise interest rates, argued for caution. Thus, we have not positioned duration more aggressively. The many positive underpinnings to the market, however, did suggest that we should position the portfolio to benefit from opportunities for capital appreciation as fears of Fed action receded.

Looking ahead, the economic environment, especially prospects for the fixed-income market, is especially positive. The supply-side nature of the economic expansion (with growth in supply outstripping that of demand) and the boom in global production capacity have helped suppress inflation. Declining inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger even lower inflation expectations. Investors have yet to embrace the idea that the economy is at or close to price stability. Although the economy shows few signs of weakening, interest rates will have considerable room to fall after economic activity cools and the view that we are indeed close to the long-term objective of price stability becomes more broadly accepted.

High Yield Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 5.31%, compared to a return of 4.50% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt.

The high-yield market is experiencing an unprecedented period of growth and strong performance and continues to be the best-performing domestic fixed-income asset class. So far this year, a record $97 billion of high-yield bonds has been issued by 422 companies, and the market has surpassed $570 billion in bonds outstanding. Healthy economic growth has contributed to the market's performance as companies have continued to post improved operating results.

The spread, or difference between yields on high-yield bonds and U.S. Treasury notes, has widened recently as some global equity investors have sought the security of the Treasury market following renewed concerns about economic problems in Asia. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of this flight to quality, the yield on Treasury notes fell slightly, to 5.4%, while the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade U.S. corporate debt, remained at 9.2%. Given the low level of interest rates, we believe the high-yield market remains attractively valued, with the spread to Treasuries at 3.8%, its widest level in two-and-a-half years.

While the economic slowdown in Asia could adversely affect the U.S. economy, we do not think it will materially impact the credit quality of the high-yield companies owned by the Account. The Account is primarily invested in the bonds of domestic companies, and when the crisis in Southeast Asia developed last fall we reduced our holdings in companies with high exports to that area.

We believe that many telecommunications issues continue to represent good value, given their growth opportunities and the higher yields available in this sector. The telecommunications sector is our largest industry weighting and has been one of the best-performing sectors in the high-yield market over the past 12 months. The Account is also overweighted in the aerospace sector, in which equipment suppliers such as BE Aerospace are benefiting from strong orders for new commercial aircraft. Our portfolio is underweighted in the energy sector, but we will look for investment opportunities in this area because recently yields have risen in response to oil prices sinking to their lowest levels in 12 years.


Managed Sectors Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 11.91%, compared to a return of 17.71% for the S&P 500.

The Account has had exposure to two sectors, energy and health care, that had weak relative performance in the first half of this year. Also this year, oil supplies increased while demand slackened, partially in Asia, and oil stocks suffered as a result. We continue to have a positive outlook for companies in the oil services sector, such as Cooper Cameron, EVI Weatherford, and Noble Drilling, because of their strong balance sheets and strong managements.

In health care, while the Account's drug company holdings and retailers such as CVS and Rite Aid have done well, stocks of nursing homes, health maintenance organizations (HMOs), and providers of outpatient services have been under pressure and have acted as a drag on the Account's performance. We believe the difficulties these stocks have had thus far in 1998 are the result of confusion and concern regarding the regulatory landscape and any potential impact on pricing. In our view, the fundamental outlook for these companies is still promising. The prices of these stocks is attractive given their relative valuations. We will continue to own them in the absence of any fundamental changes.

Another important sector in the Account is technology. We've focused most heavily on software companies and believe their growth will continue to be driven by worldwide demand due to the critical role software plays in improving corporate productivity and efficiency. Some of our brightest performers here include Microsoft, EMC, Aspect Telecommunication, Cisco Systems, and BMC Software.

The Account's largest holding is Tyco International, a conglomerate with a strong management team and a leadership position in its four major industry segments. The company is an aggressive acquirer with strong cash that it uses to expand its operating efficiencies. It has rewarded the Account with strong performance and, based on our expectations, we believe the company remains attractive.

Major changes in the portfolio for the first half of the year include reductions in stocks that had too much exposure to the Asian markets. Specifically, we eliminated semiconductor holdings such as Atmel, Intel, and Micron. These were replaced in the technology sector by those technology companies mentioned previously.

We've added to our financial services holdings, particularly in stocks of what we call "new emerging financial intermediaries," which are insurance companies secondary and asset gatherers like Associates First Capital, Morgan Stanley, and Lincoln National. The portfolio does not have a major focus on big banks. Individual stock performance in this sector has been boosted by the continued prospects for consolidation in the industry.

In the first half of this year, we reduced our holdings in hotel stocks, particularly in low- and mid-tier companies, and gaming investments because we anticipated less growth there due to a slowing U.S. economy and an expected increase in the supply of hotel rooms. In gaming stocks, we saw no new jurisdictional openings and an increase in the supply of hotel rooms in Las Vegas which resulted in our expectation of weaker performances.

For the balance of 1998, we believe the market will continue to feel the impact of the Asian turmoil. We are optimistic that the better-positioned companies in the health care industry will rebound, and that energy companies will recover from a weak first half as supply and demand become more balanced. Technology will continue to be a mainstay of the Account, and performance there may further benefit from increased worldwide demand as Europe and Asia step up technology purchases to keep pace in the global economy.


Money Market Variable Account

Interest rates on short-term (90-day) securities remained stable during the past six months. The Fed did not adjust monetary policy; thus, the federal funds rate remained at 5.50% for the entire period. At the present time, approximately 60% of the Account is invested in U.S. government or government-guaranteed issues, with the balance in corporate and bank issues. The average maturity of the Account on June 30, 1998, was 39 days, versus 42 days on December 31, 1997. We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk. We expect short-term rates to be flat over the next several months.

The Account is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.


Total Return Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 8.67%, compared to returns of 17.71% for the S&P 500 and 4.11% for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

Given what we view as high valuations in the stock market, the Account has maintained a fairly conservative weighting in equities. Currently, approximately 58% of assets are invested in common stocks, convertibles, and preferred securities, which is below the allocation for the balanced-fund peer group.

In stocks, the Account's largest sector weighting is financial services, an industry in which valuations and earnings growth is higher than that are attractive of the average company. Earnings growth for these companies are in the double digits, and their yields are good. Also, consolidation has made this sector more attractive as these companies are able to cut costs and reduce overlapping operations. Holdings here include National City and PNC in banking and Lincoln National and Chubb in insurance.

Another large sector is utilities and communications, in which we see some attractive opportunities. On the electric side, we think growth is modest but valuations are attractive compared to the S&P 500. This is the case in telecommunications, in which there is also ongoing consolidation and growth, both of which we think could enhance capital appreciation.

We continue to shy away from the technology sector. Given our objective to provide consistent returns with low volatility, we have not seen much opportunity in this sector.

As the year progresses, we believe it will become more difficult to make money in the equity markets because prices continue to rise while corporate earnings are slowing.

Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of the Account's bond allocation is slightly longer than that of the Lehman Index. Most of this allocation is in the corporate sector because we believe that as long as the economy remains sound and inflation low, corporate bonds should continue to perform well. About 20% of this allocation is in high-yield corporates. Healthy economic growth has contributed to the high-yield market's performance as more companies have posted improved operating results and have had little trouble making their debt payments. The biggest high-yield sector is media and entertainment and includes Time Warner, News Corp., and Telecommunications, Inc. This industry continues to benefit from consolidation and cost-cutting resulting from the 1996 Telecommunications Act.

World Governments Variable Account

For the six months ended June 30, 1998, the Account provided a total return of 1.55%, compared to a return of 2.78% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Account is replacing the J.P. Morgan Global Government Bond Index (an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining values of less than one year) with the Salomon Index because we feel the Salomon Index better reflects the universe in which the Account invests.

For the past six months, the Asian economic crisis has been the largest factor in determining the global environment for bond investing. The slowdown in growth resulting from the Asian problem, combined with a lack of inflation, has resulted in a very positive environment for almost all bond markets in developed countries. Given these conditions, we had expected that the three major central banks -- those in the United States, Germany, and Japan -- would leave interest rates unchanged. This proved to be the case, and we believe that, absent inflationary signs, the Fed will continue to defer from raising rates as long as economic turmoil exists in Southeast Asia.

By the end of June, the Japanese appeared to be getting closer to addressing their severe banking problems as well as offering badly needed income tax cuts in order to stimulate their depressed economy. However, markets will remain skeptical until firm policies are put in place and acted upon. Meanwhile, Western Europe continues to prepare itself for the initial phase of European monetary union, which is set to begin in January 1999. This will be a huge and significant undertaking that will take years to fully implement.

Year-to-date returns for all bond markets in the Salomon Brothers Index registered positive returns when measured in local terms (not adjusted for currency differences). The better performers have been Sweden and the United Kingdom, and Japan has been the worst. The Account has benefited from being overweight the United Kingdom and underweight Japan. Performance relative to the index was hurt by being overweight the U.S., which underperformed at the beginning of the year.

Our views have not dramatically changed from the beginning of the year. The global inflation outlook, fiscal progress in several regions of the world in lowering budget deficits, and increasing global competition are very favorable factors that we believe will continue to lower global interest rates. Many of the bond markets have already discounted these positive developments. In order for interest rates to drop significantly from current levels, the Southeast Asian economies would have to continue unraveling, thereby causing central banks to ease monetary policy and put more currency into their respective economies. However, we do not foresee this happening in the near future.

Meanwhile, the direction of both the Japanese economy and the yen will be critical for most fixed-income markets in the months ahead. We continue to believe that bond markets with the highest real and nominal interest rates will perform well. Consequently, we expect to maintain our overweighted position in the U.S. bloc, with underweightings in both the European and Japanese blocs.

                             ---------------------
The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


Investment Objectives

Capital Appreciation Variable Account (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities.

High Yield Variable Account (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers which may be in the lower-rated categories or unrated and may include equity features.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the Account are neither guaranteed nor insured by the U.S. government.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

World Governments Variable Account (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities.

Six-month performance through June 30, 1998


                                 Compass 2 (U.S.)     Compass 3 (U.S.)
Capital Appreciation
  Variable Account                     19.36%               19.30%
Government Securities
  Variable Account                      3.08%                3.02%
High Yield Variable Account             4.64%                4.59%
Managed Sectors Variable
  Account                              11.23%               11.14%
Money Market Variable
  Account                               1.83%                1.78%
Total Return Variable
  Account                               8.03%                7.95%
World Governments Variable
  Account                               0.94%                0.86%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

Portfolio of Investments -- June 30, 1998
Capital Appreciation Variable Account
Stocks -- 97.1%


Issuer                                                                           Shares             Value
U.S. Stocks -- 95.2%
Aerospace -- 1.7%
United Technologies Corp. ..............................................        134,400          $ 12,432,000
                                                                                                 ------------
Automotive -- 0.5%
Federal Mogul Corp. ....................................................         55,200          $  3,726,000
                                                                                                 ------------
Banks and Credit Companies -- 0.8%
Bank of New York, Inc. .................................................         68,600          $  4,163,163
BankBoston Corp. .......................................................         25,200             1,401,750
                                                                                                 ------------
                                                                                                 $  5,564,913
                                                                                                 ------------
Business Machines -- 0.8%
Affiliated Computer Services, Inc., "A"*................................         66,400          $  2,556,400
Xerox Corp. ............................................................         34,200             3,475,575
                                                                                                 ------------
                                                                                                 $  6,031,975
                                                                                                 ------------
Business Services -- 3.4%
AccuStaff, Inc.* .......................................................        201,200          $  6,287,500
Computer Sciences Corp. ................................................        112,200             7,180,800
DST Systems, Inc.* .....................................................         86,500             4,844,000
Galileo International, Inc. ............................................        129,000             5,813,063
Ikon Office Solutions, Inc. ............................................         29,300               426,681
                                                                                                 ------------
                                                                                                 $ 24,552,044
                                                                                                 ------------
Computer Hardware --
Systems -- 1.3%
EMC Corp.* .............................................................        203,900          $  9,137,269
                                                                                                 ------------
Computer Software --
 Personal Computers -- 7.6%
Dell Computer Corp.* ...................................................         90,800          $  8,427,375
Microsoft Corp.* .......................................................        424,400            45,994,350
                                                                                                 ------------
                                                                                                 $ 54,421,725
                                                                                                 ------------
Computer Software -- Systems -- 11.6%
BMC Software, Inc.* ....................................................        354,100          $ 18,391,069
Cadence Design Systems, Inc.* ..........................................        573,400            17,918,750
Computer Associates International,
 Inc. ..................................................................        391,250            21,738,828
Compuware Corp.* .......................................................         76,100             3,890,612
Oracle Corp.* ..........................................................        585,075            14,370,905
Peoplesoft, Inc.* ......................................................         24,200             1,137,400
Synopsys, Inc.* ........................................................        113,000             5,169,750
                                                                                                 ------------
                                                                                                 $ 82,617,314
                                                                                                 ------------

Issuer                                                                           Shares             Value
Consumer Goods and
 Services -- 11.4%
Clorox Co. .............................................................         38,600          $  3,681,475
Colgate-Palmolive Co. ..................................................        150,900            13,279,200
Gillette Co. ...........................................................        163,300             9,257,069
Revlon, Inc., "A"* .....................................................         78,300             4,022,662
Service Corp. International ............................................         45,000             1,929,375
Tyco International Ltd. ................................................        778,500            49,045,500
                                                                                                 ------------
                                                                                                 $ 81,215,281
                                                                                                 ------------
Defense Electronics -- 1.6%
Loral Space & Communications Corp.* ....................................        406,700          $ 11,489,275
                                                                                                 ------------
Electrical Equipment -- 1.2%
General Electric Co. ...................................................         96,700          $  8,799,700
                                                                                                 ------------
Electronics -- 1.8%
Altera Corp.* ..........................................................        111,200          $  3,287,350
Analog Devices, Inc.* ..................................................        108,700             2,669,944
Microchip Technology, Inc.* ............................................        138,500             3,618,312
Xilinx, Inc.* ..........................................................         89,300             3,036,200
                                                                                                 ------------
                                                                                                 $ 12,611,806
                                                                                                 ------------
Entertainment -- 7.2%
CBS Corp. ..............................................................        129,000          $  4,095,750
Clear Channel Communications, Inc.* ....................................         97,384            10,627,029
Harrah's Entertainment, Inc.* ..........................................         60,600             1,408,950
Hearst-Argyle Television, Inc.* ........................................         32,600             1,304,000
Heftel Broadcasting Corp., "A"* ........................................         91,800             4,108,050
Jacor Communications, Inc.* ............................................        110,500             6,519,500
Mirage Resorts, Inc.* ..................................................        190,700             4,064,294
Time Warner, Inc. ......................................................         65,300             5,579,068
Univision Communications, Inc., "A"*....................................        112,000             4,172,000
Viacom, Inc., "B"* .....................................................        169,100             9,850,075
                                                                                                 ------------
                                                                                                 $ 51,728,716
                                                                                                 ------------
Financial Institutions -- 6.5%
Associates First Capital Corp., "A" ....................................        141,900          $ 10,908,562
CIT Group, Inc., "A" ...................................................        101,500             3,806,250
Federal Home Loan Mortgage Corp. .......................................        209,900             9,878,419
Financial Federal Corp. * ..............................................        118,150             3,167,897
Finova Group, Inc. .....................................................        133,800             7,576,425
Franklin Resources, Inc. ...............................................        126,900             6,852,600
Morgan Stanley, Dean Witter & Co. ......................................         44,900             4,102,738
                                                                                                 ------------
                                                                                                 $ 46,292,891
                                                                                                 ------------

10 - CAVA

Issuer                                                                           Shares             Value
Financial Services -- 0.7%
SunAmerica, Inc. .......................................................          86,650         $  4,976,959
                                                                                                 ------------
Insurance -- 0.6%
Annuity and Life Re Holdings Ltd.* .....................................           2,600         $     57,525
Lincoln National Corp. .................................................          44,200            4,038,775
                                                                                                 ------------
                                                                                                 $  4,096,300
                                                                                                 ------------
Machinery -- 0.2%
Lear Corp.* ............................................................          33,300         $  1,708,706
                                                                                                 ------------
Medical and Health Products -- 2.7%
Biomet, Inc. ...........................................................          60,200         $  1,990,363
Boston Scientific Corp.* ...............................................          47,100            3,373,537
Bristol-Myers Squibb Co. ...............................................         122,000           14,022,375
                                                                                                 ------------
                                                                                                 $ 19,386,275
                                                                                                 ------------
Medical and Health Technology
 and Services -- 6.5%
Cardinal Health, Inc. ..................................................          47,500         $  4,453,125
Columbia/HCA Healthcare Corp. ..........................................         188,800            5,498,800
Health Management Associates, Inc., "A"* ...............................          98,000            3,276,875
HealthSouth Corp.* .....................................................         289,200            7,718,025
Lincare Holdings, Inc.* ................................................          52,300            2,199,869
Scherer R P Corp.* .....................................................          19,000            1,683,875
Total Renal Care Holdings, Inc.* .......................................          94,800            3,270,600
United Healthcare Corp. ................................................         248,500           15,779,750
Wellpoint Health Networks, Inc., "A"*...................................          31,600            2,338,400
                                                                                                 ------------
                                                                                                 $ 46,219,319
                                                                                                 ------------
Metals and Minerals -- 0.8%
Minerals Technologies, Inc. ............................................         116,100         $  5,906,588
                                                                                                 ------------
Oil Services -- 0.7%
Cooper Cameron Corp.* ..................................................          35,400         $  1,805,400
Diamond Offshore Drilling, Inc. ........................................          44,800            1,792,000
EVI Weatherford, Inc.* .................................................          32,000            1,188,000
                                                                                                 ------------
                                                                                                 $  4,785,400
                                                                                                 ------------
Oils -- 1.0%
USX-Marathon Group .....................................................         207,500         $  7,119,844
                                                                                                 ------------
Pollution Control -- 0.6%
Waste Management, Inc. .................................................         112,100         $  3,923,500
                                                                                                 ------------
Printing and Publishing -- 0.2%
Scripps (E.W.) Howard, Inc. ............................................          25,200         $  1,381,275
                                                                                                 ------------
Railroads -- 0.1%
Wisconsin Central Transportation Corp.*.................................          30,400         $    665,000
                                                                                                 ------------

Issuer                                                                          Shares           Value
Restaurants and Lodging -- 6.3%
Cavanaughs Hospitality Corp.* ..........................................           2,600         $     33,963
Cendant Corp.* .........................................................       1,285,692           26,838,820
McDonalds Corp. ........................................................         103,600            7,148,400
Promus Hotel Corp.* ....................................................         294,631           11,343,294
                                                                                                 ------------
                                                                                                 $ 45,364,477
                                                                                                 ------------
Stores -- 7.0%
CompUSA, Inc.* .........................................................          75,000         $  1,354,687
Corporate Express, Inc.* ...............................................         103,050            1,307,447
CVS Corp. ..............................................................         541,900           21,100,231
Linens 'N Things, Inc.* ................................................          14,900              455,381
Office Depot, Inc.* ....................................................         431,100           13,606,594
Rite Aid Corp. .........................................................         291,200           10,938,200
Staples, Inc.* .........................................................          39,700            1,148,819
                                                                                                 ------------
                                                                                                 $ 49,911,359
                                                                                                 ------------
Supermarkets -- 2.1%
Meyer (Fred), Inc.* ....................................................          60,000         $  2,550,000
Safeway, Inc.* .........................................................         314,000           12,775,875
                                                                                                 ------------
                                                                                                 $ 15,325,875
                                                                                                 ------------
Telecommunications -- 6.6%
Cisco Systems, Inc.* ...................................................         176,750         $ 16,272,047
Global TeleSystems Group, Inc.* ........................................         141,100            6,878,625
Hyperion Telecommunications, Inc.,
 "A"* ..................................................................           6,000               94,125
Intermedia Communications, Inc.* .......................................          44,700            1,874,606
L-3 Communications Holding, Inc.* ......................................           1,300               42,494
Metromedia Fiber Network, Inc., "A"*....................................           4,100              191,163
Nextlink Communications, Inc., "A"* ....................................          42,000            1,590,750
Qwest Communications International,
 Inc.* .................................................................         102,549            3,576,396
Tel-Save Holdings, Inc.##* .............................................          89,500            1,320,125
Tel-Save Holdings, Inc.* ...............................................          63,200              932,200
Tellabs, Inc.* .........................................................          53,900            3,860,587
WorldCom, Inc.* ........................................................         210,380           10,190,281
                                                                                                 ------------
                                                                                                 $ 46,823,399
                                                                                                 ------------
Utilities -- Electric -- 1.7%
AES Corp.* .............................................................         144,500         $  7,595,281
CalEnergy Co., Inc.* ...................................................         161,000            4,840,063
                                                                                                 ------------
                                                                                                 $ 12,435,344
                                                                                                 ------------
 Total U.S. Stocks ...........................................................................   $680,650,529
                                                                                                 ============

                                                                       11 - CAVA

Issuer                                                                      Shares       Value
Foreign Stocks -- 1.9%
Bermuda -- 0.5%
Ace Ltd. (Insurance) ..................................................... 93,600     $  3,650,400
                                                                                      ------------
Canada -- 0.4%
Canadian National Railway Co.
 (Railroads) ............................................................. 56,500     $  3,001,562
                                                                                      ------------
United Kingdom -- 1.0%
British Petroleum PLC, ADR (Oils) ........................................ 80,539     $  7,107,567
 Total Foreign Stocks .............................................................   $ 13,759,529
                                                                                      ------------
 Total Stocks (Identified Cost, $476,765,772) .....................................   $694,410,058
                                                                                      ------------
Short-Term Obligations -- 2.5%

                                                                     Principal Amount
                                                                       (000 Omitted)

Federal Home Loan Mortgage Corp.,
 due 8/21/98 ............................................................ $ 7,200     $  7,144,512
Ford Motor Credit Corp., due 7/01/98.....................................  10,370       10,370,000
                                                                                      ------------
 Total Short-Term Obligations, at Amortized Cost ..................................   $ 17,514,512
                                                                                      ------------
 Total Investments (Identified Cost, $494,280,284) ................................   $711,924,570
Other Assets,
 Less Liabilities -- 0.4% .........................................................      2,582,625
                                                                                      ------------
   Net Assets -- 100% .............................................................   $714,507,195
                                                                                      ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1998
Government Securities Variable Account
Bonds -- 97.9%


                                                                          Principal Amount
Issuer                                                                     (000 Omitted)        Value
U.S. Federal
 Agencies -- 29.4%
Federal Home Loan Mortgage Corp.,
 6.288s, 2027 ..........................................................      $ 4,657        $  4,700,715
Federal Home Loan Mortgage Corp.,
 6.5s, 2028 ............................................................        9,405           9,378,478
Federal Housing Authority, 7.43s, 2022 .................................        3,390           3,401,252
Federal National Mortgage Assn.,
 6.5s, 2012 - 2013 .....................................................        4,459           4,483,722
Federal National Mortgage Assn.,
 7.109s, 2020 ..........................................................          179             177,666
Federal National Mortgage Assn.,
 7.27s, 2005 ...........................................................        3,896           3,987,031
Federal National Mortgage Assn.,
 7.5s, 2000 ............................................................        2,033           2,043,051
Federal National Mortgage Assn.,
 8.5s, 2007 ............................................................          172             179,740
Federal National Mortgage Assn.,
 10s, 2018 .............................................................        3,249           3,586,241
Financing Corp., 9.8s, 2018 ............................................        5,000           7,191,400
Resolution Funding Corp., 8.875s, 2020 .................................        3,700           5,085,761
Tennessee Valley Authority, 0s, 2042 ...................................        7,250           3,331,883
U.S. Department of Veterans Affairs,
 7.5s, 2009 ............................................................        3,400           3,678,358
U.S. Department of Veterans Affairs,
 7.75s, 2014 ...........................................................        2,745           2,767,919
                                                                                             ------------
                                                                                             $ 53,993,217
                                                                                             ------------
U.S. Government
 Guaranteed -- 68.5%
Government National Mortgage
 Association -- 22.1%
GNMA, 6.5s, 2027 - 2028 ................................................      $ 3,451        $  3,442,982
GNMA, 7s, 2008 - 2012 ..................................................        2,250           2,301,097
GNMA, 7.5s, 2008 - 2027 ................................................       21,594          22,208,984
GNMA, 8s, 2025 - 2028 ..................................................       11,569          11,988,606
GNMA, 11s, 2010 - 2019 .................................................          508             576,064
GNMA, 12.5s, 2015 ......................................................           54              63,020
GNMA, 14s, 2014 - 2015 .................................................           35              41,134
                                                                                             ------------
                                                                                             $ 40,621,887
                                                                                             ------------

12 - GSVA

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)        Value
Small Business
 Administration -- 1.9%
SBA, 8.2s, 2005 ..........................................................      $ 1,010        $  1,055,891
SBA, 8.4s, 2007 ..........................................................          302             317,141
SBA, 8.7s, 2009 ..........................................................        1,228           1,324,054
SBA, 10.05s, 2009 ........................................................          643             712,065
                                                                                               ------------
                                                                                               $  3,409,151
                                                                                               ------------
U.S. Treasury Obligations -- 44.5%
U.S. Treasury Notes, 5.5s, 2003 ..........................................      $ 3,700        $  3,697,114
U.S. Treasury Notes, 5.625s, 2008 ........................................        2,900           2,939,411
U.S. Treasury Bonds, 6.125s, 2027 ........................................       11,600          12,430,096
U.S. Treasury Notes, 6.5s,
 2002 - 2006 .............................................................       17,400          18,247,818
U.S. Treasury Notes, 8s, 2001 ............................................       18,000          19,164,420
U.S. Treasury Bonds, 8s, 2021 ............................................        2,208           2,846,244
U.S. Treasury Notes, 8.5s, 2000 ..........................................        6,700           7,004,649
U.S. Treasury Bonds, 9.875s, 2015 ........................................        4,700           6,845,832
U.S. Treasury Bonds, 10.375s, 2012 .......................................        6,300           8,436,078
                                                                                               ------------
                                                                                               $ 81,611,662
                                                                                               ------------
 Total U.S. Government Guaranteed ..........................................................   $125,642,700
                                                                                               ------------
 Total Bonds (Identified Cost, $172,251,167) ...............................................   $179,635,917
                                                                                               ------------
Repurchase Agreement -- 1.4%
Goldman Sachs, dated 6/30/98, due
 07/01/98, total to be received
 $2,569,407 (secured by various
 U.S. Treasury and Federal Agency
 obligations in a jointly traded
 account), at Cost .......................................................      $ 2,569        $  2,569,000
                                                                                               ------------
 Total Investments (Identified Cost, $174,820,167) .........................................   $182,204,917
Other Assets,
 Less Liabilities -- 0.7% ..................................................................      1,280,888
                                                                                               ------------
 Net Assets - 100.0% .......................................................................   $183,485,805
                                                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1998
High Yield Variable Account
Bonds -- 91.2%

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)        Value
U.S. Bonds -- 82.2%
Aerospace -- 4.6%
Airplane Pass-Through Trust,
 10.875s, 2019+ ........................................................      $   750        $    847,162
Argo Tech Corp., 8.625s, 2007 ..........................................        1,000           1,015,000
B E Aerospace, 8s, 2008 ................................................          575             573,563
K & F Industries, Inc., 9.25s, 2007 ....................................        1,400           1,414,000
L-3 Communications Corp.,
 10.375s, 2007 .........................................................          500             552,500
L-3 Communications Corp., 8.5s, 2008 ...................................          525             526,969
MOOG, Inc., 10s, 2006 ..................................................        1,870           2,000,900
Stellex Industries, Inc., 9.5s, 2007 ...................................          475             466,688
United Defense Industries, Inc.,
 8.75s, 2007 ...........................................................          655             663,187
                                                                                             ------------
                                                                                             $  8,059,969
                                                                                             ------------
Building -- 2.4%
AAF-McQuay, Inc., 8.875s, 2003 .........................................      $ 1,325        $  1,306,781
Nortek, Inc., 9.25s, 2007 ..............................................        1,000           1,020,000
UDC Homes, Inc., 0s, 2000 ..............................................            3               1,465
Williams Scotsman, Inc., 9.875s, 2007 ..................................        1,850           1,924,000
                                                                                             ------------
                                                                                             $  4,252,246
                                                                                             ------------
Business Services -- 2.4%
Anacomp, Inc., 10.875s, 2004 ...........................................      $   650        $    682,500
Convergent Communications, Inc.,
 13s, 2008## ...........................................................          900             873,000
Iron Mountain, Inc., 8.75s, 2009 .......................................          750             765,000
Pierce Leahy Corp., 11.125s, 2006 ......................................           43              48,160
Pierce Leahy Corp., 9.125s, 2007 .......................................        1,250           1,281,250
Zilog, Inc., 9.5s, 2005## ..............................................          725             514,750
                                                                                             ------------
                                                                                             $  4,164,660
                                                                                             ------------
Chemicals -- 0.3%
Sterling Chemicals, Inc., 11.25s, 2007..................................      $   475        $    465,500
                                                                                             ------------
Coal -- 0.5%
P & L Coal Holdings Corp.,
 9.625s, 2008## ........................................................      $   900        $    924,750
                                                                                             ------------

                                                                       13 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Consumer Goods and Services -- 4.8%
American Safety Razor Co.,
 9.875s, 2005 .......................................................... $ 1,000               $  1,070,000
Boyds Collection Ltd., 9s, 2008## ......................................     500                    500,000
Galey & Lord, Inc., 9.125s, 2008 .......................................     515                    495,688
General Binding Corp., 9.375s, 2008##...................................     575                    583,625
Kindercare Learning Centers, Inc.,
 9.5s, 2009 ............................................................     850                    854,250
Polymer Group, Inc., 9s, 2007 ..........................................     750                    763,125
Reeves Industries, Inc., 11s, 2002** ...................................     287                    287,014
Reeves, Inc., 13s, 2004 ................................................     279                    139,720
Remington Products Co. LLC,
 11s, 2006 .............................................................     825                    756,937
Revlon Consumer Products Corp.,
 8.625s, 2008 ..........................................................   1,400                  1,400,000
Samsonite, Inc., 10.75s, 2008## ........................................     525                    519,750
Synthetic Industries, Inc., 9.25s, 2007.................................   1,125                  1,164,375
                                                                                               ------------
                                                                                               $  8,534,484
                                                                                               ------------
Container, Forest and
 Paper Products -- 5.7%
Atlantis Group, Inc., 11s, 2003 ........................................ $ 1,300               $  1,371,500
Florida Coast Paper Co. LLC,
 12.75s, 2003 ..........................................................   1,000                  1,120,000
Gaylord Container Corp., 9.75s, 2007 ...................................   1,070                  1,053,950
Gaylord Container Corp., 9.875s, 2008 ..................................   1,070                  1,037,900
Graham Packaging Co./GPC Capital,
 8.75s, 2008## .........................................................     650                    646,750
Pacific Lumber Co., 10.5s, 2003 ........................................     160                    164,800
Silgan Holdings, Inc., 9s, 2009 ........................................     800                    828,000
Speciality Paperboard, Inc.,
 9.375s, 2006 ..........................................................   1,400                  1,470,000
U.S. Can Corp., 10.125s, 2006 ..........................................     950                    999,875
U.S. Timberlands, 9.625s, 2007 .........................................   1,160                  1,174,500
Uniforet, Inc., 11.125s, 2006 ..........................................     200                    192,000
                                                                                               ------------
                                                                                               $ 10,059,275
                                                                                               ------------
Energy -- 1.0%
AEI Holdings, Inc., 10s, 2007## ........................................ $   250               $    246,875
Gulfmark Offshore, 8.75s, 2008## .......................................     600                    582,000
Petsec Energy, Inc., 9.5s, 2007 ........................................     850                    858,500
                                                                                               ------------
                                                                                               $  1,687,375
                                                                                               ------------

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Entertainment -- 1.2%
AMC Entertainment, Inc., 9.5s, 2009 .................................... $   500               $    505,000
Cinemark USA, Inc., 9.625s, 2008 .......................................   1,250                  1,287,500
Hollywood Theaters, Inc., 10.625s,
 2007[dbldag][dbldag] ..................................................     375                    406,406
                                                                                               ------------
                                                                                               $  2,198,906
                                                                                               ------------
Finance -- 0.5%
Merrill Lynch Mortgage Investors, Inc.,
 8.161s, 2022## ........................................................ $ 1,000               $    967,656
                                                                                               ------------
Food and Beverage Products -- 2.9%
Delta Beverage Group, Inc.,
 9.75s, 2003 ........................................................... $ 1,000               $  1,047,500
Fage Dairy Industries SA, 9s, 2007 .....................................     375                    364,688
Friendly Ice Cream Corp., 10.5s, 2007...................................     575                    606,625
Planet Hollywood, 12s, 2005 ............................................     800                    720,000
Purina Mills, Inc., 9s, 2010## .........................................     500                    513,750
Specialty Foods Corp., 10.25s, 2001 ....................................   1,950                  1,891,500
                                                                                               ------------
                                                                                               $  5,144,063
                                                                                               ------------
Gaming and Lodging -- 5.1%
Boyd Gaming Corp., 9.5s, 2007[dbldag][dbldag] .......................... $ 1,500               $  1,560,000
Casino America, Inc., 12.5s, 2003 ......................................     800                    904,000
Coast Hotels & Casinos, Inc.,
 13s, 2002 .............................................................     750                    868,125
Eldorado Resorts LLC, 10.5s, 2006 ......................................   1,800                  1,980,000
Grand Casinos, Inc., 10.125s, 2003 .....................................     425                    463,250
Prime Hospitality Corp., 9.75s, 2007 ...................................     200                    212,500
Red Roof Inns, Inc., 9.625s, 2003 ......................................   1,950                  2,008,500
Santa Fe Hotel, Inc., 11s, 2000 ........................................   1,065                  1,054,350
                                                                                               ------------
                                                                                               $  9,050,725
                                                                                               ------------
Industrial -- 9.4%
Clark-Schwebel, Inc., 10.5s, 2006 ...................................... $   950               $  1,050,937
Columbus Mckinnon Corp.,
 8.5s, 2008## ..........................................................     850                    835,125
Day International Group, Inc.,
 11.125s, 2005 .........................................................     750                    817,500
Envirosource, Inc., 9.75s, 2003 ........................................     650                    654,875
Furon Co., 8.125s, 2008## ..............................................     800                    799,000
Grove Worldwide LLC, 9.25s, 2008##......................................     350                    343,000
Hayes Wheels International, Inc.,
 9.125s, 2007 ..........................................................     900                    940,500

14 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Industrial -- continued
Haynes International, Inc.,
 11.625s, 2004 ......................................................... $ 1,425               $  1,603,125
IMO Industries, Inc., 11.75s, 2006 .....................................     920                  1,035,000
Interlake Corp., 12s, 2001 .............................................   1,200                  1,308,000
Interlake Corp., 12.125s, 2002 .........................................     250                    255,000
International Knife & Saw, Inc.,
 11.375s, 2006 .........................................................     300                    321,000
Johnstown America Industries, Inc.,
 11.75s, 2005 ..........................................................     750                    830,625
Newcor, Inc., 9.875s, 2008## ...........................................   1,100                  1,111,000
Numatics, Inc., 9.625s, 2008## .........................................     320                    323,600
Oxford Automotive, Inc., 10.125s, 2007..................................   1,100                  1,133,000
Simonds Industries, Inc., 10.25s, 2008 .................................     225                    225,000
Stanadyne Automotive Corp.,
 10.25s, 2007## ........................................................     185                    189,163
Talon Automotive Group, Inc.,
 9.625s, 2008## ........................................................     525                    519,750
Thermadyne Holdings, 0s to 2003,
 12.5s to 2008## .......................................................   1,300                    721,500
Thermadyne Manufacturing,
 9.875s, 2008## ........................................................     800                    806,000
Venture Holdings Trust, 9.75s, 2004 ....................................     750                    757,500
                                                                                               ------------
                                                                                               $ 16,580,200
                                                                                               ------------
Media -- 11.9%
Acme Television LLC, 0s to 2000,
 10.875s to 2004 ....................................................... $   950               $    776,625
Big Flower Press Holdings, Inc.,
 8.875s, 2007 ..........................................................     775                    788,562
Chancellor Media Corp., 8.75s, 2007 ....................................     800                    834,000
Charter Communications Southeast LP,
 11.25s, 2006 ..........................................................   1,200                  1,323,000
CSC Holdings, Inc., 9.25s, 2005 ........................................     400                    428,000
CSC Holdings, Inc., 8.125s, 2009 .......................................     100                    107,250
Cumulus Media, Inc., 10.375s, 2008 .....................................     250                    253,438
EchoStar Communications Corp.,
 0s to 1999, 12.875s to 2004 ...........................................   1,100                  1,069,750
EchoStar Satellite Broadcasting Corp.,
 Principal Stripped, 0s to 2000,
 13.125s to 2004 .......................................................   1,425                  1,309,219
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007 ..........................................................   1,700                  1,734,000

Issuer                                                                Principal Amount
                                                                      (000 Ommitted)               Value
Media -- continued
FrontierVision Holding LP, 0s to 2001,
 11.87s to 2007 ........................................................ $   500               $    395,000
Frontiervision Operating Partnership
 LP, 11s, 2006 .........................................................     375                    415,312
Golden Books Publishing, Inc.,
 7.65s, 2002 ...........................................................     750                    585,000
Granite Broadcasting Corp.,
 10.375s, 2005 .........................................................     750                    787,500
Granite Broadcasting Corp.,
 8.875s, 2008## ........................................................     885                    894,956
Hollinger International Publishing, Inc.,
 9.25s, 2007 ...........................................................   1,085                  1,144,675
Intermedia Capital Partners IV, LP,
 11.25s, 2006 ..........................................................   1,000                  1,117,500
Jacor Communications Co., 8s, 2010 .....................................     200                    200,000
Lenfest Communications, Inc.,
 10.5s, 2006 ...........................................................     575                    669,875
Liberty Group Operating, Inc.,
 9.375s, 2008 ..........................................................     755                    773,875
LIN Holdings Corp., 0s to 2003,
 10s to 2008## .........................................................     200                    134,000
LIN Television Corp., 8.375s, 2008## ...................................     750                    765,000
Marvel Holdings, Inc., 0s, 1998** ......................................   1,165                     43,688
NTL, Inc., 0s to 2003,
 9.75s to 2008## .......................................................   1,350                    877,500
Outdoor Systems, Inc., 8.875s, 2007 ....................................     800                    833,000
Renaissance Media Louisiana LLC, 0s
 to 2003, 10s to 2008## ................................................     475                    280,250
Rogers Cablesystems, Inc.,
 10.125s, 2012 .........................................................   1,750                  1,903,125
United International Holdings, Inc.,
 0s to 2003, 10.75s to 2008 ............................................   1,075                    663,812
                                                                                               ------------
                                                                                               $ 21,107,912
                                                                                               ------------
Medical and Health
 Products -- 2.2%
Beverly Enterprises, Inc., 9s, 2006 .................................... $ 1,000               $  1,042,500
Insight Health Services Corp.,
 9.625s, 2008## ........................................................     350                    347,813
Mediq, Inc., 11s, 2008## ...............................................     600                    615,000
Oxford Health Plans, Inc., 11s, 2005## .................................     350                    355,688
Pharmerica, Inc., 8.375s, 2008## .......................................     525                    526,312

                                                                       15 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Medical and Health
 Products -- continued
Prime Medical Services, Inc.,
 8.75s, 2008## ......................................................... $ 1,015               $  1,004,850
                                                                                               ------------
                                                                                               $  3,892,163
                                                                                               ------------
Metals and Minerals -- 4.7%
Acme Metals, Inc., 10.875s, 2007## ..................................... $   375               $    315,000
Alaska Steel Holdings Corp.,
 9.125s, 2006 ..........................................................     305                    318,725
Commonwealth Aluminum Corp.,
 10.75s, 2006 ..........................................................     600                    618,000
Doe Run Resources Corp.,
 11.25s, 2005## ........................................................     700                    707,000
Kaiser Aluminum & Chemical Corp.,
 10.875s, 2006 .........................................................   1,700                  1,827,500
Keystone Consolidated Industries, Inc.,
 9.625s, 2007 ..........................................................     700                    719,250
Metal Management, Inc., 10s, 2008##.....................................     900                    884,250
Schuff Steel Co., 10.5s, 2008## ........................................     825                    820,875
WCI Steel, Inc., 10s, 2004 .............................................     900                    924,750
Wheeling Pittsburgh Corp.,
 9.25s, 2007 ...........................................................     550                    561,000
WHX Corp., 10.5s, 2005 .................................................     525                    526,313
                                                                                               ------------
                                                                                               $  8,222,663
                                                                                               ------------
Retail -- 2.5%
Affinity Group Holding, Inc., 11s, 2007 ................................ $   500               $    531,875
Cole National Group, Inc.,
 9.875s, 2006 ..........................................................     500                    540,000
Cole National Group, Inc.,
 8.625s, 2007 ..........................................................   1,000                  1,010,000
Finlay Enterprises, Inc., 9s, 2008 .....................................     550                    552,750
Finlay Fine Jewelry Corp.,
 8.375s, 2008 ..........................................................     550                    552,750
J Crew Operating Corp.,
 10.375s, 2007 .........................................................     250                    238,750
Musicland Group, Inc., 9.875s, 2008 ....................................   1,050                  1,044,750
                                                                                               ------------
                                                                                               $  4,470,875
                                                                                               ------------
Supermarkets -- 0.1%
Jitney-Jungle Stores of America, Inc.,
 12s, 2006 ............................................................. $   200               $    225,000
                                                                                               ------------

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Telecommunications -- 19.5%
Allegiance Telecom, Inc., 0s to 2003,
 11.75s to 2008## ...................................................... $ 1,150               $    612,375
American Mobile Satellite Corp.,
 12.25s, 2008## ........................................................     925                    860,250
American Cellular Corp., 10.5s, 2008## .................................     700                    700,000
Bell Technology Group Ltd., 13s, 2005##. ...............................     250                    253,125
Dialog Corporation PLC, 11s, 2007 ......................................   1,325                  1,464,125
Digital Teleport Holdings, Inc., 0s to
 2003, 12.5s to 2008 ...................................................   1,450                    783,000
Dolphin Telecom PLC, 0s to 2003,
 11.5s to 2008## .......................................................   1,500                    847,500
Esat Holdings Ltd., 0s to 2002,
 12.5s to 2007 .........................................................     550                    404,250
Esat Telecom Group PLC, 0s to 2002,
 12.5s to 2007 .........................................................     800                    590,000
Esprit Telecom Group PLC,
 10.875s, 2008## .......................................................     850                    841,500
Exodus Communications, Inc.,
 11.25s, 2008## ........................................................   1,325                  1,329,969
Flag Ltd., 8.25s, 2008## ...............................................     800                    806,000
GCI, Inc., 9.75s, 2007 .................................................   1,550                  1,619,750
Global Crossing Holdings Ltd.,
 9.625s, 2008## ........................................................   1,075                  1,120,687
GlobalStar LP / Capital,
 11.375s, 2004##  ......................................................   1,075                  1,042,750
ICG Holdings, Inc., 0s to 2001,
 12.5s to 2006 .........................................................     875                    695,625
Intermedia Communications, Inc., 0s
 to 2002, 11.25s to 2007 ...............................................   1,200                    876,000
Intermedia Communications, Inc.,
 8.875s, 2007 ..........................................................     100                    102,250
ITC Deltacom, Inc., 11s, 2007 ..........................................     569                    637,280
Level 3 Commerce, Inc.,
 9.125s, 2008## ........................................................   1,000                    972,500
McCaw International Ltd., 0s to 2002,
 13s to 2007 ...........................................................     700                    463,750
Metronet Communications Corp., 0s to
 2003, 9.95s to 2008## .................................................   1,775                  1,098,281
MJD Communications, Inc.,
 9.5s, 2008## ..........................................................     625                    639,063
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2007 ...................................................     235                    153,337

16 - HYVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Telecommunications -- continued
Nextel Communications, Inc. 0s to
 2003, 9.95s to 2008## ................................................. $ 2,850               $  1,816,875
Nextel International, Inc., 0s to 2003,
 12.125s to 2008## .....................................................   1,700                    977,500
Nextlink Communications, Inc.,
 9.625s, 2007 ..........................................................     875                    892,500
Onepoint Communications Corp.,
 14.5s, 2008## .........................................................     275                    258,500
Orbital Imaging Corp., 11.625s, 2005 ...................................     470                    479,400
Pagemart Wireless, Inc., 0s to 2003,
 11.25s to 2008 ........................................................   1,075                    645,000
Pathnet, Inc., 12.25s, 2008## ..........................................     900                    954,000
Pinnacle Holdings, Inc., 0s to 2003,
 10s to 2008## .........................................................   1,350                    884,250
Psinet, Inc., 10s, 2005 ................................................     350                    357,000
RCN Corp., 0s to 2002,
 11.25s to 2007 ........................................................     775                    497,938
Rhythms Netconnections, Inc., 0s to
 2003, 13.5s to 2008## .................................................     225                    110,250
Rural Cellular Corp., 9.625s, 2008## ...................................     450                    450,000
Spectrasite Holdings, Inc., 0s to 2003,
 12s to 2008## .........................................................   1,600                    888,000
Telesystem International Wireless, Inc.,
 0s to 2002, 10.5s to 2007 .............................................     530                    318,662
Telesystem International Wireless, Inc.,
 0s to 2002, 13.25s to 2007 ............................................   1,200                    798,000
Triton PCS, Inc., 0s to 2003,
 11s to 2008## .........................................................   1,725                  1,009,125
Verio, Inc., 10.375s, 2005## ...........................................     400                    412,000
Versatel Telecom B V, 13.25s, 2008## ...................................   1,100                  1,155,000
Viatel, Inc., 0s to 2003, 12.5s to 2008## ..............................     875                    529,375
Viatel, Inc., 11.25s, 2008## ...........................................     775                    813,750
Western Wireless Corp., 10.5s, 2007 ....................................   1,250                  1,343,750
                                                                                               ------------
                                                                                               $ 34,504,242
                                                                                               ------------
Transportation -- 0.3%
Moran Transportation Co., 11.75s, 2004 ................................. $   500               $    556,250
                                                                                               ------------
Utilities -- Electric -- 0.2%
Esi Tractebel, 7.99s, 2011## ........................................... $   350               $    346,938
                                                                                               ------------
 Total U.S. Bonds ..........................................................................   $145,415,852
                                                                                               ------------

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Foreign Bonds -- 9.0%
Bulgaria -- 0.3%
Bulgaria National Republic, 0s to
 1999, 2.25s to 2012 ................................................... $ 1,000               $    603,800
                                                                                               ------------
Canada -- 2.8%
Acetex, Inc., 9.75s, 2003 (Chemicals)................................... $   650               $    668,687
CHC Helicopter Corp., 11.5s, 2002
 (Transportation) ......................................................     700                    743,750
Clearnet Communications, Inc., 0s to
 2000, 14.75s to 2005
 (Telecommunications) ..................................................     100                     83,500
International Utility Strcts, Inc.,
 10.75s, 2008 (Utility)## ..............................................     325                    332,719
Metronet Communications Corp., 0s to
 2002, 10.75s to 2007
 (Telecommunications) ..................................................   1,000                    665,000
Metronet Communications Corp.,
 12s, 2007 (Telecommunications) ........................................     600                    690,000
Repap New Brunswick, Inc., 9s,
 2004 (Forest and Paper Products)## ....................................     350                    351,750
Repap New Brunswick, Inc., 10.625s,
 2005 (Forest and Paper Products) ......................................   1,365                  1,378,650
                                                                                               ------------
                                                                                               $  4,914,056
                                                                                               ------------
China -- 0.3%
Dao Heng Bank Ltd., 7.75s, 2007
 (Financial)## ......................................................... $   550               $    467,429
                                                                                               ------------
Luxembourg -- 0.5%
Millicom International Cellular
 Communications Corp., 0s to 2001,
 13.5s to 2006 (Telecommunications) .................................... $ 1,225               $    955,500
                                                                                               ------------
Mexico -- 0.4%
Satelites Mexicanos S A De C V,
 10.125s, 2004 (Telecommunications)## .................................. $   700               $    684,250
                                                                                               ------------
Netherlands -- 0.2%
Ptc International Finance BV, 0s, 2007
 (Financial) ........................................................... $   500               $    340,000
                                                                                               ------------
Russia -- 0.9%
Ministry of Finance, Russia, 10s, 2007 ................................. $   660               $    495,000
Ministry of Finance, Russia,
 12.75s, 2028## ........................................................     290                    259,550

                                                                       17 - HYVA

                                                                              Principal Amount
Issuer                                                                         (000 Omitted)            Value
Russia -- continued
Vnesheconombank, 6.625s,
 2015 (Financial) ........................................................        $  1,400         $    775,250
                                                                                                   ------------
                                                                                                   $  1,529,800
                                                                                                   ------------
South Korea -- 0.4%
Republic of Korea, 8.875s, 2008 ..........................................        $    750         $    678,338
                                                                                                   ------------
Thailand -- 0.3%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011 (Industrial)## .............................................        $    539         $    483,929
                                                                                                   ------------
United Kingdom -- 2.9%
Colt Telecommunications Group PLC,
 0s to 2001, 12s to 2006
 (Telecommunications) ....................................................        $  2,700         $  2,700,000
Colt Telecommunications Group PLC,
 0s to 2006, 12s to 2006
 (Telecommunications) ....................................................             300              237,000
HMV Media Group PLC, 10.25s, 2008
 (Media)## ...............................................................             775              786,625
Middleweb PLC Bankers Trust Lux,
 10.5s, 2008 (Financial)## ...............................................             400              665,532
Newsquest Capital PLC, 11s, 2006
 (Printing and Publishing) ...............................................             750              847,500
                                                                                                   ------------
                                                                                                   $  5,236,657
                                                                                                   ------------
   Total Foreign Bonds .........................................................................   $ 15,893,759
                                                                                                   ------------
   Total Bonds (Identified Cost, $158,041,460) .................................................   $161,309,611
                                                                                                   ------------
Stocks -- 0.1%
                                                                                   Shares
U.S. Stocks
Apparel and Textiles
Ithaca Industries, Inc.* .................................................          10,900         $     37,474
                                                                                                   ------------
Consumer Goods and Services -- 0.1%
Ranger Industries, Inc.* .................................................         123,210         $     69,367
                                                                                                   ------------
Industrial
Envirosource, Inc.* ......................................................             238         $      4,165
                                                                                                   ------------
Real Estate Investment Trusts
Atlantic Gulf Communities Corp.+* ........................................             150         $        310
                                                                                                   ------------
   Total Stocks (Identified Cost, $3,093,067) ..................................................   $    111,316
                                                                                                   ------------


Preferred Stock -- 3.4%

Issuer                                                                      Shares          Value
Consumer Goods and Services -- 0.8%
CSC Holdings, Inc. .....................................................    12,891      $1,459,906
Renaissance Cosmetics, Inc., 14s* ......................................       974           9,740
                                                                                        ----------
                                                                                        $1,469,646
                                                                                        ----------
Entertainment -- 0.6%
Time Warner, Inc., 10.25 ...............................................       959      $1,074,080
                                                                                        ----------
Media -- 0.8%
Primedia, Inc. .........................................................    13,500      $1,309,500
                                                                                        ----------
Oils -- 0.3%
Clark USA, Inc. ........................................................       528      $  557,040
                                                                                        ----------
Telecommunications -- 0.9%
E Spire Communications, Inc. ...........................................        98      $  106,575
GlobalStar Telecommunications* .........................................     1,075         118,250
ICG Funding LLC ........................................................     3,750         277,500
NEXTEL Communications, Inc., 13s* ......................................       109         122,080
Rural Cellular Corp.## .................................................       925         929,625
                                                                                        ----------
                                                                                        $1,554,030
                                                                                        ----------
    Total Preferred Stock (Identified Cost, $5,991,670) ............................    $5,964,296
                                                                                        ----------
Convertible Preferred
 Stock -- 0.3%
Telecommunications
ICG Funding LLC, 6.75%##*
 (Identified Cost, $350,000) ...........................................     7,000      $  567,000
                                                                                        ----------
Warrants -- 0.2%
Allegiance Telecom, Inc.* ..............................................     1,150      $      287
Crystal Oil Co., $0.075* ............................................... 1,920,847               0
Crystal Oil Co., $0.10* ................................................ 1,683,209               0
Crystal Oil Co., $0.125* ............................................... 2,000,087               0
Crystal Oil Co., $0.15* ................................................ 1,963,306               0
Crystal Oil Co., $0.25* ................................................ 1,963,306               0
Esat Holdings Ltd.* ....................................................       550          19,250
ICO, Inc.* .............................................................   375,000         228,750
Knology Holdings, Inc.##* ..............................................       500           1,250
McCaw International Ltd.##* ............................................       700             875
Metronet Communications Corp.##* .......................................       600          24,000
Orbital Imaging Corp.* .................................................       470          21,150
Orion Network Systems, Inc.* ...........................................     1,000          10,000
Orion Network Systems, Inc.* ...........................................     1,100          22,000
Renaissance Cosmetics, Inc.* ...........................................       788               8
                                                                                        ----------
    Total Warrants (Identified Cost, $320,502) .....................................    $  327,570
                                                                                        ----------

18 - HYVA

Short-Term Obligations -- 4.4%


                                       Principal Amount
                                        (000 Omitted)
Ford Motor Credit Corp., due 7/01/98,
 at amortized cost ..................      $ 7,800        $  7,800,000
                                                          ------------
   Total Investments (Identified Cost, $175,596,699) ..   $176,079,793
Other Assets, Less Liabilities -- 0.4% ................        783,801
                                                          ------------
   Net Assets - 100.0% ................................   $176,863,594
                                                          ============

           See portfolio footnotes and notes to financial statements



Portfolio of Investments -- June 30, 1998
Managed Sectors Variable Account
Stocks -- 97.8%


Issuer                                                                       Shares          Value
Energy -- 9.1%
BJ Services Co.* .........................................................  58,800      $  1,708,875
Camco International, Inc. ................................................  23,800         1,853,425
Cooper Cameron Corp.* ....................................................  49,600         2,529,600
EVI Weatherford, Inc.* ...................................................  52,000         1,930,500
Noble Drilling Corp.* .................................................... 109,500         2,634,844
Occidental Petroleum Corp. ...............................................  48,800         1,317,600
                                                                                        ------------
                                                                                        $ 11,974,844
                                                                                        ------------
Financial Institutions -- 10.7%
Ace, Ltd., (Bermuda) .....................................................  42,700      $  1,665,300
Associates First Capital Corp., "A" ......................................  43,000         3,305,625
Beneficial Corp. .........................................................  10,500         1,608,469
Federal Home Loan Mortgage Corp. .........................................  17,200           809,475
Lincoln National Corp. ...................................................  21,500         1,964,562
Morgan Stanley, Dean Witter, & Co. .......................................  17,500         1,599,062
PNC Bank Corp. ...........................................................  23,500         1,264,594
ReliaStar Financial Corp. ................................................   8,100           388,800
Transamerica Corp. .......................................................  12,500         1,439,063
                                                                                        ------------
                                                                                        $ 14,044,950
                                                                                        ------------
Leisure -- 14.9%
Aerial Communications, Inc.* .............................................  60,500      $    378,125
Cellular Communications International,
 Inc.* ...................................................................  30,750         1,533,656
Cendant Corp.* ...........................................................  32,000           668,000
Century Telephone Enterprises, Inc. ......................................  25,800         1,183,575
Citadel Communications Corp. .............................................   1,200            19,200
Gannett Co., Inc. ........................................................  11,600           824,325
Harrah's Entertainment, Inc.* ............................................ 167,800         3,901,350
Hilton Hotels Corp. ......................................................  50,000         1,425,000
Promus Hotel Corp.* ......................................................  37,000         1,424,500
Qwest Communications International,
 Inc.* ...................................................................  37,500         1,307,813
Sprint Corp. .............................................................  24,000         1,692,000
Telephone & Data Systems, Inc. ........................................... 131,900         5,193,562
                                                                                        ------------
                                                                                        $ 19,551,106
                                                                                        ------------
Medical and Health Technology
 and Services -- 20.2%
American Home Products Corp. .............................................  42,000      $  2,173,500
Bristol-Myers Squibb Co. .................................................  19,000         2,183,812
Columbia/HCA Healthcare Corp. ............................................  53,000         1,543,625

                                                                       19 - MSVA

Issuer                                                                     Shares          Value
Medical and Health Technology
 and Services -- continued
CVS Corp. ..............................................................  45,000      $  1,752,187
Genesis Health Ventures, Inc.* .........................................  85,000         2,125,000
HealthSouth Corp.* .....................................................  97,300         2,596,694
MedPartners, Inc.* ..................................................... 220,000         1,760,000
Mid Atlantic Medical Services, Inc.* ................................... 119,300         1,371,950
Oxford Health Plans, Inc.* .............................................  85,000         1,301,563
Rite Aid Corp. .........................................................  88,000         3,305,500
United Healthcare Corp. ................................................  69,000         4,381,500
Wellpoint Health Networks, Inc.* .......................................  27,500         2,035,000
                                                                                      ------------
                                                                                      $ 26,530,331
                                                                                      ------------
Technology -- 22.4%
Analog Devices, Inc.* ..................................................  96,700      $  2,375,194
Aspect Telecommunications Corp.* .......................................  61,500         1,683,563
BMC Software, Inc.* ....................................................  41,000         2,129,437
Cisco Systems, Inc.* ...................................................  28,900         2,660,606
Compaq Computer Corp. ..................................................  49,100         1,393,213
Computer Associates International, Inc. ................................  86,000         4,778,375
Computer Sciences Corp. ................................................  27,800         1,779,200
EMC Corp.* .............................................................  37,500         1,680,469
Global TeleSystems Group, Inc.* ........................................  10,000           487,500
International Business Machines Corp. ..................................  21,400         2,456,987
Microsoft Corp.* .......................................................  25,900         2,806,912
Oracle Corp.* .......................................................... 172,000         4,224,750
Teradyne, Inc.* ........................................................  38,300         1,024,525
                                                                                      ------------
                                                                                      $ 29,480,731
                                                                                      ------------
Other -- 20.5%
Gulfstream Aerospace Corp.* ............................................  33,500      $  1,557,750
Intermedia Communications, Inc.* .......................................  36,000         1,509,750
Jefferson Smurfit Corp.* ...............................................  55,500           872,391
Meyer (Fred), Inc.* ....................................................  36,500         1,551,250
Safeway, Inc.* .........................................................  54,000         2,197,125
Sears, Roebuck & Co. ...................................................  44,000         2,686,750
Stone Container Corp.* ................................................. 100,000         1,562,500
Tyco International Ltd. ................................................ 202,500        12,757,500
Union Pacific Corp. ....................................................  20,000           882,500
Wisconsin Central Transportation Corp.* ................................  58,600         1,281,875
                                                                                      ------------
                                                                                      $ 26,859,391
                                                                                      ------------
   Total Stocks (Identified Cost, $109,684,933) ...................................   $128,441,353
                                                                                      ------------



Convertible Preferred Stock -- 0.6%

                                        Principal Amount
Issuer                                   (000 Omitted)          Value
Union Pacific Capital Trust
 (Transportation) ##*
 (Identified Cost, $785,000) .........      $15,700         $    733,975
                                                            ------------
Short-Term Obligations -- 1.7%
General Electric Co., due 7/01/98, at
 amortized cost ......................      $ 2,190         $  2,190,000
                                                            ------------
   Total Investments (Identified Cost, $112,659,933) ...    $131,365,328
Other Assets, Less Liabilities -- (0.1)% ...............        (106,961)
   Net Assets - 100.0% .................................    $131,258,367
                                                            ============

           See portfolio footnotes and notes to financial statements


20 - MSVA

Portfolio of Investments -- June 30, 1998
Money Market Variable Account
Commercial Paper -- 40.3%

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
Ameritech Corp., due 7/06/98 ...........................................      $ 3,500         $  3,497,341
Archer-Daniels-Midland Co.,
 due 8/05/98 ...........................................................        3,500            3,481,353
Bellsouth Telecomm, Inc.,
 due 7/28/98 ...........................................................        4,000            3,983,500
Coca-Cola Co., due 7/17/98 .............................................        2,000            1,995,164
Duke Power Co., due 7/20/98 ............................................        3,000            2,991,339
Ford Motor Credit Corp., due 7/23/98....................................        3,000            2,989,917
General Reinsurance Corp.,
 due 8/21/98 ...........................................................        3,500            3,472,729
Lucent Technologies, Inc., due 8/27/98 .................................        3,500            3,469,687
Merrill Lynch & Co., Inc., due 9/16/98..................................        3,500            3,458,751
Morgan (J.P.) & Co., Inc., due 8/10/98 .................................        4,000            3,975,511
Motorola, Inc., due 7/10/98 ............................................        4,000            3,994,540
National Rural Utilities Cooperative
 Finance Corp., due 8/06/98 ............................................        4,000            3,978,040
Nationsbank Corp., due 10/05/98 ........................................        3,000            2,956,720
Pitney Bowes Credit Corp., due 7/01/98 .................................        3,000            3,000,000
Shell Oil Co., due 7/30/98 .............................................        3,500            3,484,578
Southern California Edison Co.,
 due 7/14/98 ...........................................................        2,000            1,996,028
                                                                                              ------------
   Total Commercial Paper, at amortized
    cost and value .......................................................................    $ 52,725,198
                                                                                              ------------
U.S. Government and Agency
 Obligations -- 59.7%
Federal Farm Credit Bank, due 10/14/98..................................      $ 4,000         $  3,938,050
Federal Home Loan Bank,
 due 7/01/98 - 11/27/98 ................................................       20,146           20,142,779
Federal Home Loan Mortgage Corp.,
 due 7/02/98 - 8/25/98 .................................................       20,200           20,130,490
Federal National Mortgage Assn.,
 due 7/07/98 - 12/23/98 ................................................       21,400           21,075,223
Student Loan Marketing Assn.,
 due 7/01/98 ...........................................................        8,820            8,820,000
Tennessee Valley Authority, due 7/24/98.................................        4,000            3,986,226
                                                                                              ------------
   Total U.S. Government and Agency Obligations,
    at amortized cost and value ..........................................................    $ 78,092,768
                                                                                              ------------
   Total Investments, at amortized cost and value ........................................    $130,817,966
Other Assets, Less Liabilities ...........................................................         (19,067)
                                                                                              ------------
   Net Assets - 100.0% ...................................................................    $130,798,899
                                                                                              ============

           See portfolio footnotes and notes to financial statements




Portfolio of Investments -- June 30, 1998
Total Return Variable Account
Stocks -- 57.7%

Issuer                                                                      Shares         Value
U.S. Stocks -- 49.4%
Aerospace -- 3.3%
Allied Signal, Inc. ...................................................... 90,900     $  4,033,687
General Dynamics Corp. ................................................... 27,800        1,292,700
Goodrich (B.F.) Co. ...................................................... 19,900          987,538
Lockheed-Martin Corp. .................................................... 18,500        1,958,687
Raytheon Co., "A" ........................................................ 13,344          768,948
Raytheon Co., "B" ........................................................ 25,100        1,484,038
United Technologies Corp. ................................................  4,400          407,000
                                                                                      ------------
                                                                                      $ 10,932,598
                                                                                      ------------
Automotive -- 1.2%
Ford Motor Co. ........................................................... 18,900     $  1,115,100
TRW, Inc. ................................................................ 49,800        2,720,325
                                                                                      ------------
                                                                                      $  3,835,425
                                                                                      ------------
Banks and Credit Companies -- 4.4%
Bank of New York, Inc. ................................................... 35,000     $  2,124,062
Fleet Financial Group, Inc. ..............................................  8,000          668,000
National City Corp. ...................................................... 57,600        4,089,600
NationsBank Corp. ........................................................ 24,000        1,836,000
Northern Trust Corp. ..................................................... 14,700        1,120,875
Norwest Corp. ............................................................ 38,300        1,431,463
PNC Bank Corp. ........................................................... 59,000        3,174,937
                                                                                      ------------
                                                                                      $ 14,444,937
                                                                                      ------------
Business Machines -- 1.1%
Compaq Computer Corp. ....................................................  4,536     $    128,709
International Business Machines Corp. .................................... 31,800        3,651,037
                                                                                      ------------
                                                                                      $  3,779,746
                                                                                      ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ........................................... 16,400     $    645,750
                                                                                      ------------
Chemicals -- 0.6%
Air Products & Chemicals, Inc. ........................................... 40,600     $  1,624,000
Dow Chemical Co. .........................................................  3,800          367,413
                                                                                      ------------
                                                                                      $  1,991,413
                                                                                      ------------
Conglomerate -- 0.1%
Eastern Enterprises ......................................................  5,800     $    248,675
                                                                                      ------------
Consumer Goods and Services -- 2.0%
Colgate-Palmolive Co. ....................................................  3,000     $    264,000
Kimberly-Clark Corp. ..................................................... 18,800          862,450
Philip Morris Cos., Inc. ................................................. 49,500        1,949,062
Rubbermaid, Inc. ......................................................... 40,400      1,340,77500

                                                                       21 - TRVA

Issuer                                                                             Shares                Value
Consumer Goods and
 Services -- continued
Service Corp. International ..............................................         23,000          $    986,125
Tyco International Ltd. ..................................................         18,300             1,152,900
                                                                                                   ------------
                                                                                                   $  6,555,312
                                                                                                   ------------
Electrical Equipment -- 2.2%
Cooper Industries, Inc. ..................................................         28,900          $  1,587,694
General Electric Co. .....................................................         46,200             4,204,200
Hubbell, Inc. ............................................................         32,000             1,332,000
                                                                                                   ------------
                                                                                                   $  7,123,894
                                                                                                   ------------
Electronics -- 0.4%
Analog Devices, Inc.* ....................................................         16,000          $    393,000
Morgan (J.P.) & Co. ......................................................          8,100               948,713
                                                                                                   ------------
                                                                                                   $  1,341,713
                                                                                                   ------------
Entertainment -- 0.7%
Viacom, Inc., "B"* .......................................................         42,600          $  2,481,450
                                                                                                   ------------
Financial Institutions -- 2.6%
American Express Co. .....................................................          9,000          $  1,026,000
Associates First Capital Corp., "A" ......................................         17,670             1,358,381
Beneficial Corp. .........................................................          3,600               551,475
Edwards (A.G.), Inc. .....................................................         19,900               849,481
Federal Home Loan Mortgage Corp. .........................................         37,400             1,760,138
Federal National Mortgage Assn. ..........................................         15,600               947,700
Federated Investors, Inc., "A"* ..........................................          2,000                37,000
First Union Corp. ........................................................         16,160               941,320
Morgan Stanley, Dean Witter & Co. ........................................         12,400             1,133,050
                                                                                                   ------------
                                                                                                   $  8,604,545
                                                                                                   ------------
Food and Beverage Products -- 1.0%
Archer-Daniels-Midland Co. ...............................................         89,700          $  1,737,937
General Mills, Inc. ......................................................         13,600               929,900
McCormick & Co., Inc. ....................................................         16,400               585,788
                                                                                                   ------------
                                                                                                   $  3,253,625
                                                                                                   ------------
Forest and Paper Products -- 1.1%
Champion International Corp. .............................................         34,100          $  1,677,294
Weyerhaeuser Co. .........................................................         42,500             1,962,969
                                                                                                   ------------
                                                                                                   $  3,640,263
                                                                                                   ------------
Insurance -- 6.0%
Chubb Corp. ..............................................................         41,900          $  3,367,713
CIGNA Corp. ..............................................................         38,000             2,622,000
Conseco, Inc. ............................................................            140                 6,545
Equitable Cos., Inc. .....................................................         29,200             2,188,175
Jefferson Pilot Corp. ....................................................         30,350             1,758,403

Issuer                                                                             Shares                Value
Insurance -- continued
Lincoln National Corp. ...................................................         42,800          $  3,910,850
Provident Cos., Inc. .....................................................         38,000             1,311,000
Torchmark Corp. ..........................................................         57,900             2,648,925
Transamerica Corp. .......................................................         17,000             1,957,125
                                                                                                   ------------
                                                                                                   $ 19,770,736
                                                                                                   ------------
Machinery -- 0.5%
Deere & Co. ..............................................................         11,200          $    592,200
Lear Corp.* ..............................................................         10,800               554,175
York International Corp. .................................................         11,100               483,544
                                                                                                   ------------
                                                                                                   $  1,629,919
                                                                                                   ------------
Medical and Health Products -- 2.7%
American Home Products Corp. .............................................         52,700          $  2,727,225
Baxter International, Inc. ...............................................          9,600               516,600
Bristol-Myers Squibb Co. .................................................         49,800             5,723,887
                                                                                                   ------------
                                                                                                   $  8,967,712
                                                                                                   ------------
Medical and Health Technology
 and Services -- 0.9%
Columbia/HCA Healthcare Corp. ............................................         67,900          $  1,977,588
United Healthcare Corp. ..................................................         17,400             1,104,900
                                                                                                   ------------
                                                                                                   $  3,082,488
                                                                                                   ------------
Metals and Minerals -- 0.4%
Aluminum Cos. of America .................................................         21,500          $  1,417,656
                                                                                                   ------------
Oil Services -- 0.3%
Baker Hughes, Inc. .......................................................         15,000          $    518,438
Schlumberger Ltd. ........................................................          8,500               580,656
                                                                                                   ------------
                                                                                                   $  1,099,094
                                                                                                   ------------
Oils -- 3.7%
Amoco Corp. ..............................................................         20,200          $    840,825
Atlantic Richfield Co. ...................................................         22,800             1,781,250
Exxon Corp. ..............................................................         26,000             1,854,125
Mobil Corp. ..............................................................         11,200               858,200
Occidental Petroleum Corp. ...............................................         36,000               972,000
Texaco, Inc. .............................................................         44,900             2,679,969
Unocal Corp. .............................................................         33,800             1,208,350
USX-Marathon Group .......................................................         63,400             2,175,412
                                                                                                   ------------
                                                                                                   $ 12,370,131
                                                                                                   ------------
Photographic Products -- 0.2%
Eastman Kodak Co. ........................................................          9,600          $    701,400
                                                                                                   ------------
Pollution Control -- 0.6%
Browning Ferris Industries, Inc. .........................................         56,500          $  1,963,375
                                                                                                   ------------

22 - TRVA

Issuer                                                                             Shares                Value
Railroads -- 0.2%
Norfolk Southern Corp. ...................................................         22,900          $    682,706
                                                                                                   ------------
Real Estate Investment Trusts -- 1.1%
Arden Realty, Inc. .......................................................         27,200          $    703,800
Boston Properties, Inc. ..................................................         16,800               579,600
Hospitality Properties Trust .............................................         25,400               815,975
Prime Group Realty Trust .................................................         39,200               671,300
TriNet Corporate Realty Trust, Inc. ......................................         25,100               853,400
                                                                                                   ------------
                                                                                                   $  3,624,075
                                                                                                   ------------
Stores -- 2.5%
Penney (J.C.), Inc. ......................................................         33,800          $  2,444,162
Rite Aid Corp. ...........................................................         86,700             3,256,669
Sears, Roebuck & Co. .....................................................         39,700             2,424,181
                                                                                                   ------------
                                                                                                   $  8,125,012
                                                                                                   ------------
Supermarkets -- 0.5%
Meyer (Fred), Inc.* ......................................................         18,200          $    773,500
Safeway, Inc.* ...........................................................         25,000             1,017,188
                                                                                                   ------------
                                                                                                   $  1,790,688
                                                                                                   ------------
Telecommunications -- 3.6%
AT&T Corp. ...............................................................         33,900          $  1,936,538
Bell Atlantic Corp. ......................................................         28,000             1,277,500
BellSouth Corp. ..........................................................          4,800               322,200
GTE Corp. ................................................................         66,500             3,699,062
SBC Communications, Inc. .................................................         52,544             2,101,760
Sprint Corp. .............................................................         35,600             2,509,800
                                                                                                   ------------
                                                                                                   $ 11,846,860
                                                                                                   ------------
Utilities -- Electric -- 3.2%
Carolina Power & Light Co. ...............................................         52,500          $  2,277,187
Cinergy Corp. ............................................................         33,000             1,155,000
CMS Energy Corp. .........................................................         22,300               981,200
FPL Group, Inc. ..........................................................          7,900               497,700
GPU, Inc. ................................................................         18,400               695,750
New Century Energies, Inc. ...............................................         28,000             1,272,250
Pacificorp ...............................................................         42,501               961,585
Pinnacle West Capital Corp. ..............................................         29,600             1,332,000
Southern Co. .............................................................         55,000             1,522,813
                                                                                                   ------------
                                                                                                   $ 10,695,485
                                                                                                   ------------
Utilities -- Gas -- 2.1%
Coastal Corp. ............................................................         48,100          $  3,357,981
Columbia Energy Group ....................................................         33,150             1,843,969
Marketspan Corp.* ........................................................         30,000               898,125

Issuer                                                                             Shares                Value
Utilities -- Gas -- continued
UGI Corp. ................................................................         26,000          $    646,750
Williams Cos., Inc. ......................................................          8,500               286,875
                                                                                                   ------------
                                                                                                   $  7,033,700
                                                                                                   ------------
  Total U.S. Stocks .....................................................................          $163,680,383
                                                                                                   ------------
Foreign Stocks -- 8.3%
Canada -- 0.3%
Canadian National Railway Co.
 (Railroads) .............................................................         19,700          $  1,046,563
                                                                                                   ------------
France -- 0.4%
Alcatel Alsthom Compagnie, ADR
 (Telecommunications) ....................................................         29,900          $  1,216,556
                                                                                                   ------------
Germany -- 1.2%
Henkel KGaA (Chemicals) ..................................................         27,900          $  2,756,795
Hoechst AG (Chemicals) ...................................................         25,000             1,255,881
                                                                                                   ------------
                                                                                                   $  4,012,676
                                                                                                   ------------
Netherlands -- 2.4%
Akzo Nobel N.V. (Chemicals) ..............................................         16,600          $  3,685,990
ING Groep N.V. (Financial Services) ......................................         41,586             2,719,988
Royal Dutch Petroleum Co., ADR
 (Oils) ..................................................................         24,800             1,359,350
                                                                                                   ------------
                                                                                                   $  7,765,328
                                                                                                   ------------
Sweden -- 0.6%
Volvo AB, ADR (Automotive) ...............................................         68,000          $  2,010,250
                                                                                                   ------------
Switzerland -- 0.6%
Nestle SA (Food and Beverage
 Products) ...............................................................            900          $  1,927,045
                                                                                                   ------------
United Kingdom -- 2.8%
British Petroleum PLC, ADR (Oils) ........................................         66,143          $  5,837,120
Diageo PLC (Food and Beverage
 Products) ...............................................................         54,476               645,149
Glaxo Wellcome PLC, ADR
 (Medical and Health Products) ...........................................         31,200             1,866,150
SmithKline-Beecham PLC, ADR
 (Medical and Health Products) ...........................................         15,200               919,600
                                                                                                   ------------
                                                                                                   $  9,268,019
                                                                                                   ------------
  Total Foreign Stocks ..................................................................          $ 27,246,437
                                                                                                   ------------
  Total Stocks (Identified Cost, $145,255,674) ..........................................          $190,926,820
                                                                                                   ------------


                                                                       23 - TRVA

Bonds -- 39.4%


                                                                   Principal Amount
Issuer                                                              (000 Omitted)                 Value
U.S. Bonds -- 29.9%
Aerospace -- 0.4%
K & F Industries, Inc., 9.25s, 2007 .................................... $1,000                $  1,010,000
Northrup Grumman Corp.,
 9.375s, 2024 ..........................................................    225                     275,346
                                                                                               ------------
                                                                                               $  1,285,346
                                                                                               ------------
Airlines -- 0.6%
Continental Airlines, Inc., 9.5s, 2001 ................................. $1,025                $  1,090,344
Northwest Airlines, Inc., 7.625s, 2005 .................................    548                     550,143
Northwest Airlines, Inc., 8.7s, 2007 ...................................    270                     283,443
                                                                                               ------------
                                                                                               $  1,923,930
                                                                                               ------------
Apparel and Textiles -- 0.1%
Burlington Industries, Inc. 7.25s, 2027                                  $  240                $    247,594
                                                                                               ------------
Automotive -- 0.5%
Federal Mogul Corp., 7.5s, 2004 ........................................ $  410                $    409,176
Federal Mogul Corp., 7.75s, 2006 .......................................    140                     139,949
Ford Motor Co., 8.9s, 2032 .............................................    580                     742,232
Ford Motor Credit Co., 6.125s, 2003 ....................................    450                     450,032
                                                                                               ------------
                                                                                               $  1,741,389
                                                                                               ------------
Banks and Credit Companies -- 2.0%
Beaver Valley Funding Corp., 9s, 2017................................... $  932                $  1,065,789
BT Institutional Capital Trust,
 7.75s, 2026## .........................................................    400                     421,416
Capital One Financial Corp.,
 7.25s, 2003 ...........................................................    400                     405,004
Colonial Capital II, 8.92s, 2027 .......................................    235                     264,046
First Chicago NBD Institutional Capital,
 7.95s, 2026## .........................................................    250                     271,383
Fleet Financial Group, Inc., 6.375s,
 2008 ..................................................................    500                     501,000
MBNA Capital, 8.278s, 2026 .............................................  1,200                   1,301,052
Providian National Bank, 6.7s, 2003 ....................................    500                     505,500
Riggs National Corp., 8.5s, 2006 .......................................    200                     209,442
Socgen Real Estate Co., 7.64s, 2049## ..................................    800                     804,888
State Street Bank & Trust I,
 7.94s, 2026## .........................................................    350                     386,788
Washington Mutual Capital I,
 8.375s, 2027 ..........................................................    540                     609,174
                                                                                               ------------
                                                                                               $  6,745,482
                                                                                               ------------
                                                                   Principal Amount
Issuer                                                              (000 Omitted)                 Value
Building -- 0.4%
American Standard, Inc., 7.625s, 2010                                    $  152                $    148,960
Mcdermott, Inc., 9.375s, 2002 ..........................................    580                     621,041
Owens Corning Fiberglass Corp.,
 8.875s, 2002 ..........................................................    200                     213,326
Owens Corning Fiberglass Corp.,
 9.9s, 2015## ..........................................................    186                     205,273
                                                                                               ------------
                                                                                               $  1,188,600
                                                                                               ------------
Business Machines -- 0.2%
Xerox Corp., 5s, 2018## ................................................ $1,180                $    672,600
                                                                                               ------------
Cellular Telephones -- 0.2%
Airtouch Communications, Inc.,
 6.65s, 2008 ........................................................... $  600                $    604,638
                                                                                               ------------
Chemicals -- 0.1%
Solutia, Inc., 7.375s, 2027 ............................................ $  470                $    487,263
                                                                                               ------------
Conglomerates -- 0.3%
News America Holdings, Inc.,
 6.625s, 2008 .......................................................... $  285                $    284,575
News America Holdings, Inc.,
 7.75s, 2045 ...........................................................    100                     107,321
News America Holdings, Inc., 8s, 2016 ..................................    540                     594,956
                                                                                               ------------
                                                                                               $    986,852
                                                                                               ------------
Construction Services -- 0.4%
Georgia Pacific Corp., 9.875s, 2021 .................................... $1,150                $  1,296,326
                                                                                               ------------
Consumer Goods and Services -- 0.6%
HealthSouth Corp., 6.875s, 2005## ...................................... $  700                $    700,259
Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                      440                     439,613
Hilfiger (Tommy) USA Inc.,
 6.85s, 2008 ...........................................................    337                     336,649
Revlon Consumer Products Corp.,
 8.625s, 2008 ..........................................................    500                     500,000
                                                                                               ------------
                                                                                               $  1,976,521
                                                                                               ------------
Containers
Gaylord Container Corp., 9.75s, 2007 ................................... $   75                $     73,875
                                                                                               ------------

24 - TRVA

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
Corporate Asset Backed -- 7.1%
AT&T Universal Card Master Trust,
 5.788s, 2003 .......................................................... $3,500                $  3,502,170
AT&T Universal Card Master Trust,
 5.789s, 2004 ..........................................................  2,000                   2,002,500
Banamex Credit Card Merchant
 Voucher, 6.25s, 2003## ................................................    500                     499,844
BCF LLC, 7.75s, 2026## .................................................    194                     191,289
Beneficial Home Equity Loan Trust,
 5.768s, 2037 ..........................................................  2,193                   2,190,548
Charming Shoppes Master Trust,
 7s, 1999 ..............................................................    588                     591,857
Contimortgage Home Equity,
 6.13s, 2013 ...........................................................  1,000                   1,001,250
Continental Airlines Pass-Through
 Trust, 6.41s, 2007 ....................................................    125                     125,125
Continental Airlines Pass-Through
 Trust, Inc., 6.648s, 2017 .............................................    420                     428,560
Continental Airlines Pass-Through
 Trust, Inc., 7.461s, 2015 .............................................     99                     107,248
Continental Airlines, Inc., 9.5s, 2013 .................................    144                     168,600
Continental Airlines, Inc., 10.22s, 2014                                    617                     751,265
Criimi Mae Commercial Mortgage
 Trust, 7s, 2011+ ......................................................    320                     313,700
Ford Credit Auto Owner Trust,
 5.8s, 2000 ............................................................    741                     740,763
Jet Equipment Trust, 8.64s, 2012## .....................................    235                     265,426
Jet Equipment Trust, 9.41s, 2010## .....................................    330                     399,485
Jet Equipment Trust, 10.69s, 2015## ....................................    250                     332,615
Jet Equipment Trust, 11.44s, 2014## ....................................    300                     410,523
MBNA Master Credit Card Trust II,
 5.766s, 2005 ..........................................................    600                     600,372
Partners First Credit Card Master
 Trust, 5.756s, 2027 ...................................................  2,500                   2,500,000
Peoples Bank Credit Card Master
 Trust, 5.776s, 2004 ...................................................  1,213                   1,222,476
Slm Student Loan Trust, 5.823s, 2007....................................  2,000                   2,000,000
Time Warner Pass-Through Asset
 Trust, 6.1s, 2001## ...................................................  2,100                   2,089,752
United Airlines Pass-Through Trust,
 7.27s, 2013+ ..........................................................  1,163                   1,215,391
                                                                                               ------------
                                                                                               $ 23,650,759
                                                                                               ------------
                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
Electrical Equipment
Honeywell, Inc., 6.625s, 2028 .......................................... $  145                $    146,833
                                                                                               ------------
Entertainment -- 1.9%
Circus Circus Enterprises, Inc.,
 7s, 2036 .............................................................. $  700                $    677,726
Hearst Argyle Television, Inc., 7s, 2018 ...............................    200                     203,354
Hearst Argyle Television, Inc.,
 7.5s, 2027 ............................................................    477                     508,120
Time Warner, Inc., 0s to 2016, 8.3s to
 2036 ..................................................................  1,367                     444,781
Time Warner, Inc., 9.125s, 2013 ........................................  1,908                   2,322,131
Time Warner, Inc., 9.15s, 2023 .........................................  1,147                   1,446,092
Viacom, Inc., 6.75s, 2003* .............................................    580                     585,794
                                                                                               ------------
                                                                                               $  6,187,998
                                                                                               ------------
Financial Institutions -- 3.0%
Bear Stearns Cos., Inc., 6.2s, 2003 .................................... $  656                $    657,404
Capital One Bank Medium Term
 Senior, 6.7s, 2008 ....................................................    860                     869,082
Donaldson Lufkin & Jenrette,
 6.5s, 2008 ............................................................    360                     359,971
First Empire Capital Trust I,
 8.234s, 2027 ..........................................................    845                     925,765
First Merchants Acceptance Corp.,
 9.5s, 2006** ..........................................................    160                      64,000
Goldman Sachs Group LP, 5.9s, 2003##  ..................................    590                     582,212
Greenpoint Capital Trust I, 9.1s, 2027 .................................    200                     225,862
Lehman Brothers, Inc., 6.5s, 2008 ......................................  1,605                   1,613,314
Lehman Brothers, Inc., 7.5s, 2026 ......................................    697                     777,336
Leucadia Capital Trust, 8.65s, 2027 ....................................    310                     340,923
Natexis Ambs Co. LLC, 8.44s, 2049## ....................................    565                     563,079
Nationwide Mutual Life Insurance Co.,
 7.5s, 2024## ..........................................................    750                     777,570
Paine Webber Group, Inc., 6.55s, 2008 ..................................    200                     198,670
Riggs Capital II, 8.875s, 2027 .........................................    450                     501,187
Salomon, Inc., 7.2s, 2004 ..............................................    180                     188,833
Salton Sea Funding Corp., 7.37s, 2005 ..................................    361                     370,323
Salton Sea Funding Corp., 7.84s, 2010 ..................................    400                     435,364
Salton Sea Funding Corp., 8.3s, 2011....................................    200                     221,934
United Cos. Financial Corp., 7.7s, 2004 ................................ $  200                $    197,926
                                                                                               ------------
                                                                                               $  9,870,755
                                                                                               ------------
Financial Services
Contifinancial Corp., 7.5s, 2002 ....................................... $  170                $    169,218
                                                                                               ------------

                                                                       25 - TRVA

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
Food Products -- 0.1%
Nabisco, Inc., 6.375s, 2035 ............................................ $  290                $    288,135
                                                                                               ------------
Forest and Paper Products -- 0.4%
Boise Cascade Co., 7.43s, 2005 ......................................... $  250                $    255,965
Georgia Pacific Corp., 7.25s, 2028 .....................................    585                     596,653
Waterford 3 Funding Corp.,
 8.09s, 2017 ...........................................................    390                     404,251
                                                                                               ------------
                                                                                               $  1,256,869
                                                                                               ------------
Industrial -- 1.0%
Hayes Wheels International, Inc.,
 9.125s, 2007 .......................................................... $   75                $     78,375
Lowes Cos., Inc., 6.875s, 2028 .........................................    170                     175,175
Owens Illinois, Inc., 7.35s, 2008 ......................................    900                     911,196
Owens Illinois, Inc., 7.5s, 2010 .......................................    800                     811,176
Owens Illinois, Inc., 7.8s, 2018 .......................................  1,156                   1,185,605
                                                                                               ------------
                                                                                               $  3,161,527
                                                                                               ------------
Insurance -- 2.0%
Atlantic Mutual Insurance Co.,
 8.15s, 2028## ......................................................... $  930                $    961,248
Conseco, Inc., 6.4s, 2001 ..............................................    500                     499,680
Equitable Life Assurance Society,
 7.7s, 2015## ..........................................................    833                     918,949
Fairfax Financial Holdings Limited,
 7.375s, 2018 ..........................................................    394                     404,173
Providian Capital I, 9.525s, 2027## ....................................    850                     981,113
Safeco Capital Trust I, 8.072s, 2037 ...................................  1,925                   2,057,074
Travelers Capital III, 7.75s, 2036 .....................................    790                     827,825
                                                                                               ------------
                                                                                               $  6,650,062
                                                                                               ------------
Medical and Health Products -- 0.2%
Tenet Healthcare Corp., 7.625s, 2008## ................................. $  575                $    581,469
                                                                                               ------------
Medical and Health Technology
 and Services -- 0.5%
Columbia/HCA Healthcare Corp.,
 6.5s, 1999 ............................................................ $  250                $    248,785
Columbia/HCA Healthcare Corp.,
 6.875s, 2001 .......................................................... $  165                $    161,789
Columbia/HCA Healthcare Corp.,
 6.91s, 2005 ...........................................................    305                     296,237
Columbia/HCA Healthcare Corp.,
 7.69s, 2025 ...........................................................    835                     806,769
                                                                                               ------------
                                                                                               $  1,513,580
                                                                                               ------------
                                                                       Principal Amount
Issuer                                                                   (000 Omitted)            Value
Metals -- 0.3%
Metals USA, Inc., 8.625s, 2008## ....................................... $1,000                $    970,000
                                                                                               ------------
Metals and Minerals -- 0.2%
Kaiser Aluminum & Chemical Corp.,
 10.875s, 2006 ......................................................... $  500                $    537,500
                                                                                               ------------
Oil Services -- 0.3%
Clark Refining & Marketing, Inc.,
 8.375s, 2007 .......................................................... $  165                $    165,825
KCS Energy, Inc., 8.875s, 2008 .........................................    165                     156,750
Ultramar Diamond Shamrock Corp.,
 7.2s, 2017 ............................................................    395                     410,745
Vintage Petroleum, Inc., 8.625s, 2009...................................    165                     166,650
                                                                                               ------------
                                                                                               $    899,970
                                                                                               ------------
Oils -- 0.8%
Belco Oil & Gas Corp., 8.875s, 2007 .................................... $  165                $    159,225
Cliffs Drilling Co., 10.25s, 2003 ......................................    165                     176,550
Gulf Canada, 9.25s, 2004 ...............................................    260                     271,770
Lasmo USA, Inc., 7.125s, 2003 ..........................................    267                     273,341
Lasmo USA, Inc., 7.3s, 2027 ............................................    382                     380,858
Petroleum Geo Services A/S,
 7.125s, 2028 ..........................................................    685                     693,247
Synder Oil Corp., 8.75s, 2007 ..........................................     80                      80,400
Transocean Offshore, Inc., 8s, 2027 ....................................    305                     346,090
Wiser Oil Co. Delaware, 9.5s, 2007 .....................................    165                     155,100
                                                                                               ------------
                                                                                               $  2,536,581
                                                                                               ------------
Restaurants and Lodging -- 0.1%
Circus Circus Enterprises, Inc.,
 6.7s, 2096 ............................................................ $  300                $    291,006
Hilton Hotels Corp., 7.95s, 2007 .......................................    190                     198,563
                                                                                               ------------
                                                                                               $    489,569
                                                                                               ------------
Retail
Cole National Group, Inc.,
 8.625s, 2007 .......................................................... $   85                $     85,850
                                                                                               ------------
Special Products and Services
Polymer Group, Inc., 9s, 2007 .......................................... $   50                $     50,875
                                                                                               ------------
Telecommunications -- 1.6%
Continental Cablevision, Inc.,
 11s, 2007 .............................................................    400                     436,716
EchoStar Communications Corp.,
 0s to 1999, 12.875s to 2004 ...........................................     75                      72,938

26 - TRVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)             Value
Telecommunications -- continued
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007## ........................................................ $  170                $    173,400
Intermedia Communications, Inc.,
 0s to 2002, 11.25s to 2007 ............................................    100                      73,000
ITC Deltacom, Inc., 11s, 2007 ..........................................     65                      72,800
Level 3 Commerce, Inc.,
 9.125s, 2008## ........................................................     70                      68,075
LIN Television Corp., 8.375s, 2008## ...................................     75                      76,500
Nextel Communications, Inc., 0s to
 1999, 9.75s to 2004 ...................................................  1,000                     972,500
NTL, Inc., 0s to 2003, 9.75s to 2008## .................................     60                      39,000
TCI Communications Financing III,
 9.65s, 2027 ...........................................................    700                     857,479
TCI Communications, Inc.,
 6.375s, 2003 ..........................................................    395                     397,903
TCI Communicatios, Inc., 8s, 2005 ......................................    240                     262,056
Tele-Communications, Inc.,
 6.34s, 2002 ...........................................................    610                     607,749
Tele-Communications, Inc.,
 7.49s, 2003 ...........................................................    650                     686,238
Turner Broadcasting Systems, Inc.,
 8.375s, 2013 ..........................................................    175                     200,581
WorldCom, Inc., 8.875s, 2006 ...........................................    320                     348,118
                                                                                               ------------
                                                                                               $  5,345,053
                                                                                               ------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014 ..................................... $  246                $    267,001
                                                                                               ------------
U.S. Federal Agencies -- 1.6%
Federal National Mortgage
 Association -- 1.6%
FNMA, 6.5s, 2012 - 2013 ................................................ $5,230                $  5,259,206
                                                                                               ------------
  Total U.S. Federal Agencies ..............................................................   $  5,259,206
                                                                                               ------------
U.S. Government Guaranteed
  -- 6.8%
Government National Mortgage
 Association -- 2.7%
GNMA, 7s, 2028 ......................................................... $1,227                $  1,246,474
GNMA, 7.5s, 2026 - 2027 ................................................  2,841                   2,919,977
GNMA, 8s, 2025 - 2026 ..................................................  4,524                   4,680,703
                                                                                               ------------
                                                                                               $  8,847,154
                                                                                               ------------
                                                                      Principal Amount
Issuer                                                                  (000 Omitted)             Value
U.S. Treasury Obligations -- 4.1%
U.S. Treasury Bonds, 6.125s, 2027 ...................................... $   66                $     70,723
U.S. Treasury Notes, 5.625s, 2008 ......................................  1,806                   1,830,544
U.S. Treasury Notes, 6.25s, 2002 .......................................  2,355                   2,416,442
U.S. Treasury Notes, 6.5s, 2006 ........................................  3,732                   3,962,899
U.S. Treasury Notes, 6.625s, 2002 ......................................    400                     414,312
U.S. Treasury Notes, 7.875s, 2004 ......................................  1,315                   1,476,903
U.S. Treasury Notes, 8.5s, 2000 ........................................  2,286                   2,389,944
U.S. Treasury Notes, 9.125s, 1999 ......................................    950                     978,794
                                                                                               ------------
                                                                                               $ 13,540,561
                                                                                               ------------
  Total U.S. Government Guaranteed .........................................................   $ 22,387,715
                                                                                               ------------
Utilities -- Electric -- 3.9%
CalEnergy Co., Inc., 7.63s, 2007 ....................................... $  200                $    201,068
Cleveland Electric Illuminating Co.,
 7.88s, 2017## .........................................................    640                     698,566
Cleveland Electric Illuminating Co.,
 9s, 2023 ..............................................................    450                     497,340
Comed Financing II, 8.5s, 2027 .........................................    300                     321,174
Commonwealth Edison Co.,
 7.625s, 2007 ..........................................................    830                     882,315
Connecticut Light & Power Co.,
 7.75s, 2002 ...........................................................    600                     615,078
Connecticut Light & Power Co.,
 7.875s, 2024 ..........................................................    500                     510,150
Connecticut Light & Power Co.,
 8.59s, 2003 ...........................................................    600                     606,750
Edison Mission Energy, 7.33s, 2008##....................................    100                     106,016
El Paso Electric Co., 8.9s, 2006 .......................................    125                     140,998
First PV Funding Corp., 10.15s, 2016 ...................................    146                     155,517
First PV Funding Corp., 10.3s, 2014 ....................................    245                     261,060
GGIB Funding Corp., 7.43s, 2011 ........................................  1,163                   1,168,919
Long Island Lighting Co., 8.2s, 2023 ...................................    350                     391,132
Long Island Lighting Co., 9s, 2022 .....................................    365                     416,315
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ..........................................................    370                     400,091
Midland Funding Corp. II, "A",
 11.75s, 2005 ..........................................................    540                     649,588
Montana Power Co., 7.875s, 2026 ........................................    750                     869,002
Niagara Mohawk Power Corp.,
 7.75s, 2006 ...........................................................    365                     390,506
Niagara Mohawk Power Corp.,
 8.5s, 2023 ............................................................    285                     315,361

                                                                       27 - TRVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Utilities -- Electric -- continued
Niagara Mohawk Power Corp.,
 8.75s, 2022 ........................................................... $  300                $    329,982
Niagara Mohawk Power Corp.,
 8.77s, 2018 ...........................................................    607                     649,478
North Atlantic Energy, 9.05s, 2002 .....................................    228                     234,359
Seabrook Station -- Unit 1, 7.83s, 2019 ................................    366                     389,239
Texas & New Mexico Power Co.,
 12.5s, 1999 ...........................................................    278                     286,376
Texas Utilities Co., 6.375s, 2008 ......................................    710                     695,765
Toledo Edison Co., 7.875s, 2004 ........................................    500                     526,930
United Illuminating Co., 6.25s, 2002 ...................................    200                     198,634
                                                                                               ------------
                                                                                               $ 12,907,709
                                                                                               ------------
Utilities -- Gas -- 0.6%
Coastal Corp., 6.95s, 2028 ............................................. $  420                $    405,749
Coastal Corp., 7.42s, 2037 .............................................    170                     177,733
Consumers Energy Co., 6.375s, 2008## ...................................    240                     236,261
Louis Dreyfus Natural Gas Corp.,
 6.875s, 2007 ..........................................................    430                     432,404
Tennessee Gas Pipeline Co.,
 7.625s, 2037 ..........................................................    400                     432,948
Texas Gas Transmission Corp.,
 7.25s, 2027 ...........................................................    400                     416,220
                                                                                               ------------
                                                                                               $  2,101,315
                                                                                               ------------
  Total U.S. Bonds .........................................................................   $126,545,965
                                                                                               ------------
Foreign Bonds -- 1.1%
Argentina -- 0.1%
Hidroelectrica Alicura
 (Utilities - Electric), 8.375s, 1999## ................................ $  500                $    497,500
                                                                                               ------------
Canada
Rogers Cantel, Inc., 9.375s, 2008
 (Telecommunications) .................................................. $   75                $     78,000
                                                                                               ------------
Chile -- 0.1%
Empresa Nacional de Electric
 (Utilities - Electric), 7.325s, 2037 .................................. $  379                $    370,302
                                                                                               ------------
Colombia -- 0.1%
Republic of Colombia (Govenment),
 8.75s, 1999 ........................................................... $  250                $    255,000
                                                                                               ------------
                                                                      Principal Amount
Issuer                                                                  (000 Omitted)              Value
Finland -- 0.2%
Upm Kymmene Corp. (Forest and
 Paper Products), 7.45s, 2027## ........................................ $  500                $    529,535
                                                                                               ------------
Mexico -- 0.2%
Banco Commercial S.A.
 (Financial Services), 8.25s, 2007## ................................... $  280                $    276,416
Corporacion Andina De Fomento
 (Banks and Credit Cos.), 7.1s, 2003 ...................................    212                     217,385
Satelites Mexicanos S A De C V
 (Telecommunications),
 10.125s, 2004## .......................................................     75                      73,313
                                                                                               ------------
                                                                                               $    567,114
                                                                                               ------------
Panama -- 0.1%
Republic of Panama (Government),
 8.25s, 2008 ........................................................... $  390                $    380,250
                                                                                               ------------
Thailand -- 0.1%
Jasmine Submarine Telecom Ltd.
 (Industrial), 8.483s, 2011## .......................................... $  333                $    298,841
                                                                                               ------------
Venezuela -- 0.2%
Cerro Negro Finance Ltd.
 (Financial Institutions), 7.9s, 2020##  ............................... $  666                $    652,680
                                                                                               ------------
  Total Foreign Bonds ......................................................................   $  3,629,222
                                                                                               ------------
  Total Bonds (Identified Cost, $127,438,766) ..............................................   $130,175,187
                                                                                               ------------
Municipal Bonds -- 0.1%
Utilities -- Electric -- 0.1%
Long Island Power Authority New York
 Electric, 5.125s, 2022
 (Identified Cost $393,348) ............................................ $  400                $    394,268
                                                                                               ------------


28 - TRVA

Preferred Stock -- 0.3%


Issuer                                                                      Shares                Value
Banks and Credit Companies -- 0.1%
NB Capital Corp., 8.35%* .................................................    400              $    432,400
                                                                                               ------------
Media
Primedia, Inc., 8.625%* ..................................................    750              $     72,750
                                                                                               ------------
Utilities -- Gas -- 0.2%
El Paso Tennessee Pipeline Co.,
 8.25% ...................................................................  4,000              $    222,250
Marketspan Corp.* ........................................................ 20,000                   535,000
                                                                                               ------------
                                                                                               $    757,250
                                                                                               ------------
  Total Preferred Stock (Identified Cost, $1,163,150).......................................   $  1,262,400
                                                                                               ------------
                                                                       Principal Amount
                                                                         (000 Omitted)
Short-Term Obligations -- 2.2%
Federal Home Loan Mortgage Corp.,
 due 7/01/98 ............................................................. $2,780              $  2,780,000
Federal National Mortgage Assn., due
 7/06/98 .................................................................  2,000                 1,998,455
General Electric Co., due 7/01/98 ........................................  2,525                 2,525,000
                                                                                               ------------
  Total Short-Term Obligations, at amortized cost ..........................................   $  7,303,455
                                                                                               ------------
  Total Investments (Identified Cost, $281,554,393) ........................................   $330,062,130
                                                                                               ------------
Other Assets, Less Liabilities -- 0.3% .....................................................        979,640
                                                                                               ------------
  Net Assets -- 100.0% .....................................................................   $331,041,770
                                                                                               ------------

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1998
World Governments Variable Account
Bonds -- 101.6%

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
U.S. Bonds -- 64.3%
Government National Mortgage
 Association -- 15.4%
GNMA, 6.5s, 2027 ......................................................            $  3,038      $  3,031,519
                                                                                                 ------------
U.S. Treasury Obligations -- 41.6%
U.S. Treasury Notes, 5.5s, 2003 .......................................            $  2,400      $  2,398,128
U.S. Treasury Notes, 6.625s, 2002 .....................................               2,790         2,892,449
U.S. Treasury Notes, 6.5s, 2005 .......................................               2,760         2,913,097
                                                                                                 ------------
                                                                                                 $  8,203,674
                                                                                                 ------------
Federal National Mortgage
 Association -- 7.3%
FNMA, 2.125s, 2007 ....................................................   JPY      $190,000      $  1,431,497
                                                                                                 ------------
  Total U.S. Bonds .........................................................................     $ 12,666,690
                                                                                                 ------------
Foreign Bonds -- 37.3%
Germany -- 13.3%
Federal Republic of Germany,
 6.25s, 2006 ..........................................................   DEM           964      $    586,191
Federal Republic of Germany,
 6s, 2007 .............................................................               3,410         2,047,132
                                                                                                 ------------
                                                                                                 $  2,633,323
                                                                                                 ------------
Italy -- 7.2%
Republic of Italy, 5.75s, 2002 ........................................   ITL     1,230,000      $    719,955
Republic of Italy, 6.75s, 2007 ........................................           1,095,000           692,084
                                                                                                 ------------
                                                                                                 $  1,412,039
                                                                                                 ------------
New Zealand -- 2.1%
Government of New Zealand,
 8s, 2004 .............................................................   NZD           760      $    418,698
                                                                                                 ------------
Sweden -- 2.5%
Kingdom of Sweden, 6s, 2005 ...........................................   SEK         3,700      $    494,276
                                                                                                 ------------
United Kingdom -- 12.2%
United Kingdom Treasury,
 7.25s, 2007 ..........................................................   GBP         1,309      $  2,400,663
                                                                                                 ------------
  Total Foreign Bonds ......................................................................     $  7,358,999
                                                                                                 ------------
  Total Bonds (Identified Cost, $19,915,992) ...............................................     $ 20,025,689
                                                                                                 ------------


                                                                       29 - WGVA

Put Options Purchased


                                                   Principal Amount
                                                     of Contracts
Issuer/Expiration Month/Strike Price                (000 Omitted)          Value
Australian Dollars/December/0.71
 Premiums Paid, $3,674)                                 $1,431        $        839
                                                                      ------------
 Total Investments (Identified Cost, $19,919,666)                     $ 20,026,528
                                                                      ------------
Put Options Written -- (0.2)%
Description/Expiration Month/Strike Price
Canadian Dollars/July/1.43
 (Premiums Received, $5,664).............      CAD       1,514        $    (28,566)
Call Options Written
Description/Expiration Month/Strike Price
Japanese Yen/Deutsche Marks/
 August/66.52
 (Premiums Received, $64,172)............      JPY     275,940        $       (276)
Other Assets, Less
 Liabilities -- (1.4)% .....................................              (284,693)
                                                                       -----------
  Net Assets - 100.0% ......................................           $19,712,993
                                                                       -----------

           See portfolio footnotes and notes to financial statements


Portfolio Footnotes:

  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
[dbldag][dbldag] Inverse floating rate security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   CAD  = Canadian Dollars           JPY  = Japanese Yen
   DEM  = Deutsche Marks             NLG  = Dutch Guilders
   GBP  = British Pounds             NZD  = New Zealand Dollars
   ITL  = Italian Lire               SEK  = Swedish Kronor

30 - WGVA

Statements of Assets and Liabilities -- June 30, 1998
(000 Omitted)


                                                          Capital     Government     High
                                                       Appreciation   Securities     Yield
                                                         Variable      Variable    Variable
                                                          Account       Account     Account
Assets:                                               -------------- ------------ ----------
 Investments --
  Identified cost ...................................    $494,280      $174,820    $175,597
  Unrealized appreciation ...........................     217,645         7,385         483
                                                         --------      --------    --------
   Total investments, at value ......................    $711,925      $182,205    $176,080
 Cash ...............................................          15            22          12
 Net receivable for forward foreign currency
  exchange contracts to purchase ....................       --            --          --
 Receivable for investments sold ....................       8,077             4         373
 Receivable for units sold ..........................         260            29          12
 Interest and dividends receivable ..................         181         1,712       3,085
 Receivable from sponsor ............................       --            --             22
 Other assets .......................................           4             1           1
                                                         --------      --------    --------
   Total assets .....................................    $720,462      $183,973    $179,585
                                                         --------      --------    --------
Liabilities:
 Cash overdraft .....................................    $  --         $  --       $  --
 Payable for investments purchased ..................       4,267         --          2,304
 Payable for units surrendered ......................         868           250         373
 Written options outstanding, at value
  (premiums received $70) ..........................        --            --          --
 Payable for forward foreign currency exchange
  contracts to sell .................................       --            --          --
 Payable for foreign currency exchange contracts
  closed or subject to master netting agreement .....       --            --          --
 Payable to affiliates --
  Investment adviser ................................          41             8          11
  Administrative fee ................................           1         --          --
  Sponsor ...........................................         722           193       --
 Accrued expenses and other liabilities .............          56            36          33
                                                         --------      --------   ---------
   Total liabilities ................................    $  5,955      $    487    $  2,721
                                                         --------      --------   ---------
   Net assets .......................................    $714,507      $183,486    $176,864
                                                         ========      ========   =========



                                                        Managed     Money      Total       World
                                                        Sectors    Market     Return    Governments
                                                       Variable   Variable   Variable    Variable
                                                        Account    Account    Account     Account
Assets:                                               ---------- ---------- ---------- ------------
 Investments --
  Identified cost ...................................  $112,660   $130,818   $281,554     $19,920
  Unrealized appreciation ...........................    18,705       --       48,508         107
                                                       --------   --------   --------     -------
   Total investments, at value ......................  $131,365   $130,818   $330,062     $20,027
 Cash ...............................................         5         10          1        --
 Net receivable for forward foreign currency
  exchange contracts to purchase ....................      --         --         --            83
 Receivable for investments sold ....................       658       --        1,501        --
 Receivable for units sold ..........................        64        416         17        --
 Interest and dividends receivable ..................        67       --        2,304         243
 Receivable from sponsor ............................      --         --          510        --
 Other assets .......................................         1         13         19        --
                                                       --------   --------   --------     -------
   Total assets .....................................  $132,160   $131,257   $334,414     $20,353
                                                       --------   --------   --------     -------
Liabilities:
 Cash overdraft .....................................   $  --     $   --     $   --       $     7
 Payable for investments purchased ..................       629       --      2,922          --
 Payable for units surrendered ......................       232        264        385           7
 Written options outstanding, at value
  (premiums received $70) ...........................      --         --         --            29
 Payable for forward foreign currency exchange
  contracts to sell .................................      --         --         --           396
 Payable for foreign currency exchange contracts
  closed or subject to master netting agreement .....      --         --         --           150
 Payable to affiliates --
  Investment adviser ................................         8          5         20           1
  Administrative fee ................................      --         --            1          --
  Sponsor ...........................................         9        161       --            22
 Accrued expenses and other liabilities .............        24         28         44          28
                                                       --------   --------   --------     -------
   Total liabilities ................................  $    902   $    458   $  3,372     $   640
                                                       --------   --------   --------     -------
   Net assets .......................................  $131,258   $130,799   $331,042     $19,713
                                                       ========   ========   ========     =======

                       See notes to financial statements

(000 Omitted except for unit values)


                                                               Capital     Government
                                                            Appreciation   Securities
                                                  Unit        Variable      Variable
                                      Units      Value         Account       Account
                                     ------- ------------- -------------- ------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
  Compass 2 .........................  7,693   $  66.1138      $508,757
  Compass 3 .........................  2,710      43.8747       118,899
  Compass 3 - Level 2 ...............  4,425      18.0875        80,035
Government Securities
 Variable Account --
  Compass 2 .........................  5,093   $  28.3840                    $144,574
  Compass 3 .........................    984      19.9552                      19,630
  Compass 3 - Level 2 ...............  1,409      11.5739                      16,305
High Yield
 Variable Account --
  Compass 2 .........................  4,084   $  34.1595
  Compass 3 .........................    869      25.2611
  Compass 3 - Level 2 ...............    948      13.3904
Managed Sectors
 Variable Account --
  Compass 2 .........................    716   $  50.5550
  Compass 3 .........................  1,115      50.1255
  Compass 3 - Level 2 ...............  2,401      16.0891
Money Market
 Variable Account --
  Compass 2 .........................  4,360   $  18.0703
  Compass 3 .........................  1,395      14.8978
  Compass 3 - Level 2 ...............  2,733      11.0604
Total Return
 Variable Account --
  Compass 2 .........................  3,755   $  32.5765
  Compass 3 .........................  3,500      32.0739
  Compass 3 - Level 2 ...............  6,066      15.3582
World Governments
 Variable Account --
  Compass 2 .........................    332   $  18.4515
  Compass 3 .........................    351      18.1660
  Compass 3 - Level 2 ...............    669      10.5535
                                                              --------      --------
Net assets applicable to owners of deferred contracts ..       707,691       180,509

Reserve for variable annuities --
  Compass 2 Contracts ..................................         5,988         2,776
  Compass 3 Contracts ..................................           154            71
  Compass 3 - Level 2 Contracts ........................           674           130
                                                              --------      --------
    Net assets .........................................      $714,507      $183,486
                                                              ========      ========



                                         High      Managed     Money      Total       World
                                        Yield      Sectors    Market     Return    Governments
                                       Variable   Variable   Variable   Variable    Variable
                                       Account     Account    Account    Account     Account
                                     ----------- ---------- ---------- ---------- ------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
  Compass 2 .........................
  Compass 3 .........................
  Compass 3 - Level 2 ...............
Government Securities
 Variable Account --
  Compass 2 .........................
  Compass 3 .........................
  Compass 3 - Level 2 ...............
High Yield
 Variable Account --
  Compass 2 ......................... $139,491
  Compass 3 .........................   21,944
  Compass 3 - Level 2 ...............   12,699
Managed Sectors
 Variable Account --
  Compass 2 .........................             $ 36,242
  Compass 3 .........................               55,918
  Compass 3 - Level 2 ...............               38,650
Money Market
 Variable Account --
  Compass 2 .........................                        $ 78,747
  Compass 3 .........................                          20,760
  Compass 3 - Level 2 ...............                          30,227
Total Return
 Variable Account --
  Compass 2 .........................                                   $122,347
  Compass 3 .........................                                    112,233
  Compass 3 - Level 2 ...............                                     93,177
World Governments
 Variable Account --
  Compass 2 .........................                                               $    6,131
  Compass 3 .........................                                                    6,377
  Compass 3 - Level 2 ...............                                                    7,059
                                       -------     -------    -------    -------    ----------
Net assets applicable to owners of     174,134     130,810    129,734    327,757        19,567
 deferred contracts
Reserve for variable annuities --
  Compass 2 Contracts ............       2,714         222      1,063      2,843            59
  Compass 3 Contracts ............          16         119          1        191        --
  Compass 3 - Level 2 Contracts ..       --            107          1        251            87
                                      --------    --------   --------   --------   -----------
    Net assets ...................    $176,864    $131,258   $130,799   $331,042    $   19,713
                                      ========    ========   ========   ========   ===========

                       See notes to financial statements

Statements of Operations -- Six Months Ended June 30, 1998
(000 Omitted)


                                                                         Capital     Government      High
                                                                      Appreciation   Securities      Yield
                                                                        Variable      Variable     Variable
                                                                         Account       Account      Account
                                                                     -------------- ------------ ------------
Net investment income (expense):
Income --
 Interest ...........................................................   $     281    $   6,204    $   8,992
 Dividends ..........................................................       1,308         --            263
 Foreign taxes withheld .............................................          (4)        --           --
                                                                        ---------    ---------    ---------
   Total investment income ..........................................   $   1,585    $   6,204    $   9,255
                                                                        ---------    ---------    ---------
Expenses --
 Mortality and expense risk charges .................................   $   4,301    $   1,179    $   1,222
 Management fees ....................................................       2,418          517          731
 Administrative fees ................................................          51           14           15
 Custodian fees .....................................................          93            2           19
 Distribution expense charges .......................................          85           15           20
 Auditing fees ......................................................          18           22           24
 Legal fees .........................................................           1         --           --
 Boards of Managers fees and expenses ...............................           4            4            4
 Printing ...........................................................          24         --              5
 Miscellaneous ......................................................        --           --             19
                                                                        ---------    ---------    ---------
   Total expenses ...................................................   $   6,995    $   1,753    $   2,059
 Fees paid indirectly ...............................................         (12)          (1)         (30)
                                                                        ---------    ---------    ---------
   Net expenses .....................................................   $   6,983    $   1,752    $   2,029
                                                                        ---------    ---------    ---------
     Net investment income (expense) ................................   $  (5,398)   $   4,452    $   7,226
                                                                        =========    =========    =========
Realized and unrealized gains (losses) on investments:
 Realized gains (losses)(identified cost basis) --
  Investment transactions ...........................................   $  68,381    $   1,809    $   5,510
  Written option transactions .......................................        --           --           --
  Futures contracts .................................................        --           (166)        --
  Foreign currency transactions .....................................          (3)        --           --
                                                                        ---------    ---------    ---------
   Net realized gains on investments and foreign
    currency transactions ...........................................   $  68,378    $   1,643    $   5,510
                                                                        ---------    ---------    ---------
Change in unrealized appreciation (depreciation) --
 Investments ........................................................   $  57,710    $    (384)   $  (3,459)
 Written options ....................................................        --           --           --
 Futures contracts ..................................................        --             27         --
 Translation of assets and liabilities in foreign currencies ........        --           --           --
                                                                        ---------    ---------    ---------
  Net unrealized gains (losses) on investments and foreign
   currency translation .............................................   $  57,710    $    (357)   $  (3,459)
                                                                        ---------    ---------    ---------
   Net realized and unrealized gains (losses) on
    investments and foreign currency ................................   $ 126,088    $   1,286    $   2,051
                                                                        ---------    ---------    ---------
    Increase in net assets from operations ..........................   $ 120,690    $   5,738    $   9,277
                                                                        =========    =========    =========



                                                                         Managed        Money         Total         World
                                                                         Sectors       Market        Return      Governments
                                                                        Variable      Variable      Variable      Variable
                                                                         Account       Account       Account       Account
                                                                     -------------- ------------ -------------- ------------
Net investment income (expense):
Income --
 Interest ...........................................................    $     89     $  3,196      $  4,706      $    628
 Dividends ..........................................................         272         --           2,161          --
 Foreign taxes withheld .............................................        --           --             (30)         --
                                                                         --------     --------      --------      --------
   Total investment income ..........................................    $    361     $  3,196      $  6,837      $    628
                                                                         --------     --------      --------      --------
Expenses --
 Mortality and expense risk charges .................................    $    791     $    726      $  1,985      $    130
 Management fees ....................................................         482          288         1,206            81
 Administrative fees ................................................          10            9            24             2
 Custodian fees .....................................................          19           18            56             7
 Distribution expense charges .......................................          42           14            86             5
 Auditing fees ......................................................          21           15            20            19
 Legal fees .........................................................        --              1             1             1
 Boards of Managers fees and expenses ...............................           4            4             4             2
 Printing ...........................................................           5            5            12             4
 Miscellaneous ......................................................        --              1             8             1
                                                                         --------     --------      --------      --------
   Total expenses ...................................................    $  1,374     $  1,081      $  3,402      $    252
 Fees paid indirectly ...............................................          (7)          (2)           (4)           (1)
                                                                         --------     --------      --------      --------
   Net expenses .....................................................    $  1,367     $  1,079      $  3,398      $    251
                                                                         --------     --------      --------      --------
     Net investment income (expense) ................................    $ (1,006)    $  2,117      $  3,439      $    377
                                                                         ========     ========      ========      ========
Realized and unrealized gains (losses) on investments:
 Realized gains (losses)(identified cost basis) --
  Investment transactions ...........................................    $  8,375     $   --        $ 27,808      $    318
  Written option transactions .......................................         264         --            --              53
  Futures contracts .................................................        --           --            --            --
  Foreign currency transactions .....................................        --           --              (4)         (136)
                                                                         --------     --------      --------      --------
   Net realized gains on investments and foreign
    currency transactions ...........................................    $  8,639     $   --        $ 27,804      $    235
                                                                         --------     --------      --------      --------
Change in unrealized appreciation (depreciation) --
 Investments ........................................................    $  4,682     $   --        $ (6,235)     $    160
 Written options ....................................................         979         --            --              18
 Futures contracts ..................................................        --           --            --            --
 Translation of assets and liabilities in foreign currencies ........        --           --               1          (574)
                                                                         --------     --------      --------      --------
  Net unrealized gains (losses) on investments and foreign
   currency translation .............................................    $  5,661     $   --        $ (6,234)     $   (396)
                                                                         --------     --------      --------      --------
   Net realized and unrealized gains (losses) on
    investments and foreign currency ................................    $ 14,300     $   --        $ 21,570      $   (161)
                                                                         --------     --------      --------      --------
    Increase in net assets from operations ..........................    $ 13,294     $  2,117      $ 25,009      $    216
                                                                         ========     ========      ========      ========

                       See notes to financial statements

Statements of Changes in Net Assets
(000 Omitted)


                                                      Capital Appreciation        Government Securities
                                                        Variable Account            Variable Account
                                                   --------------------------- ---------------------------
                                                    Six Months                  Six Months
                                                       Ended      Year Ended       Ended      Year Ended
                                                     June 30,    December 31,    June 30,    December 31,
                                                       1998          1997          1998          1997
                                                   ------------ -------------- ------------ --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ................  $  (5,398)    $  (8,785)    $   4,452     $  11,258
  Net realized gains on investments and
   foreign currency transactions .................     68,378       103,141         1,643         2,424
  Net unrealized gains (losses) on investments
   and foreign currency translation ..............     57,710        23,047          (357)        1,022
                                                    ---------     ---------     ---------     ---------
    Increase in net assets from operations .......  $ 120,690     $ 117,403     $   5,738     $  14,704
                                                    ---------     ---------     ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .....................  $  12,565     $  22,456     $   2,247     $   4,669
  Net transfers between variable and fixed
   accumulation accounts .........................     (2,088)       (2,471)       (3,584)      (14,669)
  Withdrawals, surrenders, annuitizations and
   contract charges ..............................    (43,854)      (66,782)      (15,039)      (38,745)
                                                    ---------     ---------     ---------     ---------
    Net accumulation activity ....................  $ (33,377)    $ (46,797)    $ (16,376)    $ (48,745)
                                                    ---------     ---------     ---------     ---------
 Annuitization activity:
  Annuitizations .................................  $     419     $     329     $     512     $     165
  Annuity payments and contract charges ..........       (469)         (855)         (220)         (503)
  Net transfers among accounts for annuity
   reserves ......................................        (17)            8          --            --
  Adjustments to annuity reserves ................        (27)         (175)         (103)           33
                                                    ---------     ---------     ---------   -----------
    Net annuitization activity ...................  $     (94)    $    (693)    $     189     $    (305)
                                                    ---------     ---------     ---------   -----------
  Decrease in net assets from participant
   transactions ..................................  $ (33,471)    $ (47,490)    $ (16,187)    $ (49,050)
                                                    ---------     ---------     ---------   -----------
    Total increase (decrease) in net assets ......  $  87,219     $  69,913     $ (10,449)    $ (34,346)

Net assets:
 At beginning of period ..........................    627,288       557,375       193,935       228,281
                                                    ---------     ---------     ---------   -----------
 At end of period ................................  $ 714,507     $ 627,288     $ 183,486     $ 193,935
                                                    =========     =========     =========   ===========



                                                           High Yield
                                                        Variable Account
                                                   ---------------------------
                                                     Six Months
                                                       Ended       Year Ended
                                                      June 30,    December 31,
                                                        1998          1997
                                                   ------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) ................   $   7,226     $  14,304
  Net realized gains on investments and
   foreign currency transactions .................       5,510         7,106
  Net unrealized gains (losses) on investments
   and foreign currency translation ..............      (3,459)        1,659
                                                     ---------     ---------
    Increase in net assets from operations .......   $   9,277     $  23,069
                                                     ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .....................   $   2,183     $   4,121
  Net transfers between variable and fixed
   accumulation accounts .........................     (25,701)       (2,934)
  Withdrawals, surrenders, annuitizations and
   contract charges ..............................     (11,202)      (19,891)
                                                     ---------     ---------
    Net accumulation activity ....................   $ (34,720)    $ (18,704)
                                                     ---------     ---------
 Annuitization activity:
  Annuitizations .................................   $      51     $     150
  Annuity payments and contract charges ..........        (211)         (472)
  Net transfers among accounts for annuity
   reserves ......................................        --            --
  Adjustments to annuity reserves ................         (66)           28
                                                     ---------     ---------
    Net annuitization activity ...................   $    (226)    $    (294)
                                                     ---------     ---------
  Decrease in net assets from participant
   transactions ..................................   $ (34,946)    $ (18,998)
                                                     ---------     ---------
    Total increase (decrease) in net assets ......   $ (25,669)    $   4,071
Net assets:
 At beginning of period ..........................     202,533       198,462
                                                     ---------     ---------
 At end of period ................................   $ 176,864     $ 202,533
                                                     =========     =========

                       See notes to financial statements

(000 Omitted)


                                                                               Managed Sectors              Money Market
                                                                              Variable Account            Variable Account
                                                                         --------------------------- --------------------------
                                                                          Six Months                  Six Months
                                                                             Ended      Year Ended       Ended      Year Ended
                                                                           June 30,    December 31,    June 30,    December 31,
                                                                             1998          1997          1998          1997
                                                                         ------------ -------------- ------------ -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (expense) .......................................  $  (1,006)   $  (1,791)     $   2,117    $   4,675
  Net realized gains on investments and foreign currency
   transactions .........................................................      8,639       20,564           --           --
  Net unrealized gains on investments and foreign currency
   translation ..........................................................      5,661        4,407           --           --
                                                                           ---------    ---------      ---------    ---------
    Increase in net assets from operations ..............................  $  13,294    $  23,180      $   2,117    $   4,675
                                                                           ---------    ---------      ---------    ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ............................................  $   4,715    $   8,634      $   1,716    $   3,864
  Net transfers between variable and fixed accumulation accounts ........     (1,002)       6,155         31,364        6,235
  Withdrawals, surrenders, annuitizations and contract charges ..........     (7,557)     (13,689)       (16,679)     (29,189)
                                                                           ---------    ---------      ---------    ---------
   Net accumulation activity ............................................  $  (3,844)   $   1,100      $  16,401    $ (19,090)
                                                                           ---------    ---------      ---------    ---------
 Annuitization activity:
  Annuitizations ........................................................  $      64    $     237      $    --      $      70
  Annuity payments and contract charges .................................        (47)         (54)          (117)        (284)
  Net transfers among accounts for annuity reserves .....................       --              9              1         --
  Adjustments to annuity reserves .......................................         52          (15)           (50)         168
                                                                           ---------    ---------      ---------    ---------
   Net annuitization activity ...........................................  $      69    $     177      $    (166)   $     (46)
                                                                           ---------    ---------      ---------    ---------
  Increase (decrease) in net assets from participant transactions .......  $  (3,775)   $   1,277      $  16,235    $ (19,136)
                                                                           ---------    ---------      ---------    ---------
   Total increase (decrease) in net assets ..............................  $   9,519    $  24,457      $  18,352    $ (14,461)

Net assets:
 At beginning of period .................................................    121,739       97,282        112,447      126,908
                                                                           ---------    ---------      ---------    ---------
 At end of period .......................................................  $ 131,258    $ 121,739      $ 130,799    $ 112,447
                                                                           =========    =========      =========    =========

                       See notes to financial statements

(000 Omitted)


                                                                                Total Return              World Governments
                                                                              Variable Account             Variable Account
                                                                         --------------------------- ----------------------------
                                                                          Six Months                   Six Months
                                                                             Ended      Year Ended        Ended       Year Ended
                                                                           June 30,    December 31,     June 30,     December 31,
                                                                             1998          1997           1998           1997
                                                                         ------------ -------------- -------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income .................................................    $   3,439     $   7,000     $     377     $   1,065
  Net realized gains (losses) on investments and foreign currency
   transactions .........................................................       27,804        33,815           235        (1,721)
  Net unrealized gains (losses) on investments and foreign currency
   translation ..........................................................       (6,234)       14,739          (396)          (92)
                                                                             ---------     ---------     ---------     ---------
    Increase (decrease) in net assets from operations ...................    $  25,009     $  55,554           216     $    (748)
                                                                             ---------     ---------     ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ............................................    $   8,077     $  15,730     $     547     $   1,455
  Net transfers between variable and fixed accumulation accounts ........        1,883         4,273        (3,165)       (2,759)
  Withdrawals, surrenders, annuitizations and contract charges ..........      (20,577)      (43,721)       (1,984)       (5,510)
                                                                             ---------     ---------     ---------     ---------
    Net accumulation activity ...........................................    $ (10,617)    $ (23,718)    $  (4,602)    $  (6,814)
                                                                             ---------     ---------     ---------     ---------
 Annuitization activity:
  Annuitizations ........................................................    $    --       $     170     $       9     $       6
  Annuity payments and contract charges .................................         (355)         (492)           (6)          (58)
  Net transfers among accounts for annuity reserves .....................           17           (18)         --               1
  Adjustments to annuity reserves .......................................           82           162            (1)           25
                                                                             ---------     ---------     ---------     ---------
    Net annuitization activity ..........................................    $    (256)    $    (178)    $       2     $     (26)
                                                                             ---------     ---------     ---------     ---------
  Decrease in net assets from participant transactions ..................    $ (10,873)    $ (23,896)    $  (4,600)    $  (6,840)
                                                                             ---------     ---------     ---------     ---------
    Total increase (decrease) in net assets .............................    $  14,136     $  31,658     $  (4,384)    $  (7,588)

Net assets:
 At beginning of period .................................................      316,906       285,248        24,097        31,685
                                                                             ---------     ---------     ---------     ---------
 At end of period .......................................................    $ 331,042     $ 316,906     $  19,713     $  24,097
                                                                             =========     =========     =========     =========

                       See notes to financial statements

Per Unit and Other Data


                                                                Capital Appreciation Variable Account
                                                                -------------------------------------
                                                                              Compass 2
                                                                -------------------------------------
                                                                     Six Months         Year Ended
                                                                        Ended          December 31,
                                                                      June 30,       ----------------
                                                                        1998               1997
                                                                -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ........................     $55.3902            $45.4107
                                                                     --------            --------
 Investment income .............................................     $ 0.1472            $ 0.3241
 Expenses ......................................................       0.6433              1.0741
                                                                     --------            --------
   Net investment loss .........................................     $(0.4961)           $(0.7500)
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions ............................      11.2197             10.7295
                                                                     --------            --------
 Net increase (decrease) in unit value .........................     $10.7236            $ 9.9795
                                                                     --------            --------
 Unit value:
 Net asset value -- end of period ..............................     $66.1138            $55.3902
                                                                     ========            ========
Ratios (to average net assets):
 Expenses+## ...................................................        0.76%++             0.77%
 Net investment loss ...........................................      (1.57)%++           (1.45)%
Portfolio turnover .............................................          42%                 60%
Number of units outstanding at end of year (000 omitted) .......        7,693               8,173



                                                                       Capital Appreciation Variable Account
                                                                ---------------------------------------------------
                                                                                     Compass 2
                                                                ---------------------------------------------------
                                                                              Year Ended December 31,
                                                                ---------------------------------------------------
                                                                      1996             1995             1994
                                                                ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ........................     $37.7151        $28.0107         $32.9053
                                                                     --------        --------         --------
 Investment income .............................................     $ 0.2861        $ 0.3624         $ 0.4277
 Expenses ......................................................       0.8695          0.6989           0.6325
                                                                     --------        --------         --------
   Net investment loss .........................................     $(0.5834)       $(0.3365)        $(0.2048)
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions ............................       8.2790         10.0409          (4.6898)
                                                                     --------        --------         --------
 Net increase (decrease) in unit value .........................     $ 7.6956        $ 9.7044         $(4.8946)
                                                                     --------        --------         --------
 Unit value:
 Net asset value -- end of period ..............................     $45.4107        $37.7151         $28.0107
                                                                     ========        ========         ========
Ratios (to average net assets):
 Expenses+## ...................................................        0.78%           0.80%            0.79%
 Net investment loss ...........................................      (1.41)%         (1.02)%          (0.69)%
Portfolio turnover .............................................          66%             96%              95%
Number of units outstanding at end of year (000 omitted) .......        9,004          10,014           11,310



                                                                    Capital
                                                                  Appreciation
                                                                 Variable Account
                                                                -----------------
                                                                   Compass 2
                                                                ----------------
                                                                   Year Ended
                                                                  December 31,
                                                                ----------------
                                                                      1993
                                                                ----------------
Per unit data:*
 Net asset value -- beginning of period .......................     $29.2712
                                                                    --------
 Investment income ............................................     $ 0.3914
 Expenses .....................................................       0.6436
                                                                    --------
   Net investment loss ........................................     $(0.2522)
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions ...........................       3.8863
                                                                    --------
 Net increase (decrease) in unit value ........................     $ 3.6341
                                                                    --------
 Unit value:
 Net asset value -- end of period .............................     $32.9053
                                                                    ========
Ratios (to average net assets):
 Expenses+## ..................................................        0.78%
 Net investment loss ..........................................      (0.83)%
Portfolio turnover ............................................          56%
Number of units outstanding at end of year (000 omitted) ......       13,833

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                   Capital Appreciation
                                                                     Variable Account
                                                                   --------------------
                                                                   Compass 3 - Level 2
                                                                   --------------------
                                                                        Six Months
                                                                           Ended
                                                                       June 30, 1998
                                                                   --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................       $15.1500
                                                                         --------
 Investment income ...............................................         0.0377
 Expenses ........................................................         0.1651
                                                                         --------
   Net investment loss ...........................................       $(0.1274)
 Net realized and unrealized gains on investments and
  foreign currency transactions ..................................         3.0649
                                                                         --------
 Net increase in unit value ......................................       $ 2.9375
                                                                         --------
 Unit value:
 Net asset value -- end of period ................................       $18.0875
                                                                         ========
Ratios (to average net assets):
 Expenses+## .....................................................          0.76%++
 Net investment loss .............................................        (1.57)%++
Portfolio turnover ...............................................            42%
Number of units outstanding at end of year (000 omitted) .........          4,425



                                                                           Capital Appreciation Variable Account
                                                                   ------------------------------------------------------
                                                                                    Compass 3 - Level 2
                                                                   ------------------------------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------     Period Ended
                                                                                                         December 31,
                                                                         1997             1996               1995#
                                                                   ---------------- ---------------- --------------------
Per unit data:*
 Net asset value -- beginning of period ...........................     $12.4143        $10.3053           $10.0000
                                                                        --------        --------           --------
 Investment income ................................................     $ 0.0914        $ 0.0790           $ 0.0196
 Expenses .........................................................       0.2935          0.2370             0.0517
                                                                        --------        --------           --------
   Net investment loss ............................................     $(0.2021)       $(0.1580)          $(0.0321)
 Net realized and unrealized gains on investments and
  foreign currency transactions ...................................       2.9378          2.2670             0.3374
                                                                        --------        --------           --------
 Net increase in unit value .......................................     $ 2.7357        $  2.109           $ 0.3053
                                                                        --------        --------           --------
 Unit value:
 Net asset value -- end of period .................................     $15.1500        $12.4143           $10.3053
                                                                        ========        ========           ========
Ratios (to average net assets):
 Expenses+## ......................................................        0.77%           0.78%              0.80%++
 Net investment loss ..............................................      (1.45)%         (1.41)%            (1.02)%++
Portfolio turnover ................................................          60%             66%                96%
Number of units outstanding at end of year (000 omitted) ..........        3,971           2,494                955

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                   Capital Appreciation Variable Account
                                                                   -------------------------------------
                                                                                 Compass 3
                                                                   -------------------------------------
                                                                                            Year Ended
                                                                        Six Months         December 31,
                                                                           Ended        -----------------
                                                                       June 30, 1998          1997
                                                                   -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................       $36.7764            $30.1803
                                                                         --------            --------
 Investment income ...............................................         0.0965            $ 0.2107
 Expenses ........................................................         0.4425              0.7383
                                                                         --------            --------
   Net investment loss ...........................................       $(0.3460)           $(0.5276)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................         7.4443              7.1237
                                                                         --------            --------
 Net increase (decrease) in unit value ...........................       $ 7.0983            $ 6.5961
                                                                         --------            --------
 Unit value:
 Net asset value -- end of period ................................       $43.8747            $36.7764
                                                                         ========            ========
Ratios (to average net assets):
 Expenses+## .....................................................          0.76%++             0.77%
 Net investment loss .............................................        (1.57)%++           (1.45)%
Portfolio turnover ...............................................            42%                 60%
Number of units outstanding at end of year (000 omitted) .........          2,710               2,953



                                                                          Capital Appreciation Variable Account
                                                                   ---------------------------------------------------
                                                                                        Compass 3
                                                                   ---------------------------------------------------
                                                                                 Year Ended December 31,
                                                                   ---------------------------------------------------
                                                                         1996             1995             1994
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $25.0907         $18.6531          $21.9341
                                                                       --------         --------          --------
 Investment income ...............................................     $ 0.1893         $ 0.2402          $ 0.2870
 Expenses ........................................................       0.6053           0.4847            0.4421
                                                                       --------         --------          --------
   Net investment loss ...........................................     $(0.4160)        $(0.2445)         $(0.1551)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................       5.5056           6.6821           (3.1259)
                                                                       --------         --------          --------
 Net increase (decrease) in unit value ...........................     $ 5.0896         $ 6.4376          $(3.2810)
                                                                       --------         --------          --------
 Unit value:
 Net asset value -- end of period ................................     $30.1803         $25.0907          $18.6531
                                                                       ========         ========          ========
Ratios (to average net assets):
 Expenses+## .....................................................        0.78%            0.80%             0.79%
 Net investment loss .............................................      (1.41)%          (1.02)%           (0.69)%
Portfolio turnover ...............................................          66%              96%               95%
Number of units outstanding at end of year (000 omitted) .........        3,721            4,272             4,686



                                                                       Capital
                                                                     Appreciation
                                                                    Variable Account
                                                                   -----------------
                                                                      Compass 3
                                                                   ----------------
                                                                      Year Ended
                                                                     December 31,
                                                                   ----------------
                                                                         1993
                                                                   ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $19.5311
                                                                       --------
 Investment income ...............................................     $ 0.2617
 Expenses ........................................................       0.4498
                                                                       --------
   Net investment loss ...........................................     $(0.1881)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................       2.5911
                                                                       --------
 Net increase (decrease) in unit value ...........................     $ 2.4030
                                                                       --------
 Unit value:
 Net asset value -- end of period ................................     $21.9341
                                                                       ========
Ratios (to average net assets):
 Expenses+## .....................................................        0.78%
 Net investment loss .............................................      (0.83)%
Portfolio turnover ...............................................          56%
Number of units outstanding at end of year (000 omitted) .........        4,899

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                    Government Securities Variable
                                                                               Account
                                                                   --------------------------------
                                                                              Compass 2
                                                                   --------------------------------
                                                                       Six Months      Year Ended
                                                                          Ended       December 31,
                                                                        June 30,      -------------
                                                                          1998             1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $27.5372         $25.6724
                                                                        --------         --------
 Investment income ...............................................      $ 0.9549         $ 1.9396
 Expenses ........................................................        0.2681           0.5159
                                                                        --------         --------
   Net investment income .........................................      $ 0.6868         $ 1.4237
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        0.1600           0.4411
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 0.8468         $ 1.8648
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $28.3840         $27.5372
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.60%++          0.66%
 Net investment income ...........................................         4.70%++          5.31%
Portfolio turnover ...............................................           74%             168%
Number of units outstanding at end of year (000 omitted) .........         5,093            5,613



                                                                           Government Securities Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 2
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $25.5791      $22.0031      $22.7120      $21.1172
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.9022      $ 1.7836      $ 1.5648      $ 1.5732
 Expenses ........................................................      0.4873        0.4564        0.4229        0.4238
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 1.4149      $ 1.3272      $ 1.1419      $ 1.1494
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................     (1.3216)       2.2488       (1.8508)       0.4454
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 0.0933      $ 3.5760      $(0.7089)     $ 1.5948
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $25.6724      $25.5791      $22.0031      $22.7120
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.63%         0.61%         0.61%
 Net investment income ...........................................       5.53%         5.51%         5.09%         5.11%
Portfolio turnover ...............................................         39%           80%           41%           81%
Number of units outstanding at end of year (000 omitted) .........       7,255         8,361        11,308        12,679

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                       Government
                                                                   Securities Variable
                                                                        Account
                                                                   ------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Six Months
                                                                          Ended
                                                                      June 30, 1998
                                                                   ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $11.2258
                                                                        --------
 Investment income ...............................................      $ 0.3733
 Expenses ........................................................        0.1037
                                                                        --------
   Net investment income .........................................      $ 0.2696
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        0.0785
                                                                        --------
 Net increase (decrease) in unit value ...........................      $ 0.3481
                                                                        --------
 Unit value:
 Net asset value -- end of period ................................      $11.5739
                                                                        ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.60%++
 Net investment income ...........................................         4.70%++
Portfolio turnover ...............................................           74%
Number of units outstanding at end of year (000 omitted) .........         1,409



                                                                       Government Securities Variable Account
                                                                   ----------------------------------------------
                                                                                Compass 3 - Level 2
                                                                   ----------------------------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------    Period Ended
                                                                                                  December 31,
                                                                        1997          1996            1995#
                                                                   ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $10.4604      $10.4172         $10.0000
                                                                      --------      --------         --------
 Investment income ...............................................    $ 0.7931      $ 0.7931         $ 0.1868
 Expenses ........................................................      0.2102        0.1966           0.0478
                                                                      --------      --------         --------
   Net investment income .........................................    $ 0.5829      $ 0.5965         $ 0.1390
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      0.1825       (0.5533)          0.2782
                                                                      --------      --------         --------
 Net increase (decrease) in unit value ...........................    $ 0.7654      $ 0.0432         $ 0.4172
                                                                      --------      --------         --------
 Unit value:
 Net asset value -- end of period ................................    $11.2258      $10.4604         $10.4172
                                                                      ========      ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.66%         0.62%            0.63%++
 Net investment income ...........................................       5.31%         5.53%            5.51%++
Portfolio turnover ...............................................        168%           39%              80%
Number of units outstanding at end of year (000 omitted) .........       1,319         1,079              608

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                    Government Securities Variable
                                                                               Account
                                                                   --------------------------------
                                                                              Compass 3
                                                                   --------------------------------
                                                                                        Year Ended
                                                                       Six Months      December 31,
                                                                          Ended       --------------
                                                                      June 30, 1998        1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $19.3693         $18.0755
                                                                        --------         --------
 Investment income ...............................................      $ 0.6754         $ 1.3696
 Expenses ........................................................        0.2009           0.3848
                                                                        --------         --------
   Net investment income .........................................      $ 0.4745         $ 0.9848
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        0.1114           0.3090
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 0.5859         $ 1.2938
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $19.9552         $19.3693
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.60%++          0.66%
 Net investment income ...........................................         4.70%++          5.31%
Portfolio turnover ...............................................           74%             169%
Number of units outstanding at end of year (000 omitted) .........           984            1,129



                                                                           Government Securities Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 3
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $18.0278      $15.5227      $16.0387      $14.9267
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.3222      $ 1.2529      $ 1.1028      $ 1.1064
 Expenses ........................................................      0.3586        0.3385        0.3146        0.3154
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 0.9636      $ 0.9144      $ 0.7882      $ 0.7910
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................     (0.9159)       1.5907       (1.3042)       0.3210
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 0.0477      $ 2.5051      $(0.5160)     $ 1.1120
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $18.0755      $18.0278      $15.5227      $16.0387
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.63%         0.61%         0.61%
 Net investment income ...........................................       5.53%         5.51%         5.09%         5.11%
Portfolio turnover ...............................................         39%           80%           41%           81%
Number of units outstanding at end of year (000 omitted) .........       1,549         1,888         2,922         2,697

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                     High Yield Variable Account
                                                                   --------------------------------
                                                                              Compass 2
                                                                   --------------------------------
                                                                       Six Months      Year Ended
                                                                          Ended       December 31,
                                                                        June 30,      -------------
                                                                          1998             1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $32.6450         $29.0656
                                                                        --------         --------
 Investment income ...............................................      $ 1.6545         $ 3.0237
 Expenses ........................................................        0.3600           0.6627
                                                                        --------         --------
   Net investment income .........................................      $ 1.2945         $ 2.3610
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        0.2200           1.2184
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 1.5145         $ 3.5794
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $34.1595         $32.6450
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.83%++          0.86%
 Net investment income ...........................................         7.35%++          7.47%
Portfolio turnover ...............................................           82%             164%
Number of units outstanding at end of year (000 omitted) .........         4,084            4,424



                                                                                 High Yield Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 2
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $26.1493      $22.6776       $23.3591     $19.7156
                                                                      --------      --------       --------     --------
 Investment income ...............................................    $ 2.7199      $ 2.5137       $ 2.2324     $ 2.0867
 Expenses ........................................................      0.6035        0.5356         0.5062       0.4797
                                                                      --------      --------       --------     --------
   Net investment income .........................................    $ 2.1164      $ 1.9781       $ 1.7262     $ 1.6070
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      0.7999        1.4936        (2.4077)      2.0365
                                                                      --------      --------       --------     --------
 Net increase (decrease) in unit value ...........................    $ 2.9163      $ 3.4717       $(0.6815)    $ 3.6435
                                                                      --------      --------       --------     --------
 Unit value:
 Net asset value -- end of period ................................    $29.0656      $26.1493       $22.6776     $23.3591
                                                                      ========      ========       ========     ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.88%         0.88%          0.91%        0.86%
 Net investment income ...........................................       7.59%         7.91%          7.41%        6.97%
Portfolio turnover ...............................................        108%           88%            77%          67%
Number of units outstanding at end of year (000 omitted) .........       4,956         5,649          6,433        7,564

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                   High Yield Variable
                                                                        Account
                                                                   ------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Six Months
                                                                          Ended
                                                                      June 30, 1998
                                                                   ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $12.7936
                                                                        --------
 Investment income ...............................................      $ 0.8175
 Expenses ........................................................        0.1772
                                                                        --------
   Net investment income .........................................      $ 0.6403
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................       (0.0435)
                                                                        --------
 Net increase in unit value ......................................      $ 0.5968
                                                                        --------
 Unit value:
 Net asset value -- end of period ................................      $13.3904
                                                                        ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.83%++
 Net investment income ...........................................         7.35%++
Portfolio turnover ...............................................           82%
Number of units outstanding at end of year (000 omitted) .........           948



                                                                            High Yield Variable Account
                                                                   ----------------------------------------------
                                                                                Compass 3 - Level 2
                                                                   ----------------------------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------    Period Ended
                                                                                                  December 31,
                                                                        1997          1996            1995#
                                                                   ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $11.3852      $10.2377        $10.0000
                                                                      --------      --------        --------
 Investment income ...............................................    $ 1.1903      $ 0.9246        $ 0.3803
 Expenses ........................................................      0.2584        0.2033          0.0765
                                                                      --------      --------        --------
   Net investment income .........................................    $ 0.9319      $ 0.7213        $ 0.3038
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      0.4765        0.4262         (0.0661)
                                                                      --------      --------        --------
 Net increase in unit value ......................................    $ 1.4084      $ 1.1475        $ 0.2377
                                                                      --------      --------        --------
 Unit value:
 Net asset value -- end of period ................................    $12.7936      $11.3852        $10.2377
                                                                      ========      ========        ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.86%         0.88%           0.88%++
 Net investment income ...........................................       7.47%         7.59%           7.91%++
Portfolio turnover ...............................................        164%          108%             88%
Number of units outstanding at end of year (000 omitted) .........       2,042         1,819           1,368

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                     High Yield Variable Account
                                                                   --------------------------------
                                                                              Compass 3
                                                                   --------------------------------
                                                                                        Year Ended
                                                                       Six Months      December 31,
                                                                          Ended       --------------
                                                                      June 30, 1998        1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $24.1529         $21.5259
                                                                        --------         --------
 Investment income ...............................................      $ 1.3254         $ 2.2363
 Expenses ........................................................        0.3035           0.5196
                                                                        --------         --------
   Net investment income .........................................      $ 1.0219         $ 1.7167
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        0.0863           0.9103
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 1.1082         $ 2.6270
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $25.2611         $24.1529
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.83%++          0.86%
 Net investment income ...........................................         7.35%++          7.47%
Portfolio turnover ...............................................           82%             164%
Number of units outstanding at end of year (000 omitted) .........           869            1,209



                                                                                 High Yield Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 3
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $19.3854      $16.8283      $17.3543      $14.6589
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.9450      $ 1.8912      $ 1.5336      $ 1.5179
 Expenses ........................................................      0.4432        0.4253        0.3711        0.3671
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 1.5018      $ 1.4659      $ 1.1625      $ 1.1508
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      0.6387        1.0912       (1.6885)       1.5446
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 2.1405      $ 2.5571      $(0.5260)     $ 2.6954
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $21.5259      $19.3854      $16.8283      $17.3543
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.88%         0.88%         0.91%         0.86%
 Net investment income ...........................................       7.59%         7.91%         7.41%         6.97%
Portfolio turnover ...............................................        108%           88%           77%           67%
Number of units outstanding at end of year (000 omitted) .........       1,438         1,913         2,506         2,577

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                     Managed Sectors Variable Account
                                                                   -------------------------------------
                                                                                 Compass 2
                                                                   -------------------------------------
                                                                        Six Months         Year Ended
                                                                           Ended          December 31,
                                                                         June 30,       ----------------
                                                                           1998               1997
                                                                   -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................       $45.4522            $36.5900
                                                                         --------            --------
 Investment income ...............................................       $ 0.1397            $ 0.2406
 Expenses ........................................................         0.5123              0.8842
                                                                         --------            --------
   Net investment loss ...........................................       $(0.3726)           $(0.6436)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................         5.4754              9.5058
                                                                         --------            --------
 Net increase (decrease) in unit value ...........................       $ 5.1028            $ 8.8622
                                                                         --------            --------
 Unit value:
 Net asset value -- end of period ................................       $50.5550            $45.4522
                                                                         ========            ========
Ratios (to average net assets):
 Expenses+## .....................................................          0.84%++             0.85%
 Net investment loss .............................................        (1.55)%++           (1.60)%
Portfolio turnover ...............................................            61%                103%
Number of units outstanding at end of year (000 omitted) .........            716                 736



                                                                            Managed Sectors Variable Account
                                                                   ---------------------------------------------------
                                                                                        Compass 2
                                                                   ---------------------------------------------------
                                                                                 Year Ended December 31,
                                                                   ---------------------------------------------------
                                                                         1996             1995             1994
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $31.3870         $23.9044         $24.7295
                                                                        --------         --------         --------
 Investment income ...............................................      $ 0.2838         $ 0.3277         $ 0.3066
 Expenses ........................................................        0.7089           0.6066           0.5155
                                                                        --------         --------         --------
   Net investment loss ...........................................      $(0.4251)        $(0.2789)        $(0.2089)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        5.6281           7.7615          (0.6162)
                                                                        --------         --------         --------
 Net increase (decrease) in unit value ...........................      $ 5.2030         $ 7.4826         $(0.8251)
                                                                        --------         --------         --------
 Unit value:
 Net asset value -- end of period ................................      $36.5900         $31.3870         $23.9044
                                                                        ========         ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.85%            0.87%            0.90%
 Net investment loss .............................................       (1.36)%          (1.07)%          (0.97)%
Portfolio turnover ...............................................           64%             115%             111%
Number of units outstanding at end of year (000 omitted) .........           729              788              800



                                                                    Managed Sectors
                                                                    Variable Account
                                                                   -----------------
                                                                      Compass 2
                                                                   ----------------
                                                                      Year Ended
                                                                     December 31,
                                                                   ----------------
                                                                         1993
                                                                   ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $23.8070
                                                                        --------
 Investment income ...............................................      $ 0.1822
 Expenses ........................................................        0.4994
                                                                        --------
   Net investment loss ...........................................      $(0.3172)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        1.2397
                                                                        --------
 Net increase (decrease) in unit value ...........................      $ 0.9225
                                                                        --------
 Unit value:
 Net asset value -- end of period ................................      $24.7295
                                                                        ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.91%
 Net investment loss .............................................       (1.49)%
Portfolio turnover ...............................................          122%
Number of units outstanding at end of year (000 omitted) .........           878

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                    Managed Sectors
                                                                    Variable Account
                                                                   --------------------
                                                                   Compass 3 - Level 2
                                                                   --------------------
                                                                        Six Months
                                                                           Ended
                                                                       June 30, 1998
                                                                   --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................       $14.4652
                                                                         --------
 Investment income ...............................................       $ 0.0456
 Expenses ........................................................         0.1652
                                                                         --------
   Net investment loss ............................................       $(0.1196)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................         1.7435
                                                                         --------
 Net increase (decrease) in unit value ...........................       $ 1.6239
                                                                         --------
 Unit value:
 Net asset value -- end of period ................................       $16.0891
                                                                         ========
Ratios (to average net assets):
 Expenses+## .....................................................          0.84%++
 Net investment loss .............................................        (1.55)%++
Portfolio turnover ...............................................            61%
Number of units outstanding at end of year (000 omitted) .........          2,401



                                                                              Managed Sectors Variable Account
                                                                   ------------------------------------------------------
                                                                                    Compass 3 - Level 2
                                                                   ------------------------------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------     Period Ended
                                                                                                         December 31,
                                                                         1997             1996               1995#
                                                                   ---------------- ---------------- --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $11.6449         $ 9.9892           $10.0000
                                                                       --------         --------           --------
 Investment income ...............................................     $ 0.0831         $ 0.0873           $ 0.0231
 Expenses ........................................................       0.3015           0.2287             0.0539
                                                                       --------         --------           --------
   Net investment loss ...........................................     $(0.2184)        $(0.1414)          $(0.0308)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................       3.0387           1.7971             0.0200
                                                                       --------         --------           --------
 Net increase (decrease) in unit value ...........................     $ 2.8203         $ 1.6557           $(0.0108)
                                                                       --------         --------           --------
 Unit value:
 Net asset value -- end of period ................................     $14.4652         $11.6449           $ 9.9892
                                                                       ========         ========           ========
Ratios (to average net assets):
 Expenses+## .....................................................        0.85%            0.85%              0.87%++
 Net investment loss .............................................      (1.60)%          (1.36)%            (1.07)%++
Portfolio turnover ...............................................         103%              64%               115%
Number of units outstanding at end of year (000 omitted) .........        2,156            1,204                418

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                 Managed Sectors Variable Account
                                                               -------------------------------------
                                                                             Compass 3
                                                               -------------------------------------
                                                                                        Year Ended
                                                                    Six Months         December 31,
                                                                       Ended        -----------------
                                                                   June 30, 1998          1997
                                                               -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ......................       $45.0995           $36.3604
                                                                     --------           --------
 Investment income ...........................................       $ 0.1374           $ 0.2328
 Expenses ....................................................         0.5464             0.9264
                                                                     --------           --------
   Net investment loss .......................................       $(0.4090)          $(0.6936)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..............................         5.4350             9.4327
                                                                     --------           --------
 Net increase (decrease) in unit value .......................       $ 5.0260           $ 8.7391
                                                                     --------           --------
 Unit value:
 Net asset value -- end of period ............................       $50.1255           $45.0995
                                                                     ========           ========
Ratios (to average net assets):
 Expenses+## .................................................          0.84%++            0.85%
 Net investment loss .........................................        (1.55)%++          (1.60)%
Portfolio turnover ...........................................            61%               103%
Number of units outstanding at end of year (000 omitted) .....          1,115              1,258



                                                                                Managed Sectors Variable Account
                                                               -------------------------------------------------------------------
                                                                                            Compass 3
                                                               -------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                               -------------------------------------------------------------------
                                                                     1996             1995             1994             1993
                                                               ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ......................     $31.2371         $23.8258          $24.6849         $23.8007
                                                                   --------         --------          --------         --------
 Investment income ...........................................     $ 0.2830         $ 0.3259          $ 0.3031         $ 0.1817
 Expenses ....................................................       0.7511           0.6452            0.5452           0.5313
                                                                   --------         --------          --------         --------
   Net investment loss .......................................     $(0.4681)        $(0.3193)         $(0.2421)        $(0.3496)
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..............................       5.5914           7.7306           (0.6170)          1.2338
                                                                   --------         --------          --------         --------
 Net increase (decrease) in unit value .......................     $ 5.1233         $ 7.4113          $(0.8591)        $ 0.8842
                                                                   --------         --------          --------         --------
 Unit value:
 Net asset value -- end of period ............................     $36.3604         $31.2371          $23.8258         $24.6849
                                                                   ========         ========          ========         ========
Ratios (to average net assets):
 Expenses+## .................................................        0.85%            0.87%             0.90%            0.91%
 Net investment loss .........................................      (1.36)%          (1.07)%           (0.97)%          (1.49)%
Portfolio turnover ...........................................          64%             115%              111%             122%
Number of units outstanding at end of year (000 omitted) .....        1,552            1,729             1,810            1,819

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                Money Market Variable Account
                                                               --------------------------------
                                                                          Compass 2
                                                               --------------------------------
                                                                   Six Months      Year Ended
                                                                      Ended       December 31,
                                                                    June 30,      -------------
                                                                      1998             1997
                                                               ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ......................      $17.7451         $17.1109
                                                                    --------         --------
 Investment income ...........................................      $ 0.4914         $ 0.9600
 Expenses ....................................................        0.1662           0.3258
                                                                    --------         --------
   Net investment income .....................................      $ 0.3252         $ 0.6342
                                                                    --------         --------
 Net increase in unit value ..................................      $ 0.3252         $ 0.6342
                                                                    --------         --------
 Unit value:
 Net asset value -- end of period ............................      $18.0703         $17.7451
                                                                    ========         ========
Ratios (to average net assets):
 Expenses+## .................................................         0.59%++          0.59%
 Net investment income .......................................         3.64%++          3.56%
Number of units outstanding at end of year (000 omitted) .....         4,360            4,639



                                                                            Money Market Variable Account
                                                               -------------------------------------------------------
                                                                                      Compass 2
                                                               -------------------------------------------------------
                                                                               Year Ended December 31,
                                                               -------------------------------------------------------
                                                                    1996          1995          1994          1993
                                                               ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ......................    $16.5213      $15.8699      $15.5003      $15.2976
                                                                  --------      --------      --------      --------
 Investment income ...........................................    $ 0.9058      $ 0.9560      $ 0.6615      $ 0.4864
 Expenses ....................................................      0.3162        0.3046        0.2919        0.2837
                                                                  --------      --------      --------      --------
   Net investment income .....................................    $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027
                                                                  --------      --------      --------      --------
 Net increase in unit value ..................................    $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027
                                                                  --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ............................    $17.1109      $16.5213      $15.8699      $15.5003
                                                                  ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .................................................       0.58%         0.58%         0.58%         0.36%
 Net investment income .......................................       3.49%         4.00%         2.37%         1.30%
Number of units outstanding at end of year (000 omitted) .....       5,208         6,501         6,851         6,418

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                      Money Market
                                                                    Variable Account
                                                                   ------------------
                                                                   Compass 3 - Level 2
                                                                   -------------------
                                                                       Six Months
                                                                          Ended
                                                                      June 30, 1998
                                                                   ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $10.8587
                                                                       --------
 Investment income ...............................................     $ 0.2776
 Expenses ........................................................       0.0759
                                                                       --------
   Net investment income .........................................     $ 0.2017
                                                                       --------
 Net increase in unit value ......................................     $ 0.2017
                                                                       --------
 Unit value:
 Net asset value -- end of period ................................     $11.0604
                                                                       ========
Ratios (to average net  assets):
 Expenses+## .....................................................        0.59%++
 Net investment income ...........................................        3.64%++
Number of units outstanding at end of year (000 omitted) .........        2,733



                                                                           Money Market Variable Account
                                                                   ----------------------------------------------
                                                                                Compass 3 - Level 2
                                                                   ----------------------------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------    Period Ended
                                                                                                  December 31,
                                                                        1997          1996            1995#
                                                                   ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $10.4654       $10.0997        $10.0000
                                                                      --------       --------        --------
 Investment income ...............................................    $ 0.5838       $ 0.5993        $ 0.1358
 Expenses ........................................................      0.1905         0.2336          0.0361
                                                                      --------       --------        --------
   Net investment income .........................................    $ 0.3933       $ 0.3657        $ 0.0997
                                                                      --------       --------        --------
 Net increase in unit value ......................................    $ 0.3933       $ 0.3657        $ 0.0997
                                                                      --------       --------        --------
 Unit value:
 Net asset value -- end of period ................................    $10.8587       $10.4654        $10.0997
                                                                      ========       ========        ========
Ratios (to average net  assets):
 Expenses+## .....................................................       0.59%          0.58%           0.58%++
 Net investment income ...........................................       3.56%          3.49%           4.00%++
Number of units outstanding at end of year (000 omitted) .........       1,104            897             561

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                Money Market Variable Account
                                                               --------------------------------
                                                                          Compass 3
                                                               --------------------------------
                                                                                    Year Ended
                                                                   Six Months      December 31,
                                                                      Ended       --------------
                                                                  June 30, 1998        1997
                                                               ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ......................      $14.6369         $14.1277
                                                                    --------         --------
 Investment income ...........................................      $ 0.4004         $ 0.7782
 Expenses ....................................................        0.1395           0.2690
                                                                    --------         --------
   Net investment income .....................................      $ 0.2609         $ 0.5092
                                                                    --------         --------
 Net increase in unit value ..................................      $ 0.2609         $ 0.5092
                                                                    --------         --------
 Unit value:
 Net asset value -- end of period ............................      $14.8978         $14.6369
                                                                    ========         ========
Ratios (to average net  assets):
 Expenses+## .................................................         0.59%++          0.59%
 Net investment income .......................................         3.64%++          3.56%
Number of units outstanding at end of year (000 omitted) .....         1,395            1,160



                                                                            Money Market Variable Account
                                                               -------------------------------------------------------
                                                                                      Compass 3
                                                               -------------------------------------------------------
                                                                               Year Ended December 31,
                                                               -------------------------------------------------------
                                                                    1996          1995          1994          1993
                                                               ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ......................    $13.6545      $13.1291      $12.8359      $12.6806
                                                                  --------      --------      --------      --------
 Investment income ...........................................    $ 0.7437      $ 0.7885      $ 0.5688      $ 0.4065
 Expenses ....................................................      0.2705        0.2631        0.2756        0.2512
                                                                  --------      --------      --------      --------
   Net investment income .....................................    $ 0.4732      $ 0.5254      $ 0.2932      $ 0.1553
                                                                  --------      --------      --------      --------
 Net increase in unit value ..................................    $ 0.4732      $ 0.5254      $ 0.2932      $ 0.1553
                                                                  --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ............................    $14.1277      $13.6545      $13.1291      $12.8359
                                                                  ========      ========      ========      ========
Ratios (to average net  assets):
 Expenses+## .................................................       0.58%         0.58%         0.58%         0.36%
 Net investment income .......................................       3.49%         4.00%         2.37%         1.30%
Number of units outstanding at end of year (000 omitted) .....       1,930         3,929         4,599         3,823

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                    Total Return Variable Account
                                                                   --------------------------------
                                                                              Compass 2
                                                                   --------------------------------
                                                                       Six Months      Year Ended
                                                                          Ended       December 31,
                                                                        June 30,      -------------
                                                                          1998             1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $30.1563         $25.0444
                                                                        --------         --------
 Investment income ...............................................      $ 0.7027         $ 1.3666
 Expenses ........................................................        0.3380           0.6070
                                                                        --------         --------
   Net investment income .........................................      $ 0.3647         $ 0.7596
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        2.0555           4.3523
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 2.4202         $ 5.1119
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $32.5765         $30.1563
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.82%++          0.83%
 Net investment income ...........................................         2.10%++          2.32%
Portfolio turnover ...............................................           61%             111%
Number of units outstanding at end of year (000 omitted) .........         3,755            3,956



                                                                                Total Return Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 2
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $22.2577      $17.4729      $18.0043      $15.9891
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.1203      $ 1.0394      $ 0.8583      $ 0.8513
 Expenses ........................................................      0.4844        0.4118        0.3704        0.3616
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 0.6359      $ 0.6276      $ 0.4879      $ 0.4897
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      2.1508        4.1572       (1.0193)       1.5255
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 2.7867      $ 4.7848      $(0.5314)     $ 2.0152
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $25.0444      $22.2577      $17.4729      $18.0043
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.82%         0.83%         0.82%         0.76%
 Net investment income ...........................................       2.59%         2.99%         2.60%         2.43%
Portfolio turnover ...............................................        140%          105%           63%           89%
Number of units outstanding at end of year (000 omitted) .........       4,414         4,801         5,410         5,889

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                  Total Return Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                                        Year Ended December 31,
                                                                       Six Months     ---------------------------  Period Ended
                                                                          Ended                                    December 31,
                                                                      June 30, 1998        1997          1996         1995#
                                                                   ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $  14.2173        $ 11.8074     $ 10.4938     $ 10.0000
                                                                      ----------        ---------     ---------     ---------
 Investment income ...............................................    $   0.3051        $  0.5718     $  0.5280     $  0.1247
 Expenses ........................................................        0.1482           0.2715        0.2317        0.0525
                                                                      ----------        ---------     ---------     ---------
   Net investment income .........................................    $   0.1569        $  0.3003     $  0.2963     $  0.0722
 Net realized and unrealized gains on investments and foreign
  currency transactions ..........................................        0.9840           2.1096        1.0173        0.4216
                                                                      ----------        ---------     ---------     ---------
 Net increase in unit value ......................................    $   1.1409        $  2.4099     $  1.3136     $  0.4938
                                                                      ----------        ---------     ---------     ---------
 Unit value:
 Net asset value -- end of period ................................    $  15.3582        $ 14.2173     $ 11.8074     $ 10.4938
                                                                      ==========        =========     =========     =========
Ratios (to average net assets):
 Expenses+## .....................................................         0.82%++          0.83%         0.82%         0.83%
 Net investment income ...........................................         2.10%++          2.32%         2.59%         2.99%
Portfolio turnover ...............................................           61%             111%          140%          105%
Number of units outstanding at end of year (000 omitted) .........         6,066            5,260         3,717         1,637

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                    Total Return Variable Account
                                                                   --------------------------------
                                                                              Compass 3
                                                                   --------------------------------
                                                                                        Year Ended
                                                                       Six Months      December 31,
                                                                          Ended       --------------
                                                                      June 30, 1998        1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $29.7131         $24.7133
                                                                        --------         --------
 Investment income ...............................................      $ 0.6735         $ 1.1487
 Expenses ........................................................        0.3515           0.5870
                                                                        --------         --------
   Net investment income .........................................      $ 0.3220         $ 0.5617
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        2.0388           4.4381
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 2.3608         $ 4.9998
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $32.0739         $29.7131
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         0.82%++          0.83%
 Net investment income ...........................................         2.10%++          2.32%
Portfolio turnover ...............................................           61%             111%
Number of units outstanding at end of year (000 omitted) .........         3,500            4,024



                                                                                Total Return Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 3
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $21.9966      $17.2937      $17.8462      $15.8723
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.0817      $ 1.0122      $ 0.8371      $ 0.8304
 Expenses ........................................................      0.5068        0.4358        0.3904        0.3829
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 0.5749      $ 0.5764      $ 0.4467      $ 0.4475
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................      2.1418        4.1265       (0.9992)       1.5264
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 2.7167      $ 4.7029      $(0.5525)     $ 1.9739
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $24.7133      $21.9966      $17.2937      $17.8462
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       0.82%         0.83%         0.82%         0.76%
 Net investment income ...........................................       2.59%         2.99%         2.60%         2.43%
Portfolio turnover ...............................................        140%          105%           63%           89%
Number of units outstanding at end of year (000 omitted) .........       5,177         6,322         7,349         7,013

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                      World Governments Variable
                                                                               Account
                                                                   --------------------------------
                                                                              Compass 2
                                                                   --------------------------------
                                                                       Six Months      Year Ended
                                                                          Ended       December 31,
                                                                        June 30,      -------------
                                                                          1998             1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................      $18.2798         $18.6786
                                                                        --------         --------
 Investment income ...............................................      $ 0.5658         $ 1.1566
 Expenses ........................................................        0.2339           0.4192
                                                                        --------         --------
   Net investment income .........................................      $ 0.3319         $ 0.7374
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................       (0.1602)         (1.1362)
                                                                        --------         --------
 Net increase (decrease) in unit value ...........................      $ 0.1717         $(0.3988)
                                                                        --------         --------
 Unit value:
 Net asset value -- end of period ................................      $18.4515         $18.2798
                                                                        ========         ========
Ratios (to average net assets):
 Expenses+## .....................................................         1.07%++          1.05%
 Net investment income ...........................................         3.48%++          3.95%
Portfolio turnover ...............................................          191%             338%
Number of units outstanding at end of year (000 omitted) .........           332              435



                                                                             World Governments Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 2
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $18.1095      $15.8337       $16.9056     $14.4420
                                                                      --------      --------       --------     --------
 Investment income ...............................................    $ 1.2469      $ 1.3112       $ 1.0805     $ 1.1460
 Expenses ........................................................      0.4084        0.3863         0.3565       0.3704
                                                                      --------      --------       --------     --------
   Net investment income .........................................    $ 0.8385      $ 0.9249       $ 0.7240     $ 0.7756
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................     (0.2694)       1.3509        (1.7959)      1.6880
                                                                      --------      --------       --------     --------
 Net increase (decrease) in unit value ...........................    $ 0.5691      $ 2.2758       $(1.0719)    $ 2.4636
                                                                      --------      --------       --------     --------
 Unit value:
 Net asset value -- end of period ................................    $18.6786      $18.1095       $15.8337     $16.9056
                                                                      ========      ========       ========     ========
Ratios (to average net assets):
 Expenses+## .....................................................       1.00%         1.00%          1.00%        0.94%
 Net investment income ...........................................       4.54%         5.25%          4.45%        4.12%
Portfolio turnover ...............................................        397%          330%           256%         202%
Number of units outstanding at end of year (000 omitted) .........         588           824            983        1,092

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                World Governments Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                                        Year Ended December 31,
                                                                       Six Months     ---------------------------  Period Ended
                                                                          Ended                                    December 31,
                                                                      June 30, 1998        1997          1996         1995#
                                                                   ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.4553        $ 10.6836     $ 10.3582     $ 10.0000
                                                                       ----------        ---------     ---------     ---------
 Investment income ...............................................     $   0.3112        $  0.6710     $  0.7308     $  0.1819
 Expenses ........................................................         0.1193           0.2440        0.2391        0.0554
                                                                       ----------        ---------     ---------     ---------
   Net investment income .........................................     $   0.1919        $  0.4270     $  0.4917     $  0.1265
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        (0.0937)         (0.6553)      (0.1663)       0.2317
                                                                       ----------        ---------     ---------     ---------
 Net increase (decrease) in unit value ...........................     $   0.0982        $ (0.2283)    $  0.3254     $  0.3582
                                                                       ----------        ---------     ---------     ---------
 Unit value:
 Net asset value -- end of period ................................     $  10.5535        $ 10.4553     $ 10.6836     $ 10.3582
                                                                       ==========        =========     =========     =========
Ratios (to average net assets):
 Expenses+## .....................................................          1.07%++          1.05%         1.00%         1.00%
 Net investment income ...........................................          3.48%++          3.95%         4.54%         5.25%
Portfolio turnover ...............................................           191%             338%          397%          330%
Number of units outstanding at end of year (000 omitted) .........            669              670           563           316

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                      World Governments Variable
                                                                               Account
                                                                   --------------------------------
                                                                              Compass 3
                                                                   --------------------------------
                                                                                        Year Ended
                                                                       Six Months      December 31,
                                                                          Ended       --------------
                                                                      June 30, 1998        1997
                                                                   ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ..........................       $18.0103        $18.4308
                                                                         --------        --------
 Investment income ...............................................       $ 0.5670        $ 1.1298
 Expenses ........................................................         0.2259          0.4390
                                                                         --------        --------
   Net investment income .........................................       $ 0.3411        $ 0.6908
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................        (0.1854)        (1.1113)
                                                                         --------        --------
 Net increase (decrease) in unit value ...........................       $ 0.1557        $(0.4205)
                                                                         --------        --------
 Unit value:
 Net asset value -- end of period ................................       $18.1660        $18.0103
                                                                         ========        ========
Ratios (to average net assets):
 Expenses+## .....................................................          1.07%++         1.05%
 Net investment income ...........................................          3.48%++         3.95%
Portfolio turnover ...............................................           191%            338%
Number of units outstanding at end of year (000 omitted) .........            351             500



                                                                             World Governments Variable Account
                                                                   -------------------------------------------------------
                                                                                          Compass 3
                                                                   -------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        1996          1995          1994          1993
                                                                   ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $17.8962      $15.6705      $16.7563      $14.3365
                                                                      --------      --------      --------      --------
 Investment income ...............................................    $ 1.2367      $ 1.3045      $ 1.0666      $ 1.1293
 Expenses ........................................................      0.4322        0.4086        0.3760        0.3890
                                                                      --------      --------      --------      --------
   Net investment income .........................................    $ 0.8045      $ 0.8959      $ 0.6906      $ 0.7403
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions ..................................     (0.2699)       1.3298       (1.7764)       1.6795
                                                                      --------      --------      --------      --------
 Net increase (decrease) in unit value ...........................    $ 0.5346      $ 2.2257      $(1.0858)     $ 2.4198
                                                                      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of period ................................    $18.4308      $17.8962      $15.6705      $16.7563
                                                                      ========      ========      ========      ========
Ratios (to average net assets):
 Expenses+## .....................................................       1.00%         1.00%         1.00%         0.94%
 Net investment income ...........................................       4.54%         5.25%         4.45%         4.12%
Portfolio turnover ...............................................        397%          330%          256%          202%
Number of units outstanding at end of year (000 omitted) .........         789         1,021         1,321         1,363

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## Expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

Notes to Financial Statements

(1) Organization

Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and High Yield Variable Account, Managed Sectors Variable Account, and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.


(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.


Investment Valuations

Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Account's use of amortized cost is subject to the Account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.


Repurchase Agreements

Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the collateral to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Variable Account under each such repurchase agreement. The Variable Accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.


Foreign Currency Translation

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.


Written Options

Certain Variable Accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Account realizes a gain equal to the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Account. The Account, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts

Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Accounts will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.


Federal Income Taxes

The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.


Investment Transactions and Income

Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly

The Variable Accounts' custody fees are calculated as a percentage of the average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Variable Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.


(3) Contract Charges

The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account, and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.


(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) Management Agreements

The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an indirect majority owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:



                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%
World Governments Variable Account .............                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.


Administrator

The Accounts have an administrative services agreement with MFS to provide the Accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Accounts pay MFS an administrative fee at the following annual percentages of the Accounts' average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

(6) Portfolio Securities

For the period ended June 30, 1998, purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:



                                                      Purchases           Sales
                                                   ---------------   ---------------
Capital Appreciation Variable Account ..........    $285,849,600      $334,105,613
High Yield Variable Account ....................     152,763,158       179,802,673
Managed Sectors Variable Account ...............      77,344,692        76,553,458
Money Market Variable Account* .................     441,698,614       424,668,993
Total Return Variable Account ..................     149,877,561       129,098,825
World Governments Variable Account .............      16,701,605        20,299,791

For the period ended June 30, 1998, purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:



                                                        Purchases            Sales
                                                    ----------------   ----------------
Government Securities Variable Account ..........    $  133,319,434     $  138,257,798
Managed Sectors Variable Account ................           762,420            --
Money Market Variable Account* ..................     2,137,047,778      2,139,013,028
Total Return Variable Account ...................        64,889,975         69,479,443
World Governments Variable Account ..............        23,136,297         20,299,791

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.


(7) High Yield Securities and Financial Instruments

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.


Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Written Option Transactions

Managed Sectors Variable Account

                                                                       1998 Calls
                                                                      -----------
                                                         Contracts      Premiums
                                                        -----------   -----------
Outstanding, beginning of period ....................      1,971       $273,732
 Options written ....................................        --             --
 Options terminated in closing transactions .........        390          9,974
 Options expired ....................................      1,581        263,758
Outstanding, end of period ..........................        --             --

At June 30, 1998, the Managed Sectors Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

World Governments Variable Account

                                                               1998 Calls                          1998 Puts
                                                   ----------------------------------   -------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)      Premiums
                                                   -------------------   ------------   ------------------   ----------
Outstanding, beginning of year --
 Japanese Yen ..................................          296,310         $  46,762             --           $  --
Options written --
 Japanese Yen/Deutsche Marks ...................          275,940            64,172             --              --
 Canadian Dollars ..............................            --                --               1,514            5,664
Options expired--
 Japanese Yen ..................................         (296,310)          (46,762)            --              --
                                                         --------         ---------            -----         ---------
Outstanding, end of period .....................                          $  64,172                          $  5,664
                                                                          =========                          =========
Options outstanding at end of period consist of:
 Japanese Yen/Deutsche Marks ...................          275,940         $  64,172             --           $  --
 Canadian Dollars ..............................            --                --               1,514            5,664
                                                         --------         ---------            -----         ---------
Outstanding, end of period .....................                          $  64,172                          $  5,664
                                                                          =========                          =========

At June 30, 1998, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts



                                                                                                                    Net Unrealized
                                                                       Contracts to    Contracts at   In Exchange    Appreciation
Account                               Transaction  Settlement Date   Deliver/Receive       Value          For       (Depreciation)
------------------------------------ ------------- ---------------- ----------------- -------------- ------------- ---------------
World Governments Variable Account   Sales         09/25/98   CAD         1,836,345    $ 1,251,644    $ 1,248,832        (2,812)
                                                   09/25/98   JPY       522,273,637      3,826,845      3,913,017        86,172
                                                                                       -----------    -----------    ----------
                                                                                       $ 5,078,489    $ 5,161,849    $   83,360
                                                                                       ===========    ===========    ==========
                                     Purchases
                                                   09/25/98   CAD         4,308,217      2,936,461      3,009,729       (73,268)
                                                   09/25/98   JPY     1,035,774,858      7,589,412      7,912,507      (323,095)
                                                   09/25/98   NLG             2,811          1,387          1,414           (27)
                                                                                       -----------    -----------    ----------
                                                                                       $10,527,260    $10,923,650    $ (396,390)
                                                                                       ===========    ===========    ==========

Forward foreign currency purchases and sales under master netting arrangements for the World Governments Variable Account excluded above amounted to a net payable of $81,584 with Swiss bank, $35,293 with Deutsche Bank, and $110,925 with Merrill Lynch, and a net receivable of $28,035 with Banker's Trust, and $49,886 with First Boston.

At June 30, 1998, the World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 30 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) Restricted Securities

Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, High Yield Variable Account and Total Return Variable Account owned the following restricted securities (consisting of 0.5% and 0.5% of the Account's net assets, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Boards of Managers.



                                                                        Date of     Share/Par
Account                         Description                           Acquisition    Amount       Cost         Value
------------------------------- ------------------------------------ ------------- ---------- ------------ ------------
High Yield Variable Account     Airplane Pass Through Trust            3/13/96     $750,000    $  750,000   $  847,162
                                Atlantic Gulf Communities Corp.        9/25/95          150          --            310
Total Return Variable Account   Criimi Mae Commercial Mortgage          5/6/98          320       310,650      313,700
                                 Trust, 7s, 2011
                                United Airlines Pass Through Trust     1/30/96        1,163     1,156,243    1,215,391
                                                                                               ----------   ----------
                                                                                               $2,216,893   $2,376,563
                                                                                               ==========   ==========

(9) Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:



                                                     Period ended June 30, 1998 (000 Omitted)
                                        ------------------------------------------------------------------
                                                             Transfers Between          Withdrawals,
                                                             Variable Accounts           Surrenders,
                                            Purchase             and Fixed             Annuitizations,
                                            Payments            Accumulation            and Contract
                                            Received              Account                  Charges
                                        ----------------- ------------------------ -----------------------
                                         Units   Dollars     Units       Dollars     Units      Dollars
                                        ------- --------- ----------- ------------ --------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..................    57    $ 3,609        (28)   $  (2,962)     (509)    $ (31,648)
 Compass 3 Contracts ..................   193      7,992       (309)     (12,649)     (127)       (5,225)
 Compass 3 Level 2 Contracts ..........    57        964        805       13,523      (408)       (6,981)
                                                 -------               ---------               ---------
                                                 $12,565               $  (2,088)              $ (43,854)
                                                 =======               =========               =========
Government Securities Variable Account
 Compass 2 Contracts ..................    38    $ 1,054       (124)   $  (3,481)     (434)    $ (12,117)
 Compass 3 Contracts ..................    52      1,023       (118)      (2,310)      (79)       (1,557)
 Compass 3 Level 2 Contracts ..........    15        170        195        2,207      (120)       (1,365)
                                                 -------               ---------               ---------
                                                 $ 2,247               $  (3,584)              $ (15,039)
                                                 =======               =========               =========
High Yield Variable Account
 Compass 2 Contracts ..................    28    $   942        (87)   $  (2,982)     (281)    $  (9,475)
 Compass 3 Contracts ..................    43      1,089       (346)      (8,734)      (37)         (919)
 Compass 3 Level 2 Contracts ..........    11        152     (1,044)     (13,985)      (61)         (808)
                                                 -------               ---------               ---------
                                                 $ 2,183               $ (25,701)              $ (11,202)
                                                 =======               =========               =========
Managed Sectors Variable Account
 Compass 2 Contracts ..................     9    $   427         12    $     605       (41)    $  (2,048)
 Compass 3 Contracts ..................    76      3,747       (166)      (7,829)      (53)       (2,622)
 Compass 3 Level 2 Contracts ..........    34        541        396        6,222      (185)       (2,887)
                                                 -------               ---------               ---------
                                                 $ 4,715               $  (1,002)              $  (7,557)
                                                 =======               =========               =========
Money Market Variable Account
 Compass 2 Contracts ..................    27    $   482        369    $   6,673      (675)    $ (12,101)
 Compass 3 Contracts ..................    76      1,108        342        5,041      (183)       (2,689)
 Compass 3 Level 2 Contracts ..........    12        126      1,789       19,650      (172)       (1,889)
                                                 -------               ---------               ---------
                                                 $ 1,716               $  31,364               $ (16,679)
                                                 =======               =========               =========
Total Return Variable Account
 Compass 2 Contracts ..................    27    $   877         51    $   1,643      (278)    $  (8,799)
 Compass 3 Contracts ..................   197      6,148       (541)     (16,877)     (180)       (5,672)
 Compass 3 Level 2 Contracts ..........    70      1,052      1,144       17,117      (408)       (6,106)
                                                 -------               ---------               ---------
                                                 $ 8,077               $   1,883               $ (20,577)
                                                 =======               =========               =========
World Governments Variable Account
 Compass 2 Contracts ..................     3    $    56        (61)   $  (1,116)      (45)    $    (823)
 Compass 3 Contracts ..................    22        399       (145)      (2,622)      (27)         (481)
 Compass 3 Level 2 Contracts ..........     9         92         55          573       (64)         (680)
                                                 -------               ---------               ---------
                                                 $   547               $  (3,165)              $  (1,984)
                                                 =======               =========               =========



                                                Period ended June 30, 1998 (000 Omitted)
                                        ---------------------------------------------------------
                                                   Net                  Net             Net
                                              Accumulation         Annuitization      Increase
                                                Activity              Activity       (Decrease)
                                        ------------------------- --------------- ---------------
                                           Units       Dollars        Dollars         Dollars
                                        ----------- ------------- --------------- ---------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..................      (480)    $ (31,001)      $(524)         $(31,525)
 Compass 3 Contracts ..................      (243)       (9,882)        (43)           (9,925)
 Compass 3 Level 2 Contracts ..........       454         7,506         473             7,979
                                                      ---------       -----          --------
                                                      $ (33,377)      $ (94)         $(33,471)
                                                      =========       =====          ========
Government Securities Variable Account
 Compass 2 Contracts ..................      (520)    $ (14,544)      $ 205          $(14,339)
 Compass 3 Contracts ..................      (145)       (2,844)        (10)           (2,854)
 Compass 3 Level 2 Contracts ..........        90         1,012          (6)            1,006
                                                      ---------       -----          --------
                                                      $ (16,376)      $ 189          $(16,187)
                                                      =========       =====          ========
High Yield Variable Account
 Compass 2 Contracts ..................      (340)    $ (11,515)      $(226)         $(11,741)
 Compass 3 Contracts ..................      (340)       (8,564)         --            (8,564)
 Compass 3 Level 2 Contracts ..........    (1,094)      (14,641)         --           (14,641)
                                                      ---------       -----          --------
                                                      $ (34,720)      $(226)         $(34,946)
                                                      =========       =====          ========
Managed Sectors Variable Account
 Compass 2 Contracts ..................       (20)    $  (1,016)      $ (21)         $ (1,037)
 Compass 3 Contracts ..................      (143)       (6,704)        (28)           (6,732)
 Compass 3 Level 2 Contracts ..........       245         3,876         118             3,994
                                                      ---------       -----          --------
                                                      $  (3,844)      $  69          $ (3,775)
                                                      =========       =====          ========
Money Market Variable Account
 Compass 2 Contracts ..................      (279)    $  (4,946)      $(165)         $ (5,111)
 Compass 3 Contracts ..................       235         3,460          (1)            3,459
 Compass 3 Level 2 Contracts ..........     1,629        17,887          --            17,887
                                                      ---------       -----          --------
                                                      $  16,401       $(166)         $ 16,235
                                                      =========       =====          ========
Total Return Variable Account
 Compass 2 Contracts ..................      (200)    $  (6,279)      $(232)         $ (6,511)
 Compass 3 Contracts ..................      (524)      (16,401)        (22)          (16,423)
 Compass 3 Level 2 Contracts ..........       806        12,063          (2)           12,061
                                                      ---------       -----          --------
                                                      $ (10,617)      $(256)         $(10,873)
                                                      =========       =====          ========
World Governments Variable Account
 Compass 2 Contracts ..................      (103)    $  (1,883)      $  (4)         $ (1,887)
 Compass 3 Contracts ..................      (150)       (2,704)         (1)           (2,705)
 Compass 3 Level 2 Contracts ..........         0           (15)          7                (8)
                                                      ---------       -----          -----------
                                                      $  (4,602)      $   2          $ (4,600)
                                                      =========       =====          ==========

The changes in net assets from changes in numbers of outstanding units were as follows:



                                                        Year Ended December 31, 1997 (000 Omitted)
                                           --------------------------------------------------------------------
                                                                Transfers Between           Withdrawals,
                                                                Variable Accounts            Surrenders,
                                               Purchase             and Fixed              Annuitizations,
                                               Payments            Accumulation             and Contract
                                               Received              Account                   Charges
                                           ----------------- ------------------------ -------------------------
                                            Units   Dollars     Units       Dollars      Units       Dollars
                                           ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................   128    $ 6,572        (40)   $    (623)       (919)    $ (47,471)
 Compass 3 Contracts .....................   432     14,656       (888)     (29,853)       (312)      (10,658)
 Compass 3 Level 2 Contracts .............    87      1,228      2,003       28,005        (612)       (8,653)
                                                    -------               ---------                 ---------
                                                    $22,456               $  (2,471)                $ (66,782)
                                                    =======               =========                 =========
Government Securities Variable Account
 Compass 2 Contracts .....................    80    $ 2,089       (495)   $ (13,383)     (1,226)    $ (32,195)
 Compass 3 Contracts .....................   124      2,290       (340)      (6,302)       (204)       (3,785)
 Compass 3 Level 2 Contracts .............    27        290        474        5,016        (260)       (2,765)
                                                    -------               ---------                 ---------
                                                    $ 4,669               $ (14,669)                $ (38,745)
                                                    =======               =========                 =========
High Yield Variable Account
 Compass 2 Contracts .....................    59    $ 1,814        (91)   $  (2,578)       (500)    $ (15,376)
 Compass 3 Contracts .....................    90      2,051       (233)      (5,243)        (86)       (1,947)
 Compass 3 Level 2 Contracts .............    21        256        415        4,887        (213)       (2,568)
                                                    -------               ---------                 ---------
                                                    $ 4,121               $  (2,934)                $ (19,891)
                                                    =======               =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................    20    $   854         74    $   3,128         (86)    $  (3,586)
 Compass 3 Contracts .....................   172      7,114       (325)     (12,759)       (140)       (5,834)
 Compass 3 Level 2 Contracts .............    50        666      1,223       15,786        (320)       (4,269)
                                                    -------               ---------                 ---------
                                                    $ 8,634               $   6,155                 $ (13,689)
                                                    =======               =========                 =========
Money Market Variable Account
 Compass 2 Contracts .....................    64    $ 1,121        353    $   6,088        (986)    $ (17,174)
 Compass 3 Contracts .....................   180      2,583       (528)      (7,682)       (422)       (6,047)
 Compass 3 Level 2 Contracts .............    15        160        753        7,829        (561)       (5,968)
                                                    -------               ---------                 ---------
                                                    $ 3,864               $   6,235                 $ (29,189)
                                                    =======               =========                 =========
Total Return Variable Account
 Compass 2 Contracts .....................    67    $ 1,867        182    $   5,026        (707)    $ (19,474)
 Compass 3 Contracts .....................   456     12,335     (1,178)     (31,595)       (431)      (11,669)
 Compass 3 Level 2 Contracts .............   118      1,528      2,405       30,842        (980)      (12,578)
                                                    -------               ---------                 ---------
                                                    $15,730               $   4,273                 $ (43,721)
                                                    =======               =========                 =========
World Governments Variable Account
 Compass 2 Contracts .....................    10    $   173        (55)   $  (1,004)       (106)    $  (1,932)
 Compass 3 Contracts .....................    64      1,155       (278)      (4,982)        (75)       (1,344)
 Compass 3 Level 2 Contracts .............    12        127        311        3,227        (216)       (2,234)
                                                    -------               ---------                 ---------
                                                    $ 1,455               $  (2,759)                $  (5,510)
                                                    =======               =========                 =========



                                                 Year Ended December 31, 1997 (000 Omitted)
                                           -------------------------------------------------------
                                                      Net                  Net            Net
                                                 Accumulation         Annuitization     Increase
                                                   Activity              Activity      (Decrease)
                                           ------------------------- --------------- -------------
                                              Units       Dollars        Dollars        Dollars
                                           ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................      (831)    $ (41,522)      $(619)        $ (42,141)
 Compass 3 Contracts .....................      (768)      (25,855)       (255)          (26,110)
 Compass 3 Level 2 Contracts .............     1,478        20,580         181            20,761
                                                         ---------       -----         ---------
                                                         $ (46,797)      $(693)        $ (47,490)
                                                         =========       =====         =========
Government Securities Variable Account
 Compass 2 Contracts .....................    (1,641)    $ (43,489)      $(265)        $ (43,754)
 Compass 3 Contracts .....................      (420)       (7,797)        (16)           (7,813)
 Compass 3 Level 2 Contracts .............       241         2,541         (24)            2,517
                                                         ---------       -----         ---------
                                                         $ (48,745)      $(305)        $ (49,050)
                                                         =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts .....................      (532)    $ (16,140)      $(291)        $ (16,431)
 Compass 3 Contracts .....................      (229)       (5,139)         (3)           (5,142)
 Compass 3 Level 2 Contracts .............       223         2,575           0             2,575
                                                         ---------       -----         ---------
                                                         $ (18,704)      $(294)        $ (18,998)
                                                         =========       =====         =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................         8     $     396       $  45         $     441
 Compass 3 Contracts .....................      (293)      (11,479)         82           (11,397)
 Compass 3 Level 2 Contracts .............       953        12,183          50            12,233
                                                         ---------       -----         ---------
                                                         $   1,100       $ 177         $   1,277
                                                         =========       =====         =========
Money Market Variable Account
 Compass 2 Contracts .....................      (569)    $  (9,965)      $ (40)        $ (10,005)
 Compass 3 Contracts .....................      (770)      (11,146)         (4)          (11,150)
 Compass 3 Level 2 Contracts .............       207         2,021          (2)            2,019
                                                         ---------       -----         ---------
                                                         $ (19,090)      $ (46)        $ (19,136)
                                                         =========       =====         =========
Total Return Variable Account
 Compass 2 Contracts .....................      (458)    $ (12,581)      $(127)        $ (12,708)
 Compass 3 Contracts .....................    (1,153)      (30,929)       (185)          (31,114)
 Compass 3 Level 2 Contracts .............     1,543        19,792         134            19,926
                                                         ---------       -----         ---------
                                                         $ (23,718)      $(178)        $ (23,896)
                                                         =========       =====         =========
World Governments Variable Account
 Compass 2 Contracts .....................      (151)    $  (2,763)      $  (9)        $  (2,772)
 Compass 3 Contracts .....................      (289)       (5,171)        (12)           (5,183)
 Compass 3 Level 2 Contracts .............       107         1,120          (5)            1,115
                                                         ---------       -----         ---------
                                                         $  (6,814)      $ (26)        $  (6,840)
                                                         =========       =====         =========

(10) Detailed Statements of Operations -- Six Months Ended June 30, 1998 (000 Omitted)



                                                           Capital Appreciation Variable Account
                                               -------------------------------------------------------------
                                                         Compass 2                      Compass 3
                                               ------------------------------ ------------------------------
                                                Accumulation   Annuitization   Accumulation   Annuitization
                                               -------------- --------------- -------------- ---------------
Investment income:
 Interest ....................................    $    204        $    3         $    49           $--
 Dividends ...................................         935            12             219             1
                                                  --------        ------         -------           ---
   Total investment income ...................    $  1,139        $   15         $   268           $ 1
Expenses .....................................       5,018            25           1,231             1
                                                  --------        ------         -------           ---
  Net investment loss ........................    $ (3,879)       $  (10)        $  (963)          $--
                                                  --------        ------         -------           ---
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .........................    $ 49,085        $  648         $11,465           $29
  Net unrealized gains (losses) ..............      41,887           527           9,675            25
                                                  --------        ------         -------           ---
Net realized and unrealized gains (losses)
 on investments ..............................    $ 90,972        $1,175         $21,140           $54
                                                  --------        ------         -------           ---
Increase (decrease) in net assets from
 operations ..................................    $ 87,093        $1,165         $20,177           $54
                                                  ========        ======         =======           ===



                                                  Capital Appreciation Variable Account
                                               --------------------------------------------
                                                    Compass 3 - Level 2
                                               ------------------------------
                                                Accumulation   Annuitization      Total
                                               -------------- --------------- ------------
Investment income:
 Interest ....................................    $    25         $   --        $    281
 Dividends ...................................        136              1           1,304
                                                  -------         ------        --------
   Total investment income ...................    $   161         $    1        $  1,585
Expenses .....................................        707              1           6,983
                                                  -------         ------        --------
  Net investment loss ........................    $  (546)        $   --        $ (5,398)
                                                  -------         ------        --------
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .........................    $ 7,120         $   31        $ 68,378
  Net unrealized gains (losses) ..............      5,790           (194)         57,710
                                                  -------         ------        --------
Net realized and unrealized gains (losses)
 on investments ..............................    $12,910         $ (163)       $126,088
                                                  -------         ------        --------
Increase (decrease) in net assets from
 operations ..................................    $12,364         $ (163)       $120,690
                                                  =======         ======        ========


                                                        Government Securities Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $4,918          $  90          $ 670            $ 6
                                                 ------          -----          -----            ---
   Total investment income .................     $4,918          $  90          $ 670            $ 6
Expenses ...................................      1,398              8            200             --
                                                 ------          -----          -----            ---
  Net investment income ....................     $3,520          $  82          $ 470            $ 6
                                                 ------          -----          -----            ---
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .......................     $1,305          $  23          $ 183            $ 1
  Net unrealized losses ....................       (269)           (31)           (38)            --
                                                 ------          -----          -----            ---
Net realized and unrealized gains
 (losses) on investments ...................     $1,036          $  (8)         $ 145            $ 1
                                                 ------          -----          -----            ---
Increase in net assets from operations .....     $4,556          $  74          $ 615            $ 7
                                                 ======          =====          =====            ===



                                              Government Securities Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
                                             -------------- --------------- ---------
Investment income:
 Interest ..................................     $ 516            $ 4        $6,204
                                                 -----            ---        ------
   Total investment income .................     $ 516            $ 4        $6,204
Expenses ...................................       146             --         1,752
                                                 -----            ---        ------
  Net investment income ....................     $ 370            $ 4        $4,452
                                                 -----            ---        ------
Realized and unrealized gains (losses)
 on investments:
  Net realized gains ........................    $ 130            $ 1        $1,643
  Net unrealized losses .....................      (19)            --          (357)
                                                 -----            ---        ------
Net realized and unrealized gains
 (losses) on investments ...................     $ 111            $ 1        $1,286
                                                 -----            ---        ------
Increase in net assets from operations .....     $ 481            $ 5        $5,738
                                                 =====            ===        ======

                                                              High Yield Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................   $   6,585         $ 124          $1,254           $ 1
 Dividends .................................         195             4              35            --
                                               ---------         -----          ------           ---
   Total investment income .................   $   6,780         $ 128          $1,289           $ 1
Expenses ...................................       1,492            11             295           ---
                                               ---------         -----          ------           ---
  Net investment income ....................   $   5,288         $ 117          $  994           $ 1
                                               ---------         -----          ------           ---
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .......................   $   4,050         $  77          $  757           $ 1
  Net unrealized losses ....................      (2,741)          (53)           (427)           --
                                               ---------         -----          ------           ---
Net realized and unrealized gains on
 investments ...............................   $   1,309         $  24          $  330           $ 1
                                               ---------         -----          ------           ---
Increase in net assets from operations .....   $   6,597         $ 141          $1,324           $ 2
                                               =========         =====          ======           ===



                                                     High Yield Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
Investment income:
 Interest ..................................     $1,028           $--        $   8,992
 Dividends .................................         29            --              263
                                                 ------           ---        ---------
   Total investment income .................     $1,057           $--        $   9,255
Expenses ...................................        231            --            2,029
                                                 ------           ---        ---------
  Net investment income ....................     $  826           $--        $   7,226
                                                 ------           ---        ---------
Realized and unrealized gains (losses)
 on investments:
  Net realized gains .......................     $  625           $--        $   5,510
  Net unrealized losses ....................       (238)           --           (3,459)
                                                 ------           ---        ---------
Net realized and unrealized gains on
 investments ...............................     $  387           $--        $   2,051
                                                 ------           ---        ---------
Increase in net assets from operations .....     $1,213           $--        $   9,277
                                                 ======           ===        =========


                                                             Managed Sectors Variable Account
                                               -------------------------------------------------------------
                                                         Compass 2                      Compass 3
                                               ------------------------------ ------------------------------
                                                Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ....................................     $   24           $--           $   39          $--
 Dividends ...................................         75           $ 2           $  119          $--
                                                   ------           ---           ------          ---
   Total investment income ...................     $   99           $ 2           $  158          $--
Expenses .....................................        369             2              628           --
                                                   ------           ---           ------          ---
  Net investment loss ...................... .     $ (270)          $--           $ (470)         $--
                                                   ------           ---           ------          ---
Realized and unrealized gains (losses) on
 investments:
  Net realized gains .........................     $2,418           $23           $3,902          $13
  Net unrealized gains (losses) ..............      1,710             9            2,437           (1)
                                                   ------           ---           ------          ---
Net realized and unrealized gains (losses)
 on investments ..............................     $4,128           $32           $6,339          $12
                                                   ------           ---           ------          ---
Increase (decrease) in net assets from
 operations ..................................     $3,858           $32           $5,869          $12
                                                   ======           ===           ======          ===



                                                     Managed Sectors Variable Account
                                               --------------------------------------------
                                                    Compass 3 - Level 2
                                               ------------------------------
                                                Accumulation   Annuitization      Total
Investment income:
 Interest ....................................     $   26          $  --        $     89
 Dividends ...................................     $   76          $  --        $    272
                                                   ------          -----        --------
   Total investment income ...................     $  102          $  --        $    361
Expenses .....................................        368             --           1,367
                                                   ------          -----        --------
  Net investment loss ........................     $ (266)         $  --        $ (1,006)
                                                   ------          -----        --------
Realized and unrealized gains (losses) on
 investments:
  Net realized gains .........................     $2,280          $   3        $  8,639
  Net unrealized gains (losses) ..............      1,568            (62)          5,661
                                                   ------          -----        --------
Net realized and unrealized gains (losses)
 on investments ..............................     $3,848          $ (59)       $ 14,300
                                                   ------          -----        --------
Increase (decrease) in net assets from
 operations ..................................     $3,582          $ (59)       $ 13,294
                                                   ======          =====        ========

                                                              Money Market Variable Account
                                              -------------------------------------------------------------
                                                        Compass 2                      Compass 3
                                              ------------------------------ ------------------------------
                                               Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ...................................     $2,125          $ 34            $518            $--
                                                  ------          ----            ----            ---
   Total investment income ..................     $2,125          $ 34            $518            $--
Expenses ....................................        720             4             184             --
                                                  ------          ----            ----            ---
  Net investment income .....................     $1,405          $ 30            $334            $--
                                                  ------          ----            ----            ---
Realized and unrealized gains (losses) on
 investments ................................     $    5          $ (5)           $ --            $--
                                                  ------          ----            ----            ---
Increase in net assets from operations ......     $1,410          $ 25            $334            $--
                                                  ======          ====            ====            ===



                                                    Money Market Variable Account
                                              -----------------------------------------
                                                   Compass 3 - Level 2
                                              ------------------------------
                                               Accumulation   Annuitization    Total
Investment income:
 Interest ...................................      $519            $--        $3,196
                                                   ----            ---        ------
   Total investment income ..................      $519            $--        $3,196
Expenses ....................................       171             --         1,079
                                                   ----            ---        ------
  Net investment income .....................      $348            $--        $2,117
                                                   ----            ---        ------
Realized and unrealized gains (losses) on
 investments ................................      $ --            $--        $   --
                                                   ----            ---        ------
Increase in net assets from operations ......      $348            $--        $2,117
                                                   ====            ===        ======


                                                             Total Return Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................    $  1,753         $  35         $  1,690         $ 4
 Dividends .................................         794            16              768           2
                                                --------         -----         --------         ---
   Total investment income .................    $  2,547         $  51         $  2,458         $ 6
Expenses ...................................       1,240            10            1,285           1
                                                --------         -----         --------         ---
  Net investment income ....................    $  1,307         $  41         $  1,173         $ 5
                                                --------         -----         --------         ---
Realized and unrealized gains on
 investments:
  Net realized gains .......................    $ 10,356         $ 207         $ 10,027         $23
  Net unrealized (losses) ..................      (2,313)          (44)          (2,113)         (1)
                                                --------         -----         --------         ---
Net realized and unrealized gains on
 investments ...............................    $  8,043         $ 163         $  7,914         $22
                                                --------         -----         --------         ---
Increase in net assets from operations .....    $  9,350         $ 204         $  9,087         $27
                                                ========         =====         ========         ===



                                                    Total Return Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
Investment income:
 Interest ..................................   $   1,221         $ 3         $  4,706
 Dividends .................................         550           1            2,131
                                               ---------         ---         --------
   Total investment income .................   $   1,771         $ 4         $  6,837
Expenses ...................................         861           1            3,398
                                               ---------         ---         --------
  Net investment income ....................   $     910         $ 3         $  3,439
                                               ---------         ---         --------
Realized and unrealized gains on
 investments:
  Net realized gains .......................   $   7,175         $16         $ 27,804
  Net unrealized (losses) ..................      (1,760)         (3)          (6,234)
                                               ---------         ---         --------
Net realized and unrealized gains on
 investments ...............................   $   5,415         $13         $ 21,570
                                               ---------         ---         --------
Increase in net assets from operations .....   $   6,325         $16         $ 25,009
                                               =========         ===         ========

                                                            World Governments Variable Account
                                               -------------------------------------------------------------
                                                         Compass 2                      Compass 3
                                               ------------------------------ ------------------------------
                                                Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ....................................     $  199          $  2           $  221          $  1
                                                   ------          ----           ------          ----
   Total investment income ...................     $  199          $  2           $  221          $  1
Expenses .....................................         83            --               88            --
                                                   ------          ----           ------          ----
  Net investment income ......................     $  116          $  2           $  133          $  1
                                                   ------          ----           ------          ----
Realized and unrealized gains (losses) on
 investments:
  Net realized losses ........................     $   77          $  1           $   87          $ --
  Net unrealized (losses) ....................       (122)           (1)            (144)           (1)
                                                   ------          -----          ------          -----
Net realized and unrealized gains (losses)
 on investments ..............................     $  (45)         $ --           $  (57)         $ (1)
                                                   ------          ----           ------          ----
Increase in net assets from operations .......     $   71          $  2           $   76          $ --
                                                   ======          ====           ======          ====



                                                  World Governments Variable Account
                                               -----------------------------------------
                                                    Compass 3 - Level 2
                                               ------------------------------
                                                Accumulation   Annuitization    Total
Investment income:
 Interest ....................................     $  203          $  2        $  628
                                                   ------          ----        ------
   Total investment income ...................     $  203          $  2        $  628
Expenses .....................................         80            --           251
                                                   ------          ----        ------
  Net investment income ......................     $  123          $  2        $  377
                                                   ------          ----        ------
Realized and unrealized gains (losses) on
 investments:
  Net realized losses ........................     $   69          $  1        $  235
  Net unrealized (losses) ....................       (127)           (1)         (396)
                                                   ------          -----       ------
Net realized and unrealized gains (losses)
 on investments ..............................     $  (58)         $ --        $ (161)
                                                   ------          ----        ------
Increase in net assets from operations .......     $   65          $  2        $  216
                                                   ======          ====        ======

(11) Line of Credit

The Accounts and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Account shares. Interest is charged to each Account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

Independent Auditors' Report

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account (the "Variable Accounts") as of June 30, 1998, the related statements of operations for the six month period then ended, the statements of changes in net assets for the six month period ended June 30, 1998 and the year ended December 31, 1997 and the per unit and other data for the six month period ended June 30, 1998, and each of the years in the five-years ended December 31, 1997. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at June 30, 1998, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 7, 1998

                       --------------------------------
This Compass semiannual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

Members of Boards of Managers and Officers

JOHN D. McNEIL*, Chairman and Member
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts

J. KERMIT BIRCHFIELD, Member
Consultant, Display Technology, Inc. (manufacturer of liquid-crystal display technology), Gloucester, Massachusetts


JAMES R. BORDEWICK Jr.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary

WILLIAM R. GUTOW, Member
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video franchise), Dallas, Texas

DAVID D. HORN*, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts


Sun Life Assurance Company
of Canada (U.S.)

Annuity Service Mailing Address
c/o Sun Life Annuity Service Center
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
Account Information

For account information, please call toll free:
1-800-752-7218 anytime from a touch-tone telephone.

To speak with a customer service representative,
please call toll free: 1-800-752-7215 any
business day from 8 a.m. to 6 p.m. Eastern time.
--------------------------------------------------------------------------------


                                                            COUS-3 8/98 96.5M